FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-171508-05

January 15, 2013

Free Writing Prospectus

Structural and Collateral Term Sheet

$859,381,941
(Approximate Mortgage Pool Balance)

$656,352,000
(Offered Certificates)

GS Mortgage Securities Trust 2013-GC10
As Issuing Entity

GS Mortgage Securities Corporation II
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2013-GC10

Goldman Sachs Mortgage Company
Citigroup Global Markets Realty Corp.
Archetype Mortgage Funding I LLC
MC-Five Mile Commercial Mortgage Finance LLC
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.	Citigroup

Co-Lead Managers and Joint Bookrunners

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus included as part of our registration statement (SEC File No. 333-171508) (the “Base Prospectus”) and a separate free writing prospectus, each to be dated January 15, 2013 (the “Free Writing Prospectus”).  The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus).  The Base Prospectus and the Free Writing Prospectus are available upon request from Goldman, Sachs & Co. or Citigroup Global Markets Inc.  Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.  This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The information contained in this Term Sheet may not pertain to any securities that will actually be sold.  The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options).  Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only.  Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman, Sachs & Co. or Citigroup Global Markets Inc. provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING.  NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION.  IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings (S&P/Fitch/DBRS)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass-Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	AAA(sf) / AAA(sf) / AAA(sf)	$53,438,000		30.000	%(5)	[__]%	(6)	2.49	03/13 – 10/17
Class A-2	AAA(sf) / AAA(sf) / AAA(sf)	$35,275,000		30.000	%(5)	[__]%	(6)	4.76	10/17 – 01/18
Class A-3	AAA(sf) / AAA(sf) / AAA(sf)	$21,000,000		30.000	%(5)	[__]%	(6)	6.93	01/20 – 01/20
Class A-4	AAA(sf) / AAA(sf) / AAA(sf)	$110,000,000		30.000	%(5)	[__]%	(6)	9.81	11/22 – 12/22
Class A-5	AAA(sf) / AAA(sf) / AAA(sf)	$300,475,000		30.000	%(5)	[__]%	(6)	9.89	12/22 – 01/23
Class A-AB	AAA(sf) / AAA(sf) / AAA(sf)	$81,379,000		30.000	%(5)	[__]%	(6)	7.41	01/18 – 11/22
Class X-A	AAA(sf) / AAA(sf) / AAA(sf)	$656,352,000	(7)	N/A		[__]%	Variable IO(8)	N/A	N/A
Class A-S	AAA(sf) / AAA(sf) / AAA(sf)	$54,785,000		23.625%		[__]%	(6)	9.93	01/23 – 01/23

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (S&P/Fitch/DBRS)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass-Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class X-B	A-(sf) / A(sf) / AAA(sf)	$103,126,000	(7)	N/A	[__]%	Variable IO(8)	N/A	N/A
Class B	AA-(sf) / AA(sf) / AA(high)(sf)	$63,380,000		16.250%	[__]%	(6)	9.93	01/23 – 01/23
Class C	A-(sf) / A(sf) / A(high)(sf)	$39,746,000		11.625%	[__]%	(6)	9.93	01/23 – 01/23
Class D	BBB-(sf) / BBB-(sf) / BBB(sf)	$34,376,000		7.625%	[__]%	(6)	9.93	01/23 – 01/23
Class E	BB(sf) / BB+(sf) / BB(sf)	$22,558,000		5.000%	[__]%	(6)	9.93	01/23 – 01/23
Class F	B+(sf) / B(sf) / B(sf)	$16,114,000		3.125%	[__]%	(6)	9.93	01/23 – 01/23
Class G	NR / NR / NR	$26,855,941		0.000%	[__]%	(6)	9.99	01/23 – 02/23
Class R(9)	NR / NR / NR	N/A		N/A	N/A	N/A	N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above.  The anticipated ratings shown are those of Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), Fitch, Inc. (“Fitch”) and DBRS, Inc. (“DBRS”).  Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date.  Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus.  S&P, Fitch and DBRS have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings.  For additional information about this identifier, prospective investors can go to the related rating agency’s website.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the closing date.

(4)	Assuming no prepayments and based on the Modeling Assumptions set forth under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a specified percentage.

(7)
The Class X-A and Class X-B certificates will not have principal amounts and will not be entitled to receive distributions of principal.  Interest will accrue on the Class X-A and Class X-B certificates at their respective pass-through rates based upon their respective notional amounts.  The notional amount of the Class X-A certificates will be equal to the aggregate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class A-S certificates from time to time.  The notional amount of the Class X-B certificates will be equal to the aggregate principal amounts of the Class B and Class C certificates from time to time.

(8)
The pass-through rate on the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class A-S certificates, as described in the Free Writing Prospectus. The pass-through rate on the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class B and Class C certificates, as described in the Free Writing Prospectus.

(9)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class R certificates represent the residual interest in each of two separate REMICs, as further described in the Free Writing Prospectus.  The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance	$859,381,941
Number of Mortgage Loans	61
Number of Mortgaged Properties	93
Average Cut-off Date Mortgage Loan Balance	$14,088,229
Weighted Average Mortgage Interest Rate	4.4485%
Weighted Average Remaining Term to Maturity (months)	115
Weighted Average Remaining Amortization Term (months)(2)	349
Weighted Average Cut-off Date LTV Ratio(3)	63.2%
Weighted Average Maturity Date LTV Ratio(4)	50.2%
Weighted Average Underwritten Debt Service Coverage Ratio(5)	1.68x
Weighted Average Debt Yield on Underwritten NOI(6)	11.1%
% of Mortgage Loans with Additional Debt	8.4%
% of Mortgaged Properties with Single Tenants	3.7%

(1)
Each of the Empire Hotel & Retail mortgage loan and the National Harbor mortgage loan has a related pari passu companion loan, and loan-to-value ratio, debt service coverage ratio and debt yield calculations presented in this Term Sheet include the related pari passu companion loan unless otherwise indicated. These loans will be serviced pursuant to the pooling and servicing agreement for the GSMS 2013-GC10 transaction. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Excludes mortgage loans that are interest only for the entire term.

(3)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value.

(4)
Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to 13 mortgage loans representing approximately 46.2% of the initial pool balance, the respective Maturity Date LTV Ratios were each calculated using the related “as stabilized” appraised value. See “Description of the Mortgage Pool – Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

(5)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio is calculated by taking the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties and dividing by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool – Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(6)
Unless otherwise indicated, the Debt Yield on Underwritten NOI is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of the mortgage loan, and the Debt Yield on Underwritten NCF is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of the mortgage loan. With respect to the One Castle Hill, Solaris Apartments and Reynolds MHC Portfolio 2 mortgage loans, for purposes of calculating the Debt Yield on Underwritten NOI, the Cut-off Date Balance is calculated net of a related cash reserve in the amount of $2,071,000, $1,000,000 and $960,000, respectively. The Debt Yield on Underwritten NOI for those mortgage loans would be 9.0%, 12.0% and 10.5%, respectively, if the cash reserve was not taken into account.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Goldman, Sachs & Co. Citigroup Global Markets Inc.
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$859,381,941
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	LNR Partners, LLC
Certificate Administrator:	Wells Fargo Bank, National Association
Trustee:	U.S. Bank National Association
Operating Advisor:	Trimont Real Estate Advisors, Inc.
Pricing:	Week of January 21, 2013
Closing Date:	February 7, 2013
Cut-off Date:
For each mortgage loan, the related due date for such mortgage loan in February 2013 (or, in the case of any mortgage loan that has its first due date in March 2013, the date that would have been its due date in February 2013 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day
Distribution Date:	The 4th business day after the Determination Date, commencing in March 2013
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	February 2046
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A: $1,000,000 minimum); $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TRANSACTION HIGHLIGHTS

■	$859,381,941 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview: The mortgage pool consists of 61 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $859,381,941 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $14,088,229 and are secured by 93 mortgaged properties located throughout 27 states

—	LTV: 63.2% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.68x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 11.1% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-5 / A-AB

■	Loan Structural Features:

—	Amortization: 96.7% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–	65.3% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–	31.4% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 67.5% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—
Cash Traps: 96.8% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 57 mortgage loans representing 94.7% of the Initial Pool Balance

–	Insurance: 54 mortgage loans representing 87.5% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 57 mortgage loans representing 91.9% of Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 30 mortgage loans representing 68.1% of the allocated Initial Pool Balance of office, retail, industrial and mixed use properties only

—	Predominantly Defeasance: 76.3% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

–	12.8% of the mortgage loans by Initial Pool Balance permit either defeasance or yield maintenance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Retail: 32.0% of the mortgaged properties by allocated Initial Pool Balance are retail properties (15.6% are anchored retail properties, 9.1% are power center/big box properties)

—	Mixed Use: 30.5% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

—	Office: 13.7% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Multifamily: 10.1% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Hospitality: 7.1% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

■
Geographic Diversity:  The 93 mortgaged properties are located throughout 27 states, with only three states having greater than 10.0% of the allocated Initial Pool Balance: New York (15.3%), Maryland (12.8%), California (10.4%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller
Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	12	12	$361,478,825	42.1%
Citigroup Global Markets Realty Corp.	21	39	259,851,147	30.2
Archetype Mortgage Funding I LLC	23	33	189,164,541	22.0
MC-Five Mile Commercial Mortgage Finance LLC	5	9	48,887,429	5.7
Total	61	93	$859,381,941	100.0%

Ten Largest Mortgage Loans
Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Rooms	Cut-off Date Balance Per SF / Room	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Empire Hotel & Retail	$110,000,000	12.8%	Mixed Use	423	$425,532	1.56x	10.5%	45.8%
National Harbor	109,716,261	12.8	Mixed Use	405,720	$320	1.64x	10.0%	67.2%
Nut Tree Center	67,190,000	7.8	Retail	323,322	$208	1.52x	9.2%	74.7%
Galleria Building	34,959,056	4.1	Mixed Use	182,181	$192	1.43x	9.3%	67.5%
234 Berkeley	28,000,000	3.3	Retail	42,762	$655	3.12x	12.3%	42.7%
Prewitt’s Point Retail Center	27,715,729	3.2	Retail	204,617	$135	1.38x	8.8%	74.9%
Hyatt Place – Seattle	27,459,395	3.2	Hospitality	160	$171,621	1.34x	10.7%	67.6%
University Oaks	27,000,000	3.1	Retail	235,843	$114	2.21x	13.7%	48.6%
Orlando University Office Park	23,500,000	2.7	Office	386,512	$61	1.54x	11.9%	65.7%
Sheraton Raleigh	22,778,544	2.7	Hospitality	353	$64,528	1.84x	13.7%	64.9%
Top 10 Total / Wtd. Avg.	$478,318,985	55.7%				1.68x	10.5%	61.2%
Remaining Total / Wtd. Avg.	381,062,956	44.3				1.67x	11.7%	65.8%
Total / Wtd. Avg.	$859,381,941	100.0%				1.68x	11.1%	63.2%

Pari Passu Companion Loan Summary
Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Pari Passu Companion Loan Cut-off Date Balance	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Empire Hotel & Retail	$110,000,000	$70,000,000	$180,000,000	GSMS 2013-GC10	1.56x	10.5%	45.8%
National Harbor	$109,716,261	$19,948,411	$129,664,672	GSMS 2013-GC10	1.64x	10.0%	67.2%

Mortgage Loans with Existing Other Financing

Mortgage Loan Name	Cut-off Date Balance	Other Debt Cut-off Date Balance	Cut-off Date Total Debt Balance	Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Mortgage Loan DSCR	Total Debt DSCR
Nut Tree Center(1)	$67,190,000	$10,400,000	NA	NA	74.7%	NA	1.52x	NA
Waterville Commons(2)	$4,684,055	$316,000	NA	NA	74.7%	NA	1.56x	NA

(1)	Represents preferred equity. See “—Nut Tree Center—Preferred Equity” in this Term Sheet.
(2)	Represents two unsecured notes, each with an outstanding principal balance of approximately $158,000 in favor of Chartwell Group, LLC and Chatham View, LLC, affiliates of the related borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgage Loans(1)(2)
Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut- off Date Balance	% of Initial Pool Balance	Previous Securitization(s)
Orlando University Office Park	AMF I	Orlando	FL	Office	$23,500,000	2.7%	JPMCC 2005-CB13
Parkwood Plaza	GSMC	Atlanta	GA	Office	$20,573,674	2.4%	CSFB 2004-C5
One Technology Plaza	AMF I	Peoria	IL	Office	$16,473,983	1.9%	GECMC 2003-C1
Reynolds MHC Portfolio 2 - Martinview MHC	CGMRC	Bellevue	NE	Manufactured Housing	$1,510,930	0.2%	CSMC 2006-C3
Hewlett Shopping Center	GSMC	Hewlett	NY	Retail	$9,700,000	1.1%	JPMCC 2004-CBX
Maryland Park Place	AMF I	Las Vegas	NV	Retail	$8,689,451	1.0%	CSFB 2003-CPN1
Oakhill Village	AMF I	Orlando	FL	Retail	$6,982,872	0.8%	CSFB 2003-C3
Forest Ridge Apartments	AMF I	Parma	OH	Multifamily	$5,692,898	0.7%	CSFB 1998-C1
Stanton Plaza Shopping Center	AMF I	Arlington	TX	Retail	$5,493,430	0.6%	LBUBS 2000-C3
SUNY Fredonia Student Housing	CGMRC	Fredonia	NY	Multifamily	$5,468,763	0.6%	CMAC 1998-C1; FUNBC 2002-C1
Smyrna Crossing	AMF I	Conyers	GA	Retail	$5,393,806	0.6%	BACM 2005-6
Timber Creek Apartments	AMF I	Niles	OH	Multifamily	$4,993,933	0.6%	BSCMS 1999-C1
Waterville Commons	AMF I	Concord	NC	Retail	$4,684,055	0.5%	GMACC 2002-C3
Rockbridge Place Shopping Center	AMF I	Stone Mountain	GA	Retail	$4,345,190	0.5%	WBCMT 2007-C32
Airport South Self Storage	CGMRC	San Jose	CA	Self Storage	$4,334,521	0.5%	CSFB 2005-C3
Eaton Center	AMF I	Eaton	OH	Retail	$3,995,684	0.5%	WBCMT 2003-C4
Park Place Apartments	CGMRC	Taylor	MI	Multifamily	$2,791,008	0.3%	PCMT 2003-PWR1
Acacia Creek Village	AMF I	Scottsdale	AZ	Retail	$2,743,592	0.3%	GSMS 2004-GG2
Heritage Estates MHC	CGMRC	Rantoul	IL	Manufactured Housing	$1,943,074	0.2%	DLJCM 2000-CKP1

(1)
The table above represents the most recent securitization with respect to the mortgaged property securing the related mortgage loan, based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the mortgage loan sellers.

(2)	Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Property Types(1)
Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(2)	% of Initial Pool Balance	Wtd. Avg. Underwritten NCF DSCR(3)	Wtd. Avg. Cut- off Date LTV Ratio(3)	Wtd. Avg. Debt Yield on Underwritten NOI(3)
Retail	25	$275,032,872	32.0%	1.81x	65.2%	10.9%
Anchored	14	133,812,030	15.6	1.73x	66.1%	11.3%
Power Center / Big Box	2	78,190,000	9.1	1.51x	73.2%	9.3%
Single Tenant Retail	2	31,693,965	3.7	2.97x	44.7%	12.4%
Unanchored	5	23,099,853	2.7	1.63x	60.3%	11.3%
Shadow Anchored	2	8,237,023	1.0	1.79x	67.4%	11.8%
Mixed Use	6	$262,414,234	30.5%	1.59x	57.8%	10.2%
Hotel / Retail	1	110,000,000	12.8	1.56x	45.8%	10.5%
Office / Retail / Garage	1	109,716,261	12.8	1.64x	67.2%	10.0%
Office / Retail	4	42,697,973	5.0	1.53x	64.4%	10.2%
Office	9	$117,957,552	13.7%	1.64x	67.3%	11.9%
General Suburban	6	73,754,433	8.6	1.66x	66.1%	12.2%
CBD	2	28,442,693	3.3	1.55x	70.5%	11.3%
Office / Warehouse	1	15,760,426	1.8	1.73x	67.6%	11.5%
Multifamily	22	$86,947,779	10.1%	1.62x	67.2%	11.6%
Garden	13	48,775,215	5.7	1.66x	66.4%	12.2%
Student Housing	3	23,061,020	2.7	1.49x	71.7%	10.5%
Mid Rise	6	15,111,544	1.8	1.69x	62.8%	11.2%
Hospitality	4	$60,920,104	7.1%	1.70x	65.0%	13.1%
Limited Service	2	32,950,218	3.8	1.55x	65.5%	12.1%
Full Service	2	27,969,886	3.3	1.88x	64.5%	14.4%
Self Storage	10	$28,672,506	3.3%	1.68x	55.7%	10.9%
Manufactured Housing	17	$27,436,895	3.2%	1.53x	69.2%	11.1%
Total / Wtd. Avg.	93	$859,381,941	100.0%	1.68x	63.2%	11.1%

(1)
If the Empire Hotel & Retail mortgage loan, representing approximately 12.8% of the Initial Pool Balance, were considered to be two separate whole loans that were respectively secured by the hotel-related and retail-related portions of the property and were neither cross-collateralized nor cross-defaulted with each other, the percentages of retail, hospitality and mixed use properties would be 37.3%, 14.6% and 17.7%, respectively.

(2)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(3)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution
Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	5	$131,612,430	15.3%	$430,180,000	27.1%	$21,588,018	21.0%
Maryland	1	109,716,261	12.8	193,000,000	12.2	12,916,677	12.6
California	5	89,401,608	10.4	126,340,000	8.0	8,987,909	8.8
Texas	9	76,233,766	8.9	127,350,000	8.0	9,043,948	8.8
Florida	8	65,512,217	7.6	97,250,000	6.1	7,225,587	7.0
Illinois	20	40,744,930	4.7	69,800,000	4.4	3,769,252	3.7
Washington	2	39,428,106	4.6	58,300,000	3.7	4,439,683	4.3
North Carolina	3	38,462,599	4.5	56,370,000	3.6	4,722,200	4.6
Oregon	1	34,959,056	4.1	51,790,000	3.3	3,256,978	3.2
Georgia	4	33,556,104	3.9	48,075,000	3.0	3,986,025	3.9
Ohio	8	32,298,610	3.8	46,060,000	2.9	3,636,863	3.5
Massachusetts	1	28,000,000	3.3	65,600,000	4.1	3,448,944	3.4
Missouri	1	27,715,729	3.2	37,000,000	2.3	2,435,447	2.4
Virginia	2	19,649,452	2.3	29,100,000	1.8	2,380,985	2.3
South Carolina	6	19,362,500	2.3	38,400,000	2.4	2,148,192	2.1
Pennsylvania	1	15,760,426	1.8	23,300,000	1.5	1,813,532	1.8
Michigan	2	14,949,660	1.7	20,900,000	1.3	1,551,859	1.5
Tennessee	3	8,983,501	1.0	13,550,000	0.9	1,308,187	1.3
Nevada	1	8,689,451	1.0	12,200,000	0.8	849,927	0.8
Kentucky	1	7,470,424	0.9	15,000,000	0.9	1,157,737	1.1
Colorado	1	6,239,466	0.7	11,400,000	0.7	797,158	0.8
Arizona	1	2,743,592	0.3	4,600,000	0.3	344,794	0.3
Nebraska	2	2,563,515	0.3	3,500,000	0.2	294,780	0.3
Kansas	2	1,963,989	0.2	2,900,000	0.2	189,050	0.2
Iowa	1	1,421,594	0.2	1,900,000	0.1	129,050	0.1
Wisconsin	1	1,087,084	0.1	1,350,000	0.1	120,307	0.1
Minnesota	1	855,868	0.1	1,350,000	0.1	91,618	0.1
Total	93	$859,381,941	100.0%	$1,586,565,000	100.0%	$102,634,707	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values with respect to pari passu companion loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Cut-off Date Balances				Distribution of Cut-off Date LTV Ratios(1)
			% of				% of
	Number of		Initial		Number of		Initial
Range of Cut-off Date	Mortgage	Cut-off Date	Pool	Range of Cut-off	Mortgage		Pool
Balances ($)	Loans	Balance	Balance	Date LTV (%)	Loans	Cut-off Date Balance	Balance
1,709,269 - 3,000,000	8	$19,167,966	2.2%	42.7 - 44.9	1	$28,000,000	3.3%
3,000,001 - 5,000,000	12	52,790,541	6.1	45.0 - 49.9	5	159,278,435	18.5
5,000,001 - 10,000,000	18	129,153,994	15.0	50.0 - 54.9	4	40,792,789	4.7
10,000,001 - 15,000,000	8	91,918,271	10.7	55.0 - 59.9	6	28,095,484	3.3
15,000,001 - 20,000,000	4	67,458,508	7.8	60.0 - 64.9	8	62,804,126	7.3
20,000,001 - 25,000,000	3	66,852,218	7.8	65.0 - 69.9	17	297,828,237	34.7
25,000,001 - 30,000,000	4	110,175,124	12.8	70.0 - 74.9	20	242,582,870	28.2
30,000,001 - 70,000,000	2	102,149,056	11.9	Total	61	$859,381,941	100.0%
70,000,001 - 110,000,000	2	219,716,261	25.6	(1) See footnotes (1) and (3) to the table entitled “Mortgage Pool
Total	61	$859,381,941	100.0%	Characteristics” above.

Distribution of Underwritten DSCRs(1)				Distribution of Maturity Date LTV Ratios(1)
			% of				% of
	Number of		Initial		Number of		Initial
	Mortgage	Cut-off Date	Pool	Range of Maturity	Mortgage		Pool
Range of UW DSCR (x)	Loans	Balance	Balance	Date LTV (%)	Loans	Cut-off Date Balance	Balance
1.25 - 1.39	6	$105,630,315	12.3%	20.4 - 29.9	1	$7,470,424	0.9%
1.40 - 1.49	4	63,093,193	7.3	30.0 - 34.9	1	10,483,010	1.2
1.50 - 1.59	15	268,024,967	31.2	35.0 - 39.9	3	119,815,822	13.9
1.60 - 1.69	10	160,982,484	18.7	40.0 - 44.9	5	84,295,932	9.8
1.70 - 1.79	8	64,246,974	7.5	45.0 - 49.9	14	135,491,259	15.8
1.80 - 1.89	9	98,139,611	11.4	50.0 - 54.9	13	259,754,076	30.2
1.90 - 1.99	3	18,104,561	2.1	55.0 - 59.9	14	99,033,946	11.5
2.00 - 3.12	6	81,159,836	9.4	60.0 - 64.6	10	143,037,472	16.6
Total	61	$859,381,941	100.0%	Total	61	$859,381,941	100.0%
(1) See footnotes (1) and (5) to the table entitled “Mortgage Pool				(1) Maturity Date LTV Ratio is calculated on the basis of the “as stabilized”
Characteristics” above.				appraised value for 13 of the mortgage loans. See footnotes (1) and (4) to
				the table entitled “Mortgage Pool Characteristics” above.
Distribution of Amortization Types(1)
			% of	Distribution of Loan Purpose
	Number of		Initial				% of
	Mortgage	Cut-off Date	Pool		Number of		Initial
Amortization Type	Loans	Balance	Balance		Mortgage		Pool
Amortizing (30 Years)	38	$439,231,642	51.1%	Loan Purpose	Loans	Cut-off Date Balance	Balance
Amortizing (25 Years)	13	112,734,301	13.1	Refinance	41	$620,723,403	72.2%
Amortizing (15 Years)	1	7,470,424	0.9	Acquisition	17	221,983,952	25.8
Amortizing (27.5 Years)	1	1,943,074	0.2	Recapitalization	3	16,674,586	1.9
Interest Only, Then				Total	61	$859,381,941	100.0%
Amortizing(2)	7	270,002,500	31.4
Interest Only	1	28,000,000	3.3	Distribution of Mortgage Interest Rates
Total	61	$859,381,941	100.0%				% of
(1) All of the mortgage loans will have balloon payments at maturity date.					Number of		Initial
(2) Original partial interest only periods range from 6 to 60 months.				Range of Mortgage	Mortgage		Pool
				Interest Rates (%)	Loans	Cut-off Date Balance	Balance
Distribution of Lockboxes				3.837 - 4.000	2	$95,190,000	11.1%
			% of	4.001 - 4.250	8	200,713,043	23.4
	Number of		Initial	4.251 - 4.500	14	150,342,406	17.5
	Mortgage	Cut-off Date	Pool	4.501 - 4.750	18	275,299,922	32.0
Lockbox Type	Loans	Balance	Balance	4.751 - 5.000	12	86,641,502	10.1
Hard	27	$580,099,200	67.5%	5.001 - 5.590	7	51,195,068	6.0
Springing	23	204,275,967	23.8	Total	61	$859,381,941	100.0%
None	4	27,154,079	3.2
Soft	3	26,700,288	3.1
Soft Springing	4	21,152,407	2.5
Total	61	$859,381,941	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Debt Yield on Underwritten NOI(1)				Distribution of Original Amortization Terms(1)
			% of				% of
Range of	Number of		Initial	Range of Original	Number of		Initial
Debt Yields on	Mortgage		Pool	Amortization	Mortgage		Pool
Underwritten NOI (%)	Loans	Cut-off Date Balance	Balance	Terms (months)	Loans	Cut-off Date Balance	Balance
8.8 - 9.9	8	$182,866,744	21.3%	Interest Only	1	$28,000,000	3.3%
10.0 - 10.9	16	342,747,165	39.9	180 - 300	14	120,204,725	14.0
11.0 - 11.9	11	109,042,936	12.7	301 - 360	46	711,177,216	82.8
12.0 - 12.9	17	129,081,060	15.0	Total	61	$859,381,941	100.0%
13.0 - 13.9	4	62,013,776	7.2	(1) All of the mortgage loans will have balloon payments at maturity.
14.0 - 15.9	3	22,948,095	2.7
16.0 - 19.0	2	10,682,165	1.2	Distribution of Remaining Amortization Terms(1)
Total	61	$859,381,941	100.0%	Range of			% of
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool				Remaining	Number of		Initial
Characteristics” above.				Amortization	Mortgage		Pool
				Terms (months)	Loans	Cut-off Date Balance	Balance
Distribution of Debt Yield on Underwritten NCF(1)				Interest Only	1	$28,000,000	3.3%
			% of	179 - 300	14	120,204,725	14.0
Range of	Number of		Initial	301 - 360	46	711,177,216	82.8
Debt Yields on	Mortgage		Pool	Total	61	$859,381,941	100.0%
Underwritten NCF (%)	Loans	Cut-off Date Balance	Balance	(1) All of the mortgage loans will have balloon payments at maturity.
8.2 - 8.9	3	$129,864,785	15.1%
9.0 - 9.9	19	400,537,410	46.6	Distribution of Prepayment Provisions
10.0 - 10.9	17	130,565,517	15.2				% of
11.0 - 11.9	13	96,102,409	11.2		Number of		Initial
12.0 - 12.9	4	68,681,561	8.0	Prepayment	Mortgage		Pool
13.0 - 14.9	4	28,139,438	3.3	Provision	Loans	Cut-off Date Balance	Balance
15.0 - 17.3	1	5,490,822	0.6	Defeasance	54	$655,523,136	76.3%
Total	61	$859,381,941	100.0%	Defeasance or Yield
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool				Maintenance	1	110,000,000	12.8
Characteristics” above.				Yield Maintenance	6	93,858,805	10.9
				Total	61	$859,381,941	100.0%
Mortgage Loans with Original Partial Interest Only Periods
Range of Original			% of	Distribution of Escrow Types
Partial Interest	Number of		Initial				% of
Only Period	Mortgage		Pool		Number of		Initial
(months)	Loans	Cut-off Date Balance	Balance		Mortgage		Pool
6 - 24	3	$56,112,500	6.5%	Escrow Type	Loans	Cut-off Date Balance	Balance
25 - 36	1	$67,190,000	7.8%	Replacement
37 - 60	3	$146,700,000	17.1%	Reserves(1)	57	$789,687,281	91.9%
				Real Estate Tax	57	$813,993,315	94.7%
Distribution of Original Terms to Maturity				Insurance	54	$752,351,430	87.5%
			% of	TI/LC(2)	30	$446,041,247	68.1%
Range of Original	Number of		Initial	(1) Includes mortgage loans with FF&E reserves.
Term to Maturity	Mortgage		Pool	(2) Percentage of total office, retail and mixed use properties only.
(months)	Loans	Cut-off Date Balance	Balance
60	3	$33,613,671	3.9%
84	1	23,500,000	2.7
120	57	802,268,270	93.4
Total	61	$859,381,941	100.0%

Distribution of Remaining Terms to Maturity
Range of			% of
Remaining Terms	Number of		Initial
to Maturity	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
56 - 60	3	$33,613,671	3.9%
61 - 120	58	825,768,270	96.1
Total	61	$859,381,941	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Distributions
On each Distribution Date, funds available for distribution from the mortgage loans, net of specified trust expenses, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.   Class A-1, A-2, A-3, A-4, A-5, A-AB, X-A and X-B certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A and Class X-B certificates, pro rata, in each case in accordance with their respective interest entitlements.
2.   Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance for the related Distribution Date set forth in Annex F to the Free Writing Prospectus, all funds allocable to principal attributable to all mortgage loans, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, then (vi) to principal on the Class A-5 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above, and then (vii) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-5 in clause (vi) above.  If the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).
3.   Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.
4.   Class A-S certificates:  (i) first, to interest on Class A-S certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates), to principal on Class A-S certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class A-S certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.
5.   Non-offered certificates: after Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class A-S certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any previously unreimbursed losses to the Class B, Class C, Class D, Class E, Class F and Class G certificates sequentially in that order in a manner analogous to the Class A-S certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses
The certificate principal amounts of the Class A-1, A-2, A-3, A-4, A-5, A-AB, A-S, B, C, D, E, F and G certificates (the “Sequential Pay Certificates”) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the such class on such Distribution Date. Any such write-offs will be applied to such classes of certificates in the following order, in each case until the related certificate principal amount is reduced to zero:  first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C certificates; sixth, to the Class B certificates; seventh, to the Class A-S certificates; and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, based on their then current respective certificate principal amounts.  The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class A-S certificates resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the Class B and Class C certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, any yield maintenance charge collected on the mortgage loans during the one-month period ending on the related Determination Date is required to be distributed to certificateholders as follows: (1) pro rata, between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S and Class X-A certificates, and (y) the group (the “YM Group B” and collectively with the YM Group A, the “YM Groups”) of Class B, Class C, Class D and Class X-B certificates, based upon the aggregate of principal distributed to the Classes of Sequential Pay Certificates in each YM Group on such Distribution Date, and (2) as among the classes of certificates in each YM Group, in the following manner:  (A) the holders of each Class of Sequential Pay Certificates in such YM Group will be entitled to receive on each Distribution Date the portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class on such Distribution Date and whose denominator is the total amount of principal distributed to all of the Sequential Pay Certificates in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate portion of such yield maintenance charge allocated to such YM Group, and (B) any portion of such yield maintenance charge allocated to such YM Group, and remaining after such distributions to the applicable Sequential Pay Certificates, will be distributed to the Class X-A or Class X-B certificates, as applicable, in such YM Group.  If there is more than one class of Sequential Pay Certificates in any YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are allocable to such YM Group, the aggregate amount of such yield maintenance charges will be allocated among all such Classes of Sequential Pay Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C and Class D certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which the (i) mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one.  If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction shall equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above.  For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related mortgage loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class E, Class F, Class G or Class R certificates.  Instead, after the certificate principal amounts or notional amount, as applicable, of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class X-A, Class B, Class C, and Class D certificates have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates.  For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus.  See also “Certain Legal Aspects of the Mortgage Loans—Enforceability of Certain Provisions” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances and servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Appraisal Reductions
An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a required appraisal loan (which is a mortgage loan with respect to which certain defaults, modifications or insolvency events have occurred as further described in the Free Writing Prospectus) plus other amounts overdue or advanced in connection with such mortgage loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to the mortgage loan.  As a result of calculating an appraisal reduction for a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates (exclusive of the Class R certificates) in reverse alphabetical order of the classes (except that interest payments on the Class X-A, Class X-B, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class  A-AB certificates would be affected on a pari passu basis and interest payments on the Class A-S certificates will be affected before interest payments on the Class X-A, Class X-B, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates).  A mortgage loan will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction, when the same has ceased to be a specially serviced mortgage loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans
There will be no “Fair Market Value Purchase Option”, instead defaulted loans will be sold in a process similar to the sale process for REO property subject to the Controlling Class Representative’s right of first refusal with respect to the sale of defaulted loans. If a whole loan becomes a defaulted loan, the special servicer will be required to sell the companion loan together with the mortgage loan as one whole loan.

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus.  Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the certificate principal amounts or notional amount, as applicable, of the Class A-1, A-2, A-3, A-4, A-5, A-AB, A-S, X-A, B, C and D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates, including the Class X-B certificates (but excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or representative designated by at least a majority of the voting rights of the controlling class.  The controlling class is the most subordinate class of the Class E, Class F and Class G certificates that has an aggregate certificate principal amount as reduced by principal payments, and as further reduced by realized losses (and appraisal reductions) allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates.  At any time when the Class E certificates is the controlling class, the majority Controlling Class Representative may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement.  See “The Pooling and Servicing Agreement—Controlling Class Representative” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that LNR Securities Holdings, LLC will be the initial controlling class holder and is expected to appoint itself or one of its affiliates to be the initial Controlling Class Representative.

Control/Consultation Rights
The Controlling Class Representative will be entitled to have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) until no class of the Class E, Class F and Class G certificates has an aggregate certificate principal amount as reduced by principal payments, and as further reduced by realized losses (and appraisal reductions) allocated to such class, that is equal to or greater than 25% of the initial certificate amount of that class of certificates (a “Control Termination Event”).

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a mortgage loan or whole loan and will also have the right to notice and consent to certain material actions that would constitute major decisions that the master servicer and the special servicer plan on taking with respect to a mortgage loan or whole loan subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

Following the occurrence and during the continuation of a Control Termination Event until such time no Class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount, as reduced by any principal payments and realized losses, but without regard to the application of any appraisal reductions, that is equal to or greater 25% of the initial certificate principal amount of that class of certificates (a “Consultation Termination Event”), all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions in which it previously had approval rights.  After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and companion loan holders, as a collective whole, as if those certificateholders constituted a single lender.

Following the occurrence and during the continuation of a Consultation Termination Event, all rights of the Controlling Class Representative will terminate.

If at any time that LNR Securities Holdings, LLC, or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificate holder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate registrar has neither (i) received notice of the then-current Controlling Class Certificateholders of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate registrar receives either such notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans
The Empire Hotel & Retail mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $110,000,000 and represents approximately 12.8% of the Initial Pool Balance, and has a related companion loan, which will be initially retained by Citigroup Global Markets Realty Corp. and is expected to be contributed to a future securitization transaction, with an outstanding principal balance as of the Cut-off Date of $70,000,000.

The National Harbor mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $109,716,261 and represents approximately 12.8% of the Initial Pool Balance, and has a related companion loan, which will be initially retained by Goldman Sachs Mortgage Company and is expected to be contributed to a future securitization transaction, with an outstanding principal balance as of the Cut-off Date of $19,948,411.

In connection with each of these whole loans, a co-lender agreement was executed between the holder of the mortgage loan and the holder of the companion loan that governs the relative rights and obligations of such holders.  Each co-lender agreement provides, among other things, that (i) the related whole loan will be serviced under the 2013-GC10 pooling and servicing agreement, (ii) the trustee as holder of the mortgage loan (acting through the Controlling Class Representative unless a Control Termination Event exists) is the directing holder with the right to advise and direct the special servicer with respect to material servicing actions and replace the special servicer, and (iii) the holders of the related companion loans will have certain consultation rights (but not consent rights) with respect to certain material decisions as to which the Controlling Class Representative has or would have had consent or consultation rights (regardless of the occurrence of a Control Termination Event or a Consultation Termination Event).  See “Description of the Mortgage Pool – The Whole Loans” in the Free Writing Prospectus for more information regarding the whole loans.

Servicing Standard
In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders and, in the case of a whole loan, the related companion loan holder (as a collective whole as if such certificateholders and, if applicable, such companion loan holder constituted a single lender).  The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:
—   for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the note rate and (iii) the yield on the most recently issued 10-year US treasuries; and
—   for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of Special Servicer
Prior to the occurrence and continuance of a Control Termination Event the special servicer may be replaced at any time by the Controlling Class Representative.

With respect to the pool of mortgage loans and the whole loans, after the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) may request a vote to replace the special servicer.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class R certificates), or (b) more than 50% of the voting rights of each class of Sequential Pay Certificates (but only those classes of Sequential Pay Certificates that, in each case, have an outstanding certificate principal amount, as reduced or notionally reduced by realized losses and appraisal reductions, equal to or greater than 25% of the initial certificate principal amount of such class, as reduced by payments of principal), vote affirmatively to so replace.

At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer resulting in a solicitation of a certificateholder vote.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of Sequential Pay Certificates, (but only those classes of Sequential Pay Certificates that have, in each such case, an outstanding certificate principal amount, as reduced or notionally reduced by realized losses and appraisal reductions, equal to or greater than 25% of the initial certificate principal amount of such class of Certificates, as reduced by payments of principal), vote affirmatively to so replace.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Fees
Modification Fees: All fees resulting from modifications, amendments, waivers or any other changes to the terms of the mortgage loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related mortgage loan (i.e. reimburse the trust for certain expenses including advances and interest on advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future).  All such modification fees received by the special servicer as compensation on the related mortgage loan (together with any other modification fee earned on that mortgage loan for a prior modification done within 12 months) will offset future workout and liquidation fees earned on that mortgage loan as further described in the Free Writing Prospectus.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan and any excess will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while specially serviced loan).  To the extent any amounts reimbursed out of penalty charges are subsequently recovered on the related mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at 1.0% for all specially serviced mortgage loans and REO properties, subject to a minimum liquidation fee of $25,000.  Workout Fees will be calculated at 1.0% for all mortgage loans (or such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan through and including the related maturity date).

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related mortgage loan within 60 days of the maturity default. In addition, the application of penalty charges allocable to a companion loan will be subject to the terms of the related co-lender agreement.

Operating Advisor
Prior to the occurrence of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any approval or consultation rights.  After a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The operating advisor will be subject to termination if at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote.  The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Deal Website
The certificate administrator will maintain a deal website including, but not limited to:

— all special notices delivered

— summaries of final asset status reports

— all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates

— an “Investor Q&A Forum” and

— a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 6 months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property.  For purposes of calculating the Cut-off Date LTV Ratio and/or the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool – Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

■
“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower.  The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: Means that the borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender.  Hospitality properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: Each class of Sequential Pay Certificates that has a certificate principal amount as may be reduced by principal payments and by appraisal reductions and realized losses allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of Sequential Pay Certificates as reduced by principal payments.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, rooms, units or pads in the property that is owned by the related borrower.  In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or assumptions regarding the re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by S&P, Fitch and DBRS that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus.  See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: Means, with respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■
“Soft Lockbox”: Means that the related borrower is required to deposit or cause the property manager to deposit all rents collected into a lockbox account. Hospitality properties are considered to have a soft lockbox if credit card receivables and cash or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Soft Springing Lockbox”: Means that the related borrower is required to deposit, or cause the property manager to deposit, all rents collected into a lockbox account until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox converts to a Hard Lockbox.

■
“Springing Lockbox”: Means a lockbox that is not currently in place, but the related loan documents require the imposition of a lockbox upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Means the Terrorism Risk Insurance Program Reauthorization Act of 2007.

■	“TTM”: Means trailing twelve months.

■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items.  Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.  In determining rental revenue for multifamily rental, manufactured housing community and self-storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month periods.  The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments, which, if ultimately proved erroneous, could cause the actual operating income for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.

■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or whole loan, if applicable) adjusted for specific property, tenant and market considerations.  Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and in certain cases contractual rent increases generally within 12 months past the Cut-off Date, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees.  In some cases the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EMPIRE HOTEL & RETAIL

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EMPIRE HOTEL & RETAIL

MAP © 2012 CARTIFACT, INC. LOS ANGELES, CA
CENTRAL PARK
LINCOLN CENTER PLAZA
LINCOLN SQUARE
Empire Hotel & Retail
44 West 63rd Street
New York, NY 10023
BROADWAY
COLUMBUS AVENUE
AMSTERDAM AVENUE
CENTRAL PARK WEST
TENTH AVENUE
NINTH AVENUE
EIGHTH AVENUE
SEVENTH AVENUE
SIXTH AVENUE (AVENUE OF THE AMERICAS)
COLUMBUS CIRCLE
TIME WARNER CENTER
METROPOLITAN OPERA
W 57TH STREET
CBS BROADCAST CENTER
CLINTON (HELL'S KITCHEN)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EMPIRE HOTEL & RETAIL

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(1)		$110,000,000
Property Type	Mixed Use	Cut-off Date Principal Balance per Room(2)(3)		$425,531.91
Size (Rooms)(3)	423	Percentage of Initial Pool Balance		12.8%
Total TTM Occupancy as of 10/31/2012(4)	87.5%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 10/31/2012(4)	87.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	1923 / 2004-2007, 2013	Mortgage Rate		4.5700%
Appraised Value	$393,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
Underwritten Revenues	$42,079,364
Underwritten Expenses	$23,248,769	Escrows
Underwritten Net Operating Income (NOI)	$18,830,595		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$17,199,560	Taxes	$0	$228,950
Cut-off Date LTV Ratio(2)	45.8%	Insurance	$91,788	$18,206
Maturity Date LTV Ratio(2)(5)	36.2%	Replacement (Retail Space)	$0	$743
DSCR Based on Underwritten NOI / NCF(2)	1.71x / 1.56x	FF&E(6)	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	10.5% / 9.6%	Other(7)	$10,086,531	$65,000

Sources and Uses(2)
Sources	$	%	Uses	$	%
Loan Amount	$180,000,000	99.9%	Loan Payoff	$105,847,733	58.8%
Other Sources	150,000	0.1	Principal Equity Distribution	59,198,702	32.9
			Reserves	10,178,319	5.6
			Closing Costs	4,925,246	2.7
Total Sources	$180,150,000	100.0%	Total Uses	$180,150,000	100.0%

(1)
The Cut-off Date Principal Balance of $110.0 million represents the note A-1 (original principal amount of $45.8 million) and note A-2 (original principal amount of $64.2 million) of a $180.0 million whole loan evidenced by four pari passu notes.  The pari passu companion loan is evidenced by note A-3 in the original principal amount of $29.2 million and by note  A-4 in the original principal amount of $40.8 million.  Such pari passu companion loan is held outside the issuing entity.

(2)	Calculated based on the entire Empire Hotel & Retail Whole Loan.
(3)
The Empire Hotel & Retail Property is comprised of 423 hotel rooms and 61,223 SF of retail space. Cut-off Date Principal Balance per Room is calculated by dividing the whole loan cut-off date balance by the number of hotel rooms.

(4)
Total TTM Occupancy as of 10/31/2012 and Owned TTM Occupancy as of 10/31/2012 represent the occupancy rate of the hotel portion of the Empire Hotel & Retail Property.  The occupancy rate of the retail portion of the Empire Hotel & Retail Property is 84.5%.

(5)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $456,000,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 42.0%. See “—Appraisal” below.

(6)	Monthly deposits to the FF&E reserve commence on the due date in January 2015. See “—Escrows” below.
(7)
Other upfront reserve of $10,086,531 represents (i) a modernization reserve for costs associated with, among other things, the renovation of hotel rooms, the lobby, and elevators ($5,000,000), (ii) a TCO reserve to be held as additional collateral for the Empire Hotel & Retail Loan until the borrower obtains a temporary certificate of occupancy for the rooftop ($5,000,000), and (iii) a deferred maintenance reserve ($86,531).  Other monthly reserve is a seasonality reserve which commences on the due date in March 2017. See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “Empire Hotel & Retail Loan”) is part of a whole loan structure (the “Empire Hotel & Retail Whole Loan”) comprised of two pari passu loans that are together secured by a first mortgage encumbering a 423-room full service hotel and 61,223 square feet of retail space located in New York, New York (the “Empire Hotel & Retail Property”).  The Empire Hotel & Retail Loan (evidenced by note A-1 ($45,833,333 outstanding principal balance as of the Cut-off Date) and note A-2 ($64,166,667 outstanding principal balance as of the Cut-off Date)), which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $110,000,000 and represents approximately 12.8% of the Initial Pool Balance and the related companion loan (the “Empire Hotel & Retail Companion Loan”) (evidenced by note A-3 ($29,166,667 outstanding principal balance as of the Cut-off Date) and note A-4 ($40,833,333 outstanding principal balance as of the Cut-off Date)), which will be initially retained by Citigroup Global Markets Realty Corp. and is expected to be contributed to a future securitization transaction, has an aggregate outstanding principal balance as of the Cut-off Date of $70,000,000. The Empire Hotel & Retail Whole Loan was originated on January 4, 2013 by Citigroup Global Markets Realty Corp.  The Empire Hotel & Retail Whole Loan had an original principal balance of $180,000,000 and each note has an interest rate of 4.5700% per annum.  The proceeds of the Empire Hotel & Retail Whole Loan were used to refinance existing debt secured by a lien on the Empire Hotel & Retail Property. The Empire Hotel & Retail Whole Loan will be serviced under the 2013-GC10 pooling and servicing agreement. See “Description of the Mortgage Pool–The Whole Loans” for more information regarding the co-lender agreement that governs the relative rights of the holders of the Empire Hotel & Retail Loan and the Empire Hotel & Retail Companion Loan, and see “The Pooling and Servicing Agreement – Servicing of the Whole Loans” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EMPIRE HOTEL & RETAIL

The Empire Hotel & Retail Whole Loan had an initial term of 120 months, has a remaining term of 119 months as of the Cut-off Date and requires interest-only payments on each due date through (and including) the due date occurring in January 2018 and thereafter payments of interest and principal based on a 30-year amortization schedule.  The Empire Hotel & Retail Whole Loan matures on January 6, 2023.  The borrower has the right to voluntarily prepay the Empire Hotel & Retail Whole Loan in whole or, in some cases, in connection with a partial release or partial assumption, in part, at any time provided that, in connection with any prepayment occurring prior to November 6, 2022, the borrower pays an additional amount equal to the greater of (a) a yield maintenance premium or (b) an amount equal to 1% of the principal amount being prepaid. On and after November 6, 2022, the borrower may prepay the Empire Hotel & Retail Whole Loan without penalty.  In addition, defeasance with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents is permitted at any time after the earlier to occur of two years following the securitization of the Empire Hotel & Retail Whole Loan or the third anniversary of the origination date of the Empire Hotel & Retail Whole Loan.

■
The Mortgaged Property. The Empire Hotel & Retail Property is comprised of a 423-room, full service boutique hotel and 61,223 SF of retail space located in New York, New York.  The property was originally built in 1923 and was closed for renovations in January 2004. Following an approximately $30 million renovation, the Empire Hotel & Retail Property reopened in August 2007 with a partial room inventory, and subsequently added most of its guestrooms in October 2007. The Empire Hotel & Retail Property currently features 423 rooms, a lobby bar and lounge, a pool deck and bar, approximately 2,118 square feet of meeting space, an indoor/outdoor pool, a fitness center, a business center, a concierge service, a laundry/dry-cleaning service, and valet parking.

The Empire Hotel & Retail Property is expected to undergo a $5 million property-wide renovation during the first six months of 2013.  A specific escrow has been established for this purpose.  See “—Escrows” below. The property’s entire guestroom inventory and lobby space are anticipated to be renovated as part of this upgrade program. Moreover, the hotel is also anticipated to add three units in the space that was previously occupied by the property’s fitness center (fitness center will be re-situated to the sub-cellar level). Beginning in July of 2013, the Empire Hotel & Retail Property is anticipated to operate with a rentable inventory of 426 rooms.

The following table presents certain information relating to the hotel room configuration and facilities at The Empire Hotel & Retail Property:

Room Configuration	Number of Rooms	Amenities & Services	Location
King	101	Lobby Bar and Lounge	Ground
Queen	152	Meeting Rooms	Mezzanine
Queen/Queen	10	Swimming Pool, Pool Deck & Bar	Rooftop
Double/Double	107	Fitness Center	Sub-cellar
Studio Suite	32	Business Center	Mezzanine
One-Bedroom Suite	13	Concierge Service	Ground
Parlor Room	5	Laundry/Dry-Cleaning Service	NA
Other	3	Valet Parking	NA
Total	423

Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EMPIRE HOTEL & RETAIL

The following table presents certain information relating to the retail tenants (of which, certain tenants may have co-tenancy provisions) at the Empire Hotel & Retail Property:

Owned Tenants Based On Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Retail GLA	UW Base Rent	% of Total UW Revenues	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Duane Reade	NR / Baa1 / BBB	12,557	20.5%	$1,683,300	4.0%	$134.05	8/17/2025	NA	NA	NA
CGM (Rooftop Lounge)(2)	NR / NR / NR	16,000	26.1	1,012,958	2.4	63.31	2/1/2028	$452	14.3%	NA
CGM (Ed’s Chowder House)	NR / NR / NR	6,500	10.6	844,131	2.0	129.87	1/1/2028	$1,003	13.4%	NA
Starbucks	NR / Baa3 / A-	2,676	4.4	660,000	1.6	246.64	9/1/2016	NA	NA	NA
ERS (P.J. Clarke)	NR / NR / NR	14,000	22.9	516,000	1.2	36.86	5/15/2025	NA	NA	NA
All Owned Tenants		51,733	84.5%	$4,716,389	11.1%	$91.17
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant		9,490	15.5	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		61,223	100.0%	$4,716,389	11.1%	$91.17

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
The rooftop lease has not commenced (and will not commence) unless/until the related tenant (the “Rooftop Tenant”) obtains a liquor license for the rooftop space in its own name.  The rooftop space demised pursuant to such lease is currently operated by the Rooftop Tenant under a management agreement.  Pursuant to the management agreement, the Rooftop Tenant pays the rent that would otherwise be payable under the lease to the extent the applicable rooftop revenues are sufficient.  The borrower’s interest in the management agreement is freely assignable and was collaterally assigned to lender pursuant to the loan documents.  Both the borrower and the Rooftop Tenant have termination rights under the management agreement.  If the management agreement is terminated as a result of either party’s exercise of such termination right, (x) the rooftop lease will not become effective unless the parties otherwise agree and (y) the tenant under the Ed’s Chowder House Lease will have a right to terminate the Ed’s Chowder House Lease.  In connection with the origination of the loan, the guarantors entered into a master lease for the space that is demised under the rooftop lease.

The following table presents general descriptions of the major retail tenants at the Empire Hotel & Retail Property:
Tenant Name	Description

Duane Reade	Duane Reade Inc., a subsidiary of the Walgreen Company, is a chain of pharmacy and convenience stores that operates over 253 stores in commercial and residential neighborhoods throughout New York.

CGM
China Grill Management is a restaurant group which owns and operates over 22 restaurants worldwide under 15 concepts worldwide. Headquartered in New York City, the group now has locations in Miami, Los Angeles, Las Vegas, Ft. Lauderdale, Chicago, Atlantic City, London and Mexico City. China Grill Management was established in 1987.

Starbucks	Starbucks Corporation is an American global coffee company and coffeehouse chain based in Seattle, Washington.

ERS (P.J. Clarke)	P.J. Clarke is a restaurant and bar with locations in New York, Washington DC, Las Vegas, and Sao Paulo, Brazil.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EMPIRE HOTEL & RETAIL

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Empire Hotel & Retail Property:

Cash Flow Analysis
	2009	2010	2011	TTM 10/31/2012	Underwritten	Underwritten $ per Room
Room Revenue	$26,806,445	$29,703,090	$32,630,595	$32,726,650	$32,676,068	$77,248
Food & Beverage Revenue	2,289,679	2,859,724	3,340,661	3,120,907	3,116,083	7,367
Other Hotel Revenue	4,666,458	5,217,357	5,673,348	5,879,606	695,796	1,645
Total Hotel Revenue	$33,762,582	$37,780,171	$41,644,604	$41,727,163	$36,487,947	$86,260

Retail Base Rent	$0	$0	$0	$0	$4,716,389	$11,150
Retail Contractual Rent Steps	0	0	0	0	203,712	482
Gross Up Vacancy	0	0	0	0	500,000	1,182
Retail Reimbursables	0	0	0	0	104,574	247
Retail Percentage Rent	0	360,934	313,446	0	566,742	1,340
Retail Vacancy	0	0	0	0	(500,000)	(1,182)
Total Retail Revenue	$0	$360,934	$313,446	$0	$5,591,417	$13,218

Total Hotel & Retail Revenue	$33,762,582	$38,141,105	$41,958,051	$41,727,163	$42,079,364	$99,478

Room Expense	$7,031,481	$7,977,388	$8,842,374	$8,715,577	$8,702,106	$20,572
Food & Beverage Expense	2,260,446	2,850,657	3,144,579	3,000,734	2,996,096	7,083
Other Expense	625,879	587,887	441,956	369,743	369,172	873
Total Departmental Expense	$9,917,806	$11,415,932	$12,428,909	$12,086,054	$12,067,374	$28,528
Total Undistributed Expense	5,864,211	6,520,642	6,848,543	6,324,722	8,348,061	19,735
Total Fixed Charges	3,401,550	4,133,379	3,517,928	3,028,332	2,833,334	6,698
Total Operating Expenses	$19,183,567	$22,069,953	$22,795,380	$21,439,108	$23,248,769	$54,962

Net Operating Income	$14,579,015	$16,071,152	$19,162,671	$20,288,055	$18,830,595	$44,517
FF&E	51,221	221,623	467,350	519,815	1,468,432	3,471
TI/LC	0	0	0	0	162,603	384
Net Cash Flow	$14,527,794	$15,849,529	$18,695,321	$19,768,240	$17,199,560	$40,661

■
Appraisal.  According to the appraisal, the Empire Hotel & Retail Property had an “as-is” appraised value of $393,000,000 ($284,000,000 for hotel and $109,400,000 for retail) as of an effective date of November 20, 2012 and is expected to have an “as stabilized” appraised value of $456,000,000 ($331,000,000 for hotel and $125,000,000 for retail) as of an effective date of December 1, 2016.

■
Environmental Matters.  According to the Phase I environmental report, dated November 29, 2012, other than developing an operations and maintenance program plan to address any potential asbestos present at the Empire Hotel & Retail Property, there are no recommendations for further action at the Empire Hotel & Retail Property.

■
Market Overview and Competition.  The Empire Hotel & Retail Property represents an independent, full-service, boutique lodging facility and 61,223 square feet of rentable commercial retail space located in the broader Columbus Circle/Upper West Side area of Manhattan and is bound by West 63rd Street to the north, Columbus Avenue to the west, and Broadway to the east.  The hotel’s main entrance is located along West 63rd Street, a one-way street.

Columbus Circle represents both the southern end of the Upper West Side and the northern end of the Times Square/Midtown West submarket. The neighborhood is primarily commercial in nature, particularly to the south and east, and residential is found in the west. Lincoln Center is to the north. The Lincoln Center for the Performing Arts, which opened in 1964 and added the Metropolitan Opera in 1966, is a center for ballet, opera, classical music, theater, and film audiences. The 18-acre complex, which stretches from West 62nd to West 66th Street between Columbus and Amsterdam Avenues, houses a total of 12,000 indoor seats in various venues, plus outdoor seating.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EMPIRE HOTEL & RETAIL

According to the appraisal, New York City accommodated roughly 50.2 million visitors in 2011.  Of the overall visitation figure, roughly 10.1 million visitors were from international markets, which reflects New York’s rank as a key U.S. destination for overseas travelers.  Further, according to the appraisal, New York maintained its status as the number one destination for tourism spending in the U.S., with approximately $32 billion spent by tourists during 2011. Tourism accounts for a $48 billion economic impact and supports 320,000 jobs in New York City.

The following table presents certain information relating to historical leasing at the Empire Hotel & Retail Property:

Historical Leased %(1)
	2008	2009	2010	2011	2012
Empire Hotel	75.9%	79.5%	85.1%	88.1%	86.7%
Retail Unit	100.0%	100.0%	100.0%	100.0%	84.5%

(1)	As provided by the borrower which reflects average occupancy for the year.

The following table presents historical RevPAR for the hotel-related portion of the Empire Hotel & Retail Property:

Historical RevPAR(1)

	2010	2011	TTM 10/31/2012
RevPAR	$192.92	$211.85	$211.64

(1)	As provided by the borrower.

The following table presents historical Annual Rent per SF for the retail-related portion of the Empire Hotel & Retail Property:

Historical Annual Rent per SF(1)

	2010	2011	2012
Annual Rent per SF	$84.98	$86.00	$91.16

(1)	As provided by the borrower.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Empire Hotel & Retail Property and its competitive set, as provided in a market report for the Empire Hotel & Retail Property:

	Empire Hotel & Retail		Competitive Set		Penetration
	TTM 10/31/2011(1)	TTM 10/31/2012(1)	TTM 10/31/2011(1)	TTM 10/31/2012(1)	TTM 10/31/2011(1)	TTM 10/31/2012(1)
Occupancy	86.6%	86.7%	86.7%	81.9%	99.9%	105.9%
ADR	$241.82	$243.98	$287.16	$296.16	84.2%	82.4%
RevPAR	$209.45	$211.64	$248.85	$242.64	84.2%	87.2%

(1)	As per market reports.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EMPIRE HOTEL & RETAIL

The following table presents certain information relating to the demand analysis based on market segmentation with respect to the Empire Hotel & Retail Property and its competitive set, as provided in the appraisal for the Empire Hotel & Retail Property:

Empire Hotel & Retail Competitive Set
Property	Number of Rooms	Year Affiliated	Year Opened	Meeting and Group Segmentation	Leisure Segmentation	Commercial Segmentation
Empire Hotel & Retail	423	1923	2007	20%	55%	25%
Le Parker Meridien	726	1981	1981	30%	30%	40%
Dream Midtown	219	1904	2011	5%	55%	40%
On the Ave	282	1908	1908	5%	70%	25%
Hudson Hotel	834	2000	2000	20%	50%	30%
Kimpton Ink 48	222	2009	2009	5%	45%	50%

Source: Appraisal.

■
The Borrower.  The borrower is West 63 Empire Associates LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Empire Hotel & Retail Whole Loan.  The non-recourse carveout guarantors are Stuart Podolsky, Sharon Olson, Jay Podolsky, Shirley Reinfeld, and Meyer Chetrit. Two of the five individual related non-recourse carveout guarantors, Jay Podolsky and Stuart Podolsky (such individual non-recourse carveout guarantors, the “Subject Guarantors”) are defendants in a civil suit brought by a former joint venture partner in a real estate development venture unrelated to the mortgaged property or the mortgage loan.  The suit relates to the proposed sale of a hotel property owned by the joint venture.  The plaintiff alleges that the proposed sale violates the terms of the parties’ joint venture agreement and seeks (i) to enjoin the sale of the hotel for $24,300,000 to an entity owned and controlled by the Subject Guarantors and (ii) compensatory damages.  Additionally, the related borrower is a named third-party defendant in a civil lawsuit related to sewer overflow.  Furthermore, in the mid-1980s, the Subject Guarantors, Jay Podolsky and Stuart Podolsky, pled guilty to multiple felony criminal charges, including grand larceny, attempted grand larceny, coercion, attempted coercion and conspiracy, in connection with such guarantors’ operation of rent-regulated apartment buildings in New York, New York.  The individuals that pled guilty to the felony charges were sentenced to five years of probation for some of the charges with the remainder conditionally discharged in exchange for their guilty pleas.

■
Escrows.  On the origination date, the borrower funded aggregate reserves of $10,178,319 with respect to the Empire Hotel & Retail Property, comprised of: (i) $91,788 in respect of certain insurance premiums; (ii) $86,531 for deferred maintenance; (iii) $5,000,000 for costs associated with, among other things, the renovation and modernization of rooms, the lobby, and elevators; and (iv) $5,000,000 into a TCO reserve which will be held as additional collateral for the Empire Hotel & Retail Whole Loan until the borrower obtains a temporary certificate of occupancy and other outstanding permits for the rooftop.  Except as otherwise provided in clause (iii) below, on each monthly payment date, the borrower is required to fund: (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding 12-month period provided, however, that reserve deposits are not required in respect of insurance premiums where the borrower is maintaining an approved umbrella or blanket policy in accordance with the loan documents; (ii) a replacement reserve in an amount equal to $743; and (iii) commencing on the payment date in January 2015, a reserve for furniture, fixtures and equipment in an amount equal to the greater of (a) 1/12 of 4% of the greater of (x) the annual gross revenues for the hotel related operations at the Empire Hotel & Retail Property for the immediately preceding calendar year and (y) the projected annual gross revenues for hotel related operations at the Empire Hotel & Retail Property for the then current calendar year as set forth in the annual budget approved in accordance with the loan documents and (b) to the extent a franchise agreement is in place with respect to the Empire Hotel & Retail Property, the amount required by the applicable franchisor under such franchise agreement.  In addition, commencing on the due date in March 2017 and on each monthly payment date thereafter occurring in the months of March, April, May, June, July, August, September, October, November and December, the borrower is required to fund an amount equal to $65,000 into a seasonality reserve.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EMPIRE HOTEL & RETAIL

In addition, on each due date during the continuance of an Empire Hotel & Retail Trigger Period, the borrower is required to deposit (or cause to be deposited) (x) into an operating expense account an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses for the subject month, and (y) into an excess cash flow account (the “Empire Hotel & Retail Excess Cash Flow Reserve”) any and all remaining excess cash flow generated by the Empire Hotel & Retail Property after payment of debt service due on such due date, all required reserve deposits described above due on such due date, the deposit to the operating expense account described above due on such due date and any other sums due and owing under the loan documents. Upon termination of an Empire Hotel & Retail Trigger Period, lender will disburse amounts in the Empire Hotel & Retail Excess Cash Reserve to borrower.

A “Empire Hotel & Retail Trigger Period” means any period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio (as calculated under the loan documents) being less than 1.20x, (iii) the occurrence of certain adverse events relating to the status of any franchise agreement (including borrower being in default under any franchise agreement beyond any applicable notice and cure periods), (iv) any franchise agreement is not renewed on or before the date which is 12 months prior to the expiration of such franchise agreement, (v) the borrower ceasing to operate and brand the Empire Hotel & Retail Property as the “Empire Hotel” or the occurrence of certain adverse events relating to the status of any hotel operating agreement, and (vi) the bankruptcy or insolvency of any property manager; and (B) expiring upon (u) with regard to any Empire Hotel & Retail Trigger Period commenced in connection with clause (i) above, the cure of such event of default, (v) with regard to any Empire Hotel & Retail Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio (as calculated under the loan documents) is equal to or greater than 1.25x for two consecutive calendar quarters, (w) with regard to any Empire Hotel & Retail Trigger Period commenced in connection with clause (iii) above, the conditions in (iii) above ceasing to exist or the borrower entering into a replacement franchise agreement in accordance with the applicable terms of the loan documents, among other things, (x) with regard to any Empire Hotel & Retail Trigger Period commenced in connection with clause (iv) above, the franchise agreement being extended or a replacement franchise agreement being entered into for a term expiring no earlier than three years after the maturity date of the Empire Hotel & Retail Whole Loan, among other things, (y) with regard to any Empire Hotel & Retail Trigger Period commenced in connection with clause (v) above, the conditions in (v) above ceasing to exist or the borrower entering into a replacement hotel operating agreement in accordance with the applicable terms of the loan documents, among other things, and (z) with regard to any Empire Hotel & Retail Trigger Period commenced in connection with clause (vi) above, the replacement of the applicable property manager in accordance with the loan documents.

■
Lockbox and Cash Management.  The Empire Hotel & Retail Whole Loan is structured with a hard lockbox.  The borrower is required to cause all gross revenues to be deposited into a clearing account under the sole dominion and control of the lender (the “Empire Hotel & Retail Lockbox”).  So long as an Empire Hotel & Retail Trigger Period is not then in effect, all funds in the Empire Hotel & Retail Lockbox will be remitted on each business day to the borrower’s operating account.  Upon the first occurrence of an Empire Hotel & Retail Trigger Period, the lender will establish a cash management account with the lender or the servicer (the “Empire Hotel & Retail Cash Management Account”).  If an Empire Hotel & Retail Trigger Period has occurred and is continuing, all funds in the Empire Hotel & Retail Lockbox will be transferred on each business day to the Empire Hotel & Retail Cash Management Account, and the lender will apply funds on deposit in the Empire Hotel & Retail Cash Management Account on each monthly due date during the term of the loan in accordance with the loan documents.  During the continuance of an event of default under the Empire Hotel & Retail Whole Loan, the lender may prohibit additional transfers of funds from the Empire Hotel & Retail Lockbox to the borrower’s operating account and apply any funds in the Empire Hotel & Retail Cash Management Account to amounts payable under the Empire Hotel & Retail Whole Loan and/or toward the payment of expenses of the Empire Hotel & Retail Property, in such order of priority as the lender may determine. Without limiting the foregoing, during an Empire Hotel & Retail Trigger Period, any remaining excess cash flow generated by the Empire Hotel & Retail Property will be deposited in the Empire Hotel & Retail Excess Cash Flow Reserve.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EMPIRE HOTEL & RETAIL

■
Property Management.  The Empire Hotel & Retail Property is currently self-managed and the hotel portion of the Empire Hotel & Retail Property is operated under the trade name.  Upon the occurrence of an Empire Hotel & Retail Trigger Period, the lender may require the borrower to engage a new manager to manage the Empire Hotel & Retail Property (excluding the CGM rooftop space which is under a separate management agreement) and lender’s approval of such new manager may be conditioned upon lender’s receipt of a Rating Agency Confirmation.

■
Condominium Regime.  Provided that no Empire Hotel & Retail Trigger Period has occurred and is continuing, the borrower is permitted to subject the Empire Hotel & Retail Property to a commercial condominium regime that would create a retail condominium unit comprised of the retail portions of the Empire Hotel & Retail Property (the “Retail Unit”) and a hotel condominium unit comprised of the remainder of the Empire Hotel & Retail Property (the “Hotel Unit”). The creation of any such condominium is subject to the satisfaction of the conditions set forth in the loan documents, including, among other things: (i) lender’s reasonable approval of the condominium documents (including the descriptions of the Retail Unit and the Hotel Unit therein), (ii) the condominium conversion being permitted under applicable REMIC requirements, (iii) the value and cash flow of the Empire Hotel & Retail Property will not be reduced or otherwise negatively impacted by the condominium conversion and the condominium conversion will not otherwise have a material adverse effect on the Empire Hotel & Retail Property, (iv) if required by lender, lender’s receipt of a Rating Agency Confirmation and (v) delivery of an endorsement to the title insurance policy insuring the lien of the mortgage securing the Empire Hotel & Retail Whole Loan.

■
Partial Release of Collateral. If the Retail Unit is created as described in “—Condominium Regime” above, the Retail Unit can be released from the lien of the mortgage encumbering the Empire Hotel & Retail Property at any time subject to the satisfaction of the conditions set forth in the loan documents, including, among other things: (i) no Empire Hotel & Retail Trigger Period has occurred and is continuing, (ii) borrower has entered into an arm’s length contract to sell the Retail Unit and the sale is consummated concurrently with the partial release, (iii) after giving effect to such release, the debt service coverage ratio (as calculated under the loan documents) for the Hotel Unit is no less than the greater of (a) 1.75x and (b) the debt service coverage ratio for the Empire Hotel & Retail Property immediately prior to the release, (iv) after giving effect to such release, the debt yield (as calculated under the loan documents) for the Hotel Unit is no less than the greater of (a) 11.5% and (b) the debt yield for the Empire Hotel & Retail Property immediately prior to the release, (v) after giving effect to such release, the loan-to-value ratio (as calculated under the loan documents) for the Hotel Unit is no greater than the lesser of (a) 45% or (b) the loan-to-value ratio for the Empire Hotel & Retail Property immediately prior to the release, (vi) the borrower prepays 115% of the allocated loan amount for the Retail Unit (that is, $75,000,000) plus, to the extent the release occurs prior to November 6, 2022, an additional amount equal to the greater of (a) a yield maintenance premium or (b) an amount equal to 1% of the principal amount being prepaid, (vii) if required by lender, lender’s receipt of a Rating Agency Confirmation with respect to the partial release, (viii) the lender receives an endorsement to the title insurance policy insuring the lien of the mortgage securing the Empire Hotel & Retail Whole Loan and (ix) the partial release being permitted under applicable REMIC requirements.

■
Partial Assumption. If the Retail Unit is created as described in “—Condominium Regime” above, the lender may not unreasonably withhold its consent to a one-time transfer of the Retail Unit to a third party transferee, the bifurcation and severance of the Empire Hotel & Retail Whole Loan into two separate loans which are not cross-collateralized or cross-defaulted (one such loan (the “Retail Loan”) being evidenced by note A-1 and note A-3 and secured by the Retail Unit, the other such loan being evidenced by note A-2 and note A-4 and secured by the Hotel Unit) and the assumption of the Retail Loan by such transferee subject to the satisfaction of the conditions set forth in loan documents, including among other things: (i) the Retail Unit is being transferred as part of an arm’s length sales transaction, (ii) no Empire Hotel & Retail Trigger Period has occurred and is continuing, (iii) lender’s approval of the transferee based on its then current underwriting and credit requirements for similar loans secured by similar properties, (iv) execution and delivery of such amendments to the loan documents as lender may require in connection therewith, (v) after giving effect to the transaction, the debt service coverage ratio (as calculated under the loan documents and calculated solely with respect to note A-2 and note A-4 and the Hotel Unit) is no less than the greater of (a) 1.75x and (b) the debt service coverage ratio (calculated solely with respect to note A-2 and note A-4 and the Hotel Unit) immediately prior to the transaction, (vi) after giving effect to the

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EMPIRE HOTEL & RETAIL

transaction, the debt yield (as calculated under the loan documents and calculated solely with respect to note A-2 and note A-4 and the Hotel Unit) is no less than the greater of (a) 11.5% and (b) the debt yield (calculated solely with respect to note A-2 and note A-4 and the Hotel Unit) immediately prior to the transaction, (vii) after giving effect to the transaction, the loan-to-value ratio (as calculated under the loan documents and calculated solely with respect to note A-2 and note A-4 and the Hotel Unit) is no greater than the lesser of (a) 45% and (b) the loan-to-value ratio (calculated solely with respect to note A-2 and note A-4 and the Hotel Unit) immediately prior to the transaction, (viii) after giving effect to the transaction, the debt service coverage ratio (as calculated under the loan documents and calculated solely with respect to note A-1 and note A-3 and the Retail Unit) is no less than the greater of (a) 1.5x and (b) the debt service coverage ratio (calculated solely with respect to note A-1 and note A-3 and the Retail Unit) immediately prior to the transaction, (ix) after giving effect to the transaction, the debt yield (as calculated under the loan documents and calculated solely with respect to note A-1 and note A-3 and the Retail Unit) is no less than the greater of (a) 8.5% and (b) the debt yield (calculated solely with respect to note A-1 and note A-3 and the Retail Unit) immediately prior to the transaction, (x) the loan-to-value ratio (as calculated under the loan documents and calculated solely with respect to note A-1 and note A-3 and the Retail Unit) is no greater than the lesser of (a) 55% and (b) the loan-to-value ratio (calculated solely with respect to note A-1 and note A-3 and the Retail Unit) immediately prior to the transaction, (xi) such transaction being permitted under applicable REMIC requirements and (xii) if required by lender, lender’s receipt of a Rating Agency Confirmation with respect to such transaction.

■
Mezzanine and Subordinate Indebtedness.  Future mezzanine debt is permitted provided that the following terms and conditions, among others under the loan documents, are each satisfied: (i) the borrower has entered into an arm’s length contract to sell the Empire Hotel & Retail Property and have the Empire Hotel & Retail Whole Loan concurrently assumed, (ii) no event of default has occurred or is continuing, (iii) at least sixty (60) days and no more than ninety (90) days prior written notice to lender, (iv) if the interest rate is a floating rate, if required by lender, the mezzanine borrower has obtained and will maintain an interest rate cap agreement, (v) the debt yield (as calculated under the loan documents) is equal to or greater than 9.0% (without giving effect to the mezzanine loan), (vi) after giving effect to the mezzanine loan, the debt service coverage ratio (as calculated under the loan documents) is equal to or greater than 1.30x and the debt yield (as calculated under the loan documents) is equal to or greater than 9.0%, (vii) the loan term of the mezzanine loan is co-terminus with or longer than the term of the Empire Hotel & Retail Whole Loan, (viii) after giving effect to the mezzanine loan, the loan to value ratio (as calculated under the loan documents) is equal to or less than 70%, (ix) execution of an intercreditor agreement with the mezzanine lender, in form and substance satisfactory to lender, and (x) receipt of a Rating Agency Confirmation at lender’s option.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Empire Hotel & Retail Property, plus twelve (12) months of business interruption coverage with an additional twelve (12) month extended period of indemnity.  The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $25,000.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

NATIONAL HARBOR

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NATIONAL HARBOR

Washington, D.C
Georgetown University
George Washington University
The White House
Verizon Center
US Capitol
Gallaudet University
Howard University
RFK Stadium
Capitol Heights
Arlington
Ballston Common
FORT MYER
Fashion Centre
Crystal City Shops
REAGAN NATIONAL AIRPORT
BOLLING AIR FORCE BASE
FORT LESLEY J MCNAIR
Nationals Park
VIRGINIA
Potomac Yard Retail Center
Lincoln Memorial Cemetery
District Heights
Iverson Mall
Hillcrest Heights
Virginia Theological Seminary
Landmark Mall
Forest Heights
Alexandria
Rose Hill
Rosecroft Raceway
National Harbor
National Harbor, MD 20745
MARYLAND
Groveton
Hybla Valley
FORT BELVOIR MILITARY RESERVATION
Fort Hunt
Fort Washington
CARTIFACT.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NATIONAL HARBOR

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	National Harbor, Maryland	Cut-off Date Principal Balance(1)		$109,716,261
Property Type	Mixed Use	Cut-off Date Principal Balance per SF(2)		$319.59
Size (SF)	405,720	Percentage of Initial Pool Balance		12.8%
Total Occupancy as of 10/1/2012	90.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/1/2012	90.8%	Type of Security(3)		Both Fee Simple/Leasehold
Year Built / Latest Renovation	2007, 2008, 2009 / NAP	Mortgage Rate		4.1500%
Appraised Value	$193,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term(Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$22,502,570
Underwritten Expenses	$9,585,894	Escrows
Underwritten Net Operating Income (NOI)	$12,916,677		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$12,443,877	Taxes	$439,122	$146,374
Cut-off Date LTV Ratio(2)	67.2%	Insurance	$53,465	$1,149
Maturity Date LTV Ratio(2)(4)	50.5%	Replacement Reserves	$0	$10,169
DSCR Based on Underwritten NOI / NCF(2)	1.70x / 1.64x	TI/LC(5)	$0	$50,715
Debt Yield Based on Underwritten NOI / NCF(2)	10.0% / 9.6%	Other(6)	$825,975	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$130,000,000	96.6%	Loan Payoff	$131,896,726	98.0%
Principal’s New Cash Contribution(7)	4,566,025	3.4	Reserves	1,318,562	1.0
			Closing Costs	1,350,737	1.0

Total Sources	$134,566,025	100.0%	Total Uses	$134,566,025	100.0%

(1)
The Cut-off Date Principal Balance of $109,716,261 represents the note A-1 of a $130,000,000 whole loan evidenced by two pari passu notes.  The companion loan is the note A-2 with the principal balance of $19,948,411 as of the Cut-off Date and is held outside the issuing entity.

(2)	Calculated based on the entire National Harbor Whole Loan.
(3)	Fee Simple (12 condominium units and 2 separate parcels) and 1 Leasehold parcel.
(4)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $205,700,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 53.8%. See “—Appraisal” below.

(5)	TI/LC reserves are capped at $1,800,000.
(6)	At origination, $825,975 was reserved for existing obligations related to tenant improvements and leasing commissions for recently executed leases.
(7)
The properties were previously collateral for two construction loans. Upon the stabilization of the properties, the borrower obtained the release of the properties from the liens of the predecessor loans (a) with respect to one of the predecessor loans and Buildings A and Q, by paying a portion in cash as a cash contribution and substituting another property as collateral and (b) with respect to the other predecessor loan and the remaining buildings, by using the proceeds of the National Harbor Loan and a cash contribution to refinance.

■
The Mortgage Loan.  The mortgage loan (the “National Harbor Loan”) is part of a whole loan structure (the “National Harbor Whole Loan”) comprised of two pari passu notes that are together secured by a first mortgage encumbering a portion of a mixed use development in Prince George’s County, Maryland, known as National Harbor (the “National Harbor Property”). The National Harbor Loan (evidenced by a note A-1), which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $109,716,261 and represents approximately 12.8% of the Initial Pool Balance, and the related companion loan (the “National Harbor Companion Loan”) (evidenced by note A-2), which will be initially retained by Goldman Sachs Mortgage Company and is expected to be contributed to a future securitization transaction, has an outstanding principal balance as of the Cut-off Date of $19,948,411. The National Harbor Whole Loan was originated on December 4, 2012 by Goldman Sachs Mortgage Company.  The National Harbor Whole Loan has an original principal balance of $130,000,000 and each note has an interest rate of 4.1500% per annum. The borrower utilized the proceeds of the National Harbor Loan to refinance existing debt on the National Harbor Property. The National Harbor Whole Loan will be serviced under the 2013-GC10 pooling and servicing agreement. See “Description of the Mortgage Pool – The Whole Loans” for more information regarding the co-lender agreement that governs the relative rights of the holders of the National Harbor Loan and the National Harbor Companion Loan.

The National Harbor Loan had an initial term of 120 months and has a remaining term of 118 months.  The National Harbor Loan requires payments of principal and interest in an amount sufficient to fully amortize the National Harbor Loan over a 30-year amortization schedule.  The scheduled maturity date is the due date in December 2022.  Voluntary prepayment of the National Harbor Loan is prohibited prior to September 6, 2022.  Defeasance of the National Harbor Whole Loan (which will be applied pro rata to note A-1 and note A-2) with government securities that are the direct, non-callable obligations of the United States of America is permitted at any time on or after the earlier to occur of (i) December 4, 2015 and (ii) the second anniversary of the date on which the National Harbor Whole Loan has been securitized.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NATIONAL HARBOR

■
The Mortgaged Property.  The National Harbor Property is a 405,720 SF office and retail center located in Prince George’s County, Maryland.  The National Harbor Property was constructed between 2007 and 2009.  The National Harbor Property is located in the Washington metropolitan statistical area at the intersection of the Interstate 495/95 and Highway 295 and has access and visibility from both thoroughfares. The National Harbor Property is a newly-constructed mixed-use project, with the collateral of 13 buildings comprising 222,936 SF of retail space, 172,050 SF of Class A office space, 10,734 SF of other uses, and 3 parking garages, which are not included in the gross leasable area and are part of the collateral. There are no release provisions for any of the collateral. At the National Harbor Property there are 17 restaurants, including Rosa Mexicano, Bond 45, and McCormick & Schmick’s, and a mix of retail and office tenants.  As of October 1, 2012, the Total and Owned Occupancy were 90.8% (91.2% of retail space, 89.6% of office space and 100% of other space).

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the National Harbor Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost	Renewal / Extension Options
Democracy Data & Communications(4)	NR / NR / NR	30,352	7.5%	$954,841	7.8%	$31.46	11/30/2019	NA	NA	1, 5-year option
Bond 45	NR / NR / NR	9,000	2.2	549,000	4.5	61.00	1/24/2025	$549	11.2%	3, 5-year options
School Nutrition Association	NR / NR / NR	15,265	3.8	507,737	4.1	33.26	8/31/2019	NA	NA	2, 5-year options
Regus Corporation(6)	NR / NR / NR	10,583	2.6	425,767	3.5	40.23	3/5/2022	NA	NA	2, 5-year options
CTAM	NR / NR / NR	11,862	2.9	380,107	3.1	32.04	12/31/2017	NA	NA	2, 5-year options
Sunset Room by Wolfgang Puck(5)	NR / NR / NR	12,154	3.0	364,620	3.0	30.00	7/31/2019	NA	NA	NA
McCormick & Schmick’s	NR / NR / NR	8,000	2.0	316,800	2.6	39.60	6/15/2016	$823	6.2%	2, 5-year options
The Peterson Companies, LC	NR / NR / NR	10,037	2.5	302,348	2.5	30.12	(7)	NA	NA	2, 5-year options
Cadillac Ranch	NR / NR / NR	9,389	2.3	287,543	2.3	30.63	2/5/2019	$592	9.4%	1, 5-year option
Rosa Mexicano	NR / NR / NR	8,782	2.2	263,460	2.1	30.00	9/25/2023	$783	10.0%	1, 5-year option
Ten Largest Owned Tenants		125,424	30.9%	$4,352,222	35.5%	$34.70
Remaining Owned Tenants(8)		242,876	59.9	7,904,497	64.5	32.55
Vacant Spaces (Owned Space)		37,420	9.2	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		405,720	100.0%	$12,256,719	100.0%	$33.28

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include non-owned tenants.
(3)	Tenant Sales are as of 9/1/2012.
(4)	Democracy Data & Communications has a one time right to terminate its lease effective 12/31/2015 by providing notice by 7/1/2014.
(5)
In June 2011, Wolfgang Puck Catering and Events, executed a sublease for the Sunset Room for a 10 year term from an affiliate of the borrowers. Wolfgang Puck’s contractual rent under the sublease is 7% of sales for Year 1 and $150,000/year for Years 2-10.

(6)	Regus Corporation has a one time right to terminate their lease at the end of the 5th lease year (May 2017) with 6 months notice. Tenant is receiving free rent until 3/20/2013.
(7)	The Peterson Companies, LC has 7,627 SF ($30.75 base rent per SF) expiring on 5/14/2021 and 2,410 SF ($28.14 base rent per SF) expiring on 12/31/2018.
(8)
Includes 3 tenants (5,888 SF) that have executed leases but have not yet opened. Bio-Med Technologies (3,243 SF, $28.00 base rent per SF) is expected to open and begin paying rent in March 2013; J Royal Jewelers (1,118 SF, $31.81 base rent per SF) is expected to open and begin paying rent March 2013; Divine Nails (1,527 SF, $26.00 base rent per SF) is expected to open and begin paying rent in March 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NATIONAL HARBOR

The following table presents general descriptions and renewal options of the major tenants at the National Harbor Property:

Tenant Name	Description	Renewal Options
Democracy Data & Communications	Provides public affairs services and solutions through a range of tools and services for PAC, grassroots, communications, and government affairs.	1, 5-year option

Bond 45	Italian steak and seafood house that offers lunch, dinner, and desserts. This is one of two locations; the original Bond 45 is in New York City’s Theatre district.	3, 5-year options

School Nutrition Association
A national, nonprofit professional organization representing more than 55,000 members who provide high-quality, low-cost meals to students across the country.  The organization collaborates with other organizations and government agencies to advance child nutrition programs.  National Harbor is their headquarters.
2, 5-year options

Regus Corporation
Provides and manages temporary office space. The company operates a network of fully-equipped offices, training, and meeting rooms on short-term, flexible leases. In addition, the company provides administration and secretarial support; audio conferencing, local area network; and Internet access services.
2, 5-year options

CTAM	Provides marketing knowledge and industry scale to its member in the cable business through consumer research, an interactive executive innovation series, conferences, and other resources.	2, 5-year options

Sunset Room by Wolfgang Puck
A contemporary event venue overlooking the Potomac capable of hosting events such as meetings, convention groups and weddings for up to 2,000 guests.  Wolfgang Puck Catering and Events is subleasing the space from an affiliate of the Borrower.
NA

McCormick & Schmick’s
Seafood restaurant chain established in the 1970s, which now operates over 80 restaurants across the U.S.  The space has waterfront views and can be used for private events.  Private dining rooms are also available.
2, 5-year options

The Peterson Companies, LC	An affiliate of the Borrowers and the developer of the National Harbor project. The Peterson Companies is a regional, full-service real estate development and management company.	2, 5-year options

Cadillac Ranch
An American Bar & Grill concept restaurant chain offering brunch, lunch, dinner and desserts, as well as catering, reception and corporate event services.  Founded in 2009, National Harbor is its flagship location, and there are now five additional locations operating across the U.S.
1, 5-year option

Rosa Mexicano
Contemporary mexican restaurant offering brunch, lunch, and dinner and desserts.  Rosa Mexicano opened in New York City in 1984 and now has fifteen restaurants across the U.S (and one in Panama). The company also provides catering services.
1, 5-year option

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NATIONAL HARBOR

The following table presents certain information relating to the lease rollover schedule at the National Harbor Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	6,976	1.7%	1.7%	$72,274	0.6%	$10.36	3
2013	23,549	5.8	7.5%	619,510	5.1	26.31	12
2014	25,195	6.2	13.7%	1,036,010	8.5	41.12	10
2015	32,557	8.0	21.8%	1,083,853	8.8	33.29	12
2016	24,374	6.0	27.8%	858,183	7.0	35.21	8
2017	17,557	4.3	32.1%	559,507	4.6	31.87	6
2018	27,399	6.8	38.8%	970,427	7.9	35.42	10
2019	98,984	24.4	63.2%	3,025,153	24.7	30.56	12
2020	33,427	8.2	71.5%	1,195,165	9.8	35.75	8
2021	16,970	4.2	75.7%	528,033	4.3	31.12	5
2022	19,302	4.8	80.4%	780,730	6.4	40.45	6
2023	17,805	4.4	84.8%	504,825	4.1	28.35	2
2024 & Thereafter	24,205	6.0	90.8%	1,023,051	8.3	42.27	4
Vacant	37,420	9.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	405,720	100.0%		$12,256,719	100.0%	$33.28	98

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the National Harbor Property:

Historical Leased %(1)

	2008	2009	2010	2011	2012
Owned Space	10.9%	40.7%	67.7%	82.1%	85.3%

(1)
As provided by the borrower and represents average occupancy for the indicated year.  Occupancy in some historical periods does not reflect the amount of gross leasable area at the time as the denominator reflects the total square footage of 405,720.

The following table presents certain information relating to the historical base rent per SF at the National Harbor Property:

Historical Average Base Rent per SF %(1)
	2010	2011	2012
Base Rent per SF	$30.90	$30.29	$31.97

(1)	As provided by the borrower which reflects average annual base rent per SF for the specified year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NATIONAL HARBOR

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the National Harbor Property:

Cash Flow Analysis(1)

	2009	2010	2011	TTM 9/30/2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,595,754	$7,254,660	$10,032,306	$10,863,663	$12,256,719	$30.21
Overage Rent	479,198	720,193	567,656	598,574	571,585	1.41
Other Rental Revenue	81,549	115,371	115,371	120,244	120,244	0.30
Gross Up Vacancy	0	0	0	0	1,432,018	3.53
Total Rent	$4,156,501	$8,090,223	$10,715,332	$11,582,481	$14,380,566	$35.44
Total Reimbursables	1,248,207	1,573,037	2,039,981	1,970,044	2,073,469	5.11
Other Income	4,675,809	6,947,694	7,405,311	7,480,554	7,480,554	18.44
Vacancy & Credit Loss	0	0	0	0	(1,432,018)	(3.53)
Effective Gross Income	$10,080,517	$16,610,954	$20,160,624	$21,033,079	$22,502,570	$55.46

Total Operating Expenses	$8,619,119	$9,794,820	$9,867,806	$9,569,748	$9,585,894	$23.63

Net Operating Income	$1,461,398	$6,816,134	$10,292,818	$11,463,331	$12,916,677	$31.84
TI/LC	0	0	0	0	350,772	0.86
Capital Expenditures	0	0	0	0	122,028	0.30
Net Cash Flow	$1,461,398	$6,816,134	$10,292,818	$11,463,331	$12,443,877	$30.67

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 10/1/2012 rent roll with rent steps through 8/31/2013.

■
Appraisal.  According to the appraisals, the National Harbor Property had an “as-is” appraised value of $193,000,000 as of an effective date ranging from of November 1, 2012 to November 9, 2012 and an “as stabilized” appraised value of $205,700,000, which assumes an effective date ranging from November 5, 2012 to November 1, 2014, stabilized occupancy ranging from 92% to 95.1% and stabilized credit loss ranging from 0.6% to 2% for the retail and office properties, respectively, that have not yet stabilized.

■	Environmental Matters. According to a Phase I report, dated November 28, 2012, there are no recommendations for further action at the National Harbor Property.

■
Market Overview and Competition.  The National Harbor Property is a mixed-use project located in Prince George’s County, Maryland.  The National Harbor Property is located in the Washington metropolitan statistical area at the intersection of the Interstate 495/95 and Highway 295, right on the Potomac River.  As of 2012, the population within a five mile radius of the National Harbor Property was estimated at 281,066 with an average household income of $95,031.  The property includes both retail space and Class A office space, and other uses (not part of the collateral) include hotels and apartments. The immediate area surrounding the National Harbor Property is primarily residential. Because of the property’s mixed-use nature, it competes with both nearby office and retail space.

The following table presents certain information relating to the primary retail competition for the National Harbor Property:

Competitive Set – Retail(1)

	National Harbor	Woodmore Towne Center	Clarendon Market Commons	Fairfax Corner Shopping Center	Fairfax Towne Center	Reston Town Center
Distance from Subject	-	15.9 miles	11.9 miles	23.3 miles	25.7 miles	30.2 miles
Property Type	Retail/Office	Lifestyle Center	Lifestyle Center	Lifestyle Center	Lifestyle Center	Lifestyle Center
Year Built / Renovated	2007-2009 / NAP	2010 / NAP	2004 / NAP	2003, 2005 / NAP	1994 / NAP	1988 / NAP
Total GLA	405,720	530,620	267,205	214,737	253,298	218,664
Total Occupancy	91%	100%	99%	100%	99%	100%
Anchors	NAP	Wegman’s, Costco, Best Buy, Petco	Whole Foods	California Pizza Kitchen, Ann Taylor Loft, REI, Elizabeth Arden Red Door	Safeway	NAP

(1)	Source: Appraisals.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NATIONAL HARBOR

The following table presents certain information relating to the primary office competition for the National Harbor Property:

Competitive Set – Office(1)
	National Harbor	Potomac Crossing	Commerce Center 1	1401 Mercantile Lane	Time Life Building	King Street Station 1	Washington Square
Distance from Subject	-	1.4 miles	18.3 miles	15.8 miles	5.3 miles	5.5 miles	4.5 miles
Property Type	Retail/Office	Office	Office	Office	Office	Office	Office
Year Built / Renovated	2007-2009 / NAP	1992 / NAP	1988 / NAP	2007 / NAP	1997 / NAP	1984 / 2004	2000 / NAP
Total GLA	405,720	122,042	123,248	87,933	164,407	149,080	118,181
Total Occupancy	91%	70%	68%	64%	98%	83%	90%

(1)	Source: Appraisals.

■
Maryland Indemnity Deed of Trust Structure.  The National Harbor Loan is structured with borrowers that are directly obligated under the note evidencing the National Harbor Loan but which are subsidiaries of the legal owners (and ground lessee, as applicable) of the National Harbor Property.  The legal owners (and ground lessee, as applicable) of the National Harbor Property, although not obligated directly under the note, have guaranteed all amounts payable by the related borrower under the note and executed an indemnity deed of trust in favor of the lender to secure such guaranty.

■
Owners Association.  The National Harbor Owners Association (“NHOA”) maintains areas common to all parcels in the overall National Harbor development including roads, security and landscaping. The NHOA also has consent rights over the design and construction of any improvements in the National Harbor Property.  The NHOA charges each parcel an assessment based on dividing the common area expenses by the percentage of “National Harbor Points” of each parcel owner.  National Harbor Points are based on a formula that is calculated primarily based on the square footage of the relevant parcel and the use of the parcel. The Peterson Companies L.C., an affiliate of the borrower, is the “Founder” and controls the NHOA.  All assessments of the NHOA are subordinate to any mortgage and mortgagees are entitled to notice of any default of a parcel owner under the NHOA declaration. In the event of a foreclosure, a subsequent owner will also not be liable for any assessments due prior to taking title. Any prior liabilities resulting from NHOA would be extinguished following a foreclosure.  In addition, in conjunction with the origination of the National Harbor Loan, the Founder executed the “Founders Agreement” prohibiting the transfer of its NHOA control rights so long as the National Harbor Loan is outstanding. The Founder has also agreed that following a foreclosure, it waives any and all of its consent rights over the foreclosed property and will not exercise any other rights in connection with the foreclosed property without the lender’s consent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NATIONAL HARBOR

■
Building Condominium Structure. Buildings D, J K, L, M, P and Q are each subject to a condominium declaration for the building (“Building Condo”).  Each Building Condo is owned by the Council of Unit Owners of each building, whose members include the fee owners of each unit in the Building Condo.  The Council of Unit Owners appoints a Board of Directors, which controls the condominium.  The number of votes on the Council and number of board members appointed by the Borrowers under the Loan in each Building Condo are as on the chart below:

Building Condo	Borrowers	Units controlled by Borrowers	Units not controlled by Borrowers	Voting Interest of Borrowers on Board of Directors and Council of Unit Owners
Building D	NH-D Retail Investment LLC	Commercial Unit	Residential Building Unit	33%. All actions require consent of Borrower and any action relating primarily to the Commercial Unit is determined by Borrower in its sole discretion.
Building J	NH-J Fleet LLC, NH-J Garage LLC and NH-J Office/Retail LLC	Commercial Unit 1, Commercial Unit 2 and Garage	None	100%
Building K	NH-K Retail LLC	Commercial Unit	Residential Unit, Hotel Unit	25%. All actions that solely or primarily relate to Borrower or would have a material impact on the rights of Borrower require the consent of Borrower.
Building L	NH-L Investment LLC	Commercial Unit	Residential Building Unit	33%. All actions require consent of Borrower and any action relating primarily to the Commercial Unit is determined by Borrower in its sole discretion.
Building M	NH-M Garage LLC and NH-M Office/Retail LLC	Garage Unit and Commercial Unit	None	100%
Building P	NH-P Garage LLC and NH-P Retail LLC	Garage Unit and Commercial Unit	None	100%
Building Q	NH-Q Retail LLC and NH-Q Retail-A LLC	Commercial Unit A and Commercial Unit B	Commercial Unit C, Timeshare Unit
Board: 33% (There are 3 votes and Unit B is entitled to 1. Unit A shares 1 vote with Unit C, such that the Borrowers control 66% each alternate year).
Council: 7.09%. Unanimous consent of the Board (and Council, to the extent such matter is subject to a vote by the Council) is required for approving the budget, any addition or change to the Common Elements, design, signage, amendment to the by-laws, or any matter having a material and adverse effect on any Unit Owner.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NATIONAL HARBOR

■
Site Condominium. Buildings B, C (not part of the collateral), D and E are also subject to the BCDE Condominium Declaration (“Site Condominium”).  These buildings all share a common plaza area, which is a separate unit of the Site Condominium.  The Site Condominium does not impose any assessments or charges on the unit owners.  Each unit controls 20% of the condominium and the borrower controls 60% of the voting interest.

■
Ground Lease.  Building A-Retail, which is one of the buildings that comprises the National Harbor Property, is ground leased to the related borrower by a third party, Brentwood-National Harbor, L.L.C.  At the origination of the National Harbor Loan, Brentwood-National Harbor, L.L.C. entered into an agreement providing the lender with customary leasehold mortgage protections with respect to the ground lease. The ground lease has an initial term of 5 years with 7, 5-year renewals (automatic renewals unless tenant notifies in writing 6 months prior). Following the expiration of the 7th renewal there are 2, 30-year extension options.  The annual rent is $1.00 during the term and all renewal terms.  The tenant is responsible for its pro-rata share of taxes and utilities.  The tenant is also required to contribute $1.00 per SF for building maintenance and restoration, increasing 10% every 5 years and is required to reimburse landlord 7.6% of the insurance costs for the entire building.

■
The Borrowers and Property Owners.  The borrower is comprised of fifteen single-purpose entities that hold no assets.  Each of the borrowers is owned by a single-purpose entity that also owns the applicable property (and no other assets) and guaranteed the loan in an indemnity deed of trust structure.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the National Harbor Loan.  The borrower of the National Harbor Loan is indirectly owned by the Peterson Family Trust, the non-recourse carveout guarantor of the National Harbor Loan.  The Peterson Family Trust has agreed to maintain a net worth of $60,000,000 for as long as the National Harbor Loan is outstanding and is required to provide the lender with an annual certification of its net worth and a failure to maintain such net worth (or obtain a replacement guarantor acceptable to lender in its sole discretion) would be an event of default.

■
Escrows. On the origination date, the borrowers funded an escrow reserve in the amount of (a) $439,122 in respect of certain tax expenses, (b) $53,465 in respect of certain insurance premiums and (c) $825,975 in respect of certain unfunded obligations at the National Harbor Property.  On each due date, provided no event of default under the loan documents is occurring, the borrowers are required to fund (a) a tax, ground rent and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax, ground rent and insurance premiums on insurance policies that are payable annually in advance over the then succeeding twelve month period, (b) a tenant improvement and leasing commission reserve in the monthly amount of $50,715 (capped at $1,800,000), and (c) a capital expenditure reserve in the monthly amount of $10,169 (subject to increase based on the consumer price index).

Furthermore, during the continuance of a National Harbor Loan Trigger Period, the loan documents require that all amounts on deposit in the lender-owned cash management account, after the payment of debt service and the funding of required monthly escrows for budgeted operating expenses, real estate taxes, ground rent, insurance, tenant improvements and leasing commissions and capital expenditures, be reserved and held as additional collateral for the National Harbor Loan.

A “National Harbor Trigger Period” means any period commencing as of the end of any fiscal quarter on or after December 31, 2012 in which the net operating income as calculated under the loan agreement of the National Harbor Property for the twelve-month period immediately preceding such fiscal quarter end is less than 80% of the origination date net operating income ($12,675,914) and terminating as of the end of the second fiscal quarter in which the net operating income of the National Harbor Property for the twelve-month period immediately preceding such fiscal quarter end is greater than $12,675,914.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NATIONAL HARBOR

■
Lockbox and Cash Management.  The National Harbor Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to lender-controlled lockbox accounts.  The loan documents also require that all rents received by the borrower or the property manager be deposited into the lockbox account or a blocked account under the control of the lender within one business day after receipt.  All amounts in the lockbox accounts are swept on a daily basis to the lender-owned cash management account.  So long as no event of default or National Harbor Trigger Period is then continuing, all amounts in the cash management account that exceed the amounts that must be paid to or reserved with lender on the next due date are swept on a daily basis to an operating account accessible by borrower but pledged to lender.  During the continuance of an event of default, the daily sweep to the operating account terminates and all amounts instead remain in the cash management account for application by lender (if an event of default is not continuing but a National Harbor Trigger Period is then in effect, lender will sweep to the operating account an amount sufficient to pay for monthly budgeted operating expenses).  During the continuance of an event of default under the National Harbor Loan, the lender may prohibit borrower’s access to the funds contained in the operating account and apply any funds in the cash management account to amounts payable under the National Harbor Loan and/or toward the payment of expenses of the National Harbor Property, in such order of priority as the lender may determine.

■
Property Management.  The National Harbor Property is currently managed by Peterson Management L.C., an affiliate of the borrower, pursuant to a management agreement for each property.  Under the loan documents, the National Harbor Property may not be managed by any other party, other than another management company approved by the lender and with respect to which the Rating Agency Confirmation has been obtained.  Upon the occurrence of an event of default, a material default by the property manager under the management agreements beyond any applicable cure period or the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may require the borrower to replace the property manager with a new property manager selected by the lender and with respect to which Rating Agency Confirmation has been received.

■	Mezzanine or Subordinate Indebtedness. Mezzanine financing and subordinate indebtedness are not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the National Harbor Property, plus up to 18 months of rental loss/business interruption coverage. If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the National Harbor Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the casualty and business interruption/rental loss insurance required under the loan documents, and if the cost of terrorism insurance exceeds that amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to contain a deductible that is no larger than $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the National Harbor Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Availability of Terrorism Insurance” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

NUT TREE CENTER

NUT TREE
PLAZA

OLD NAVY

HomeGoods

BevMo!

PETSMART

BUFFALO WILD WINGS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NUT TREE CENTER

Nut Tree Center
East Monte Vista Avenue
Vacaville, CA 95688
VACA VALLEY PKWY
505
80
NUT TREE
MUNICIPAL AIRPORT
Hometown
Plaza
Vacaville
Commons
Shopping
Center
W MONTE VISTA AVE
DOBBINS ST
VACAVILLE
NorthBay
VacaValley
Hospital
Regency
Park Plaza
Shopping
Center
ELMIRA RD
LINCOLN HWY
Vacaville-Elmira
Cemetery
NUT TREE RD
LEISURE TOWN RD
ALAMO DR
PEABODY RD
California
Medical Facility
Green Tree
Golf Course
Cypress Lakes
Golf Course
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NUT TREE CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NUT TREE CENTER

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Vacaville, California	Cut-off Date Principal Balance	$67,190,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$207.81
Size (SF)	323,322	Percentage of Initial Pool Balance	7.8%
Total Occupancy as of 12/1/2012	91.6%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/1/2012	91.6%	Type of Security(1)	Both Fee Simple/Leasehold
Year Built / Latest Renovation	2006-2008 / NAP	Mortgage Rate	4.0000%
Appraised Value	$90,000,000	Original Term to Maturity (Months)	120
Original Amortization Term(Months)	360
Original Interest Only Period (Months)	36
Underwritten Revenues	$9,140,259
Underwritten Expenses	$2,963,846	Escrows
Underwritten Net Operating Income (NOI)	$6,176,414	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,845,764	Taxes	$181,869	$60,623
Cut-off Date LTV Ratio	74.7%	Insurance	$53,967	$13,858
Maturity Date LTV Ratio	64.6%	Replacement Reserves	$0	$4,042
DSCR Based on Underwritten NOI / NCF	1.60x / 1.52x	TI/LC(2)	$1,500,000	$0
Debt Yield Based on Underwritten NOI / NCF	9.2% / 8.7%	Other(3)	$790,668	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$67,190,000	71.9%	Purchase Price	$89,592,448	95.8%
Principal’s New Cash Contribution	15,892,686	17.0	Reserves	2,526,504	2.7
Preferred Equity	10,400,000	11.1	Closing Costs	1,363,734	1.5

Total Sources	$93,482,686	100.0%	Total Uses	$93,482,686	100.0%

(1)
The borrower leases the 1.32 acre View Corridor parcel from a successor agency to the Vacaville Redevelopment Agency. The View Corridor parcel provides an unobstructed view of Nut Tree Plaza from I-80 and is to remain undeveloped. See “—Ground Lease” below.

(2)	See “—Escrows” below.
(3)	Other reserves consist of a deferred maintenance reserve ($65,450) and an outstanding free rent and TI/LC obligations reserve ($725,218). See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Nut Tree Center Loan”) is evidenced by a note in the original principal amount of $67,190,000 and is secured by a first mortgage encumbering the borrower’s interest in a retail power center located in Vacaville, California (the “Nut Tree Center Property”) which is fee in part and ground lease in part.  The Nut Tree Center Loan was originated by Goldman Sachs Mortgage Company.  The Nut Tree Center Loan was originated on December 7, 2012 and represents approximately 7.8% of the Initial Pool Balance.  The note evidencing the Nut Tree Center Loan has an outstanding principal balance as of the Cut-off Date of $67,190,000 and has an interest rate of 4.0000% per annum.  The proceeds of the Nut Tree Center Loan were used to acquire the Nut Tree Center Property.

The Nut Tree Center Loan has a term of 120 months and has a remaining term of 119 months.  The Nut Tree Center Loan requires payments of interest only payments for the first 36 payments following origination and thereafter will require payments of interest and principal based on a 30-year amortization schedule.  The scheduled maturity date is the due date in January 2023.  Voluntary prepayment of the Nut Tree Center Loan is prohibited prior to October 6, 2022.  Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the Closing Date.

■
The Mortgaged Property.  The Nut Tree Center Property is an approximately 323,322 SF retail power center located in Vacaville, California and was constructed in 2006-2008.  The Nut Tree Center Property is located in the Vallejo-Fairfield metropolitan statistical area immediately north of I-80 on East Monte Vista Avenue and has good access and visibility. The Nut Tree Center Property’s space that constitutes collateral for the Nut Tree Center Loan totals approximately 323,322 SF and includes tenants such as Sport Chalet, Best Buy, HomeGoods and PetSmart.  The remainder of the Nut Tree Center Property is predominately occupied by other retailers including Ulta, Kirkland’s, Panera Bread and Citibank.  In addition, the collateral includes Nut Tree Plaza, a children’s theme area which includes canopies, a carousel and a small children’s railroad.  As of December 1, 2012, the Total and Owned Occupancy were 91.6%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NUT TREE CENTER

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Nut Tree Center Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Sport Chalet	NR / NR / NR	41,620	12.9%	Yes	$897,154	$21.56	7/31/2019	$113	19.1%	4, 5-year options
Best Buy	BB- / Baa2 / BB	30,038	9.3	Yes	$704,470	$23.45	1/31/2017	NA	NA	3, 5-year options
Total Anchors		71,658	22.2%

Jr. Anchors
HomeGoods	NR / A3 / A	25,376	7.8%	Yes	$496,441	$19.56	9/30/2016	$265	7.4%	3, 5-year options
PetSmart	NR / NR / BB+	20,112	6.2	Yes	$493,385	$24.53	8/31/2016	$291	8.4%	3, 5-year options
Old Navy	BBB- / Baa3 / BB+	18,768	5.8	Yes	$466,943	$24.88	9/30/2016	$271	9.2%	2, 5-year options
ULTA	NR / NR / NR	10,320	3.2	Yes	$305,720	$29.62	3/31/2022	NA	NA	3, 5-year options
BevMo	NR / NR / NR	10,005	3.1	Yes	$341,636	$34.15	8/31/2016	$443	7.7%	2, 5-year options
Total Jr. Anchors		84,581	26.2%

Occupied In-line(3)		85,873	26.6%		$3,677,713	$42.83
Occupied Outparcel		14,717	4.6%		$663,593	$45.09
Occupied Office(4)		39,330	12.2%		$919,383	$23.38
Vacant Spaces		27,163	8.4%		$0	$0.00
Total Owned SF		323,322	100.0%
Total SF		323,322	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	HomeGoods sales are as of 12/31/2011, PetSmart sales are as of 1/31/2012 and BevMo sales are as of 12/31/2011. All other sales are as of 10/31/2012.
(3)	Includes one tenant which has signed a lease but is not yet open; Charming Charlie (6,854 SF, $26.00 base rent per SF) is expected to open and begin paying rent in May 2013).
(4)	Includes one tenant which has a signed lease but is not yet open; Dr. Saladin, DDS (3,030 SF, $20.40 base rent per SF) is expected to open in February 2013 and begin paying rent in July 2013.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Nut Tree Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost	Renewal / Extension Options
Sport Chalet	NR / NR / NR	41,620	12.9%	$623,468	8.8%	$14.98	7/31/2019	$113	19.1%	4, 5-year options
Blake Austin(4)	NR / NR / NR	22,239	6.9	556,823	7.9	25.04	1/31/2021	NA	NA	2, 5-year options
Best Buy	BB- / Baa2 / BB	30,038	9.3	507,943	7.2	16.91	1/31/2017	NA	NA	3, 5-year options
PetSmart	NR / NR / BB+	20,112	6.2	371,469	5.2	18.47	8/31/2016	$291	8.4%	3, 5-year options
HomeGoods	NR / A3 / A	25,376	7.8	355,264	5.0	14.00	9/30/2016	$265	7.4%	3, 5-year options
Old Navy	BBB- / Baa3 / BB+	18,768	5.8	350,962	5.0	18.70	9/30/2016	$271	9.2%	2, 5-year options
Fentons	NR / NR / NR	7,417	2.3	318,931	4.5	43.00	9/30/2020	$374	13.7%	1, 10-year option
BevMo	NR / NR / NR	10,005	3.1	258,929	3.7	25.88	8/31/2016	$443	7.7%	2, 5-year options
ULTA	NR / NR / NR	10,320	3.2	237,360	3.4	23.00	3/31/2022	NA	NA	3, 5-year options
Buffalo Wild Wings	NR / NR / NR	6,685	2.1	213,464	3.0	31.93	7/31/2026	$479	7.3%	3, 5-year options
Ten Largest Owned Tenants		192,580	59.6%	$3,794,612	53.6%	$19.70
Remaining Owned Tenants(5)		103,579	32.0	3,281,475	46.4	31.68
Vacant Spaces (Owned Space)		27,163	8.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		323,322	100.0%	$7,076,087	100.0%	$23.89

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include non-owned tenants.
(3)	PetSmart sales are as of 1/31/2012, HomeGoods sales are as of 12/31/2011 and BevMo sales are as of 12/31/2011. All other sales are as of 10/31/2012.
(4)	Blake Austin occupies 18,107 SF ($22.92 base rent per SF) of office space and 4,132 SF ($34.32 base rent per SF) of retail space.
(5)
Includes two tenants which have signed leases but not yet open. Charming Charlie (6,854 SF, $26.00 base rent per SF) is expected to open and begin paying rent in May 2013 and Dr. Saladin, DDS (3,030 SF, $20.40 base rent per SF) is expected to open in February 2013 and begin paying rent in July 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NUT TREE CENTER

The following table presents certain information relating to the lease rollover schedule at the Nut Tree Center Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	6,789	2.1	2.1%	143,339	2.0	21.11	5
2014	9,510	2.9	5.0%	267,099	3.8	28.09	5
2015	10,200	3.2	8.2%	249,376	3.5	24.45	2
2016	75,986	23.5	31.7%	1,417,164	20.0	18.65	5
2017	66,626	20.6	52.3%	1,940,562	27.4	29.13	15
2018	7,295	2.3	54.6%	270,804	3.8	37.12	3
2019	44,069	13.6	68.2%	734,554	10.4	16.67	2
2020	15,555	4.8	73.0%	570,486	8.1	36.68	4
2021	22,239	6.9	79.9%	556,823	7.9	25.04	2
2022	19,819	6.1	86.0%	427,340	6.0	21.56	2
2023	4,532	1.4	87.4%	106,872	1.5	23.58	2
2024 & Thereafter	13,539	4.2	91.6%	391,668	5.5	28.93	2
Vacant	27,163	8.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	323,322	100.0%		$7,076,087	100.0%	$23.89	49

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Nut Tree Center Property:

Historical Leased %(1)

	2010	2011	TTM 10/31/2012
Owned Space	84.8%	86.4%	87.0%

(1)	As provided by the borrower and represents average occupancy for each period.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Nut Tree Center Property:

Cash Flow Analysis(1)

	2010	2011	TTM 10/31/2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$5,544,391	$5,951,102	$6,612,937	$7,076,087	$21.89
Overage Rent	0	0	0	0	0.00
Other Rental Revenue(3)	289,787	184,391	173,822	173,822	0.54
Gross Up Vacancy	0	0	0	1,141,830	3.53
Total Rent	$5,834,178	$6,135,493	$6,786,759	$8,391,739	$25.95
Total Reimbursables	1,859,120	1,586,655	1,640,175	1,890,351	5.85
Other Income	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	(1,141,830)	(3.53)
Effective Gross Income	$7,693,298	$7,722,148	$8,426,934	$9,140,259	$28.27

Total Operating Expenses	$3,068,964	$2,439,281	$2,767,680	$2,963,846	$9.17

Net Operating Income	$4,624,334	$5,282,867	$5,659,255	$6,176,414	$19.10
TI/LC	0	0	0	282,152	0.87
Capital Expenditures	0	0	0	48,498	0.15
Net Cash Flow	$4,624,334	$5,282,867	$5,659,255	$5,845,764	$18.08

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 12/1/2012 rent roll with rent steps through 8/31/2013.
(3)	Includes Nut Tree Plaza income (a children’s theme area which includes canopies, a carousel and a small children’s railroad).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NUT TREE CENTER

■	Appraisal. According to the appraisal, the Nut Tree Center Property had an “as-is” appraised value of $90,000,000 as of an effective date of October 2, 2012.

■
Environmental Matters.  According to the related Phase I environmental site assessment (“ESA”) report dated November 27, 2012, a Shell gas station was previously removed from an area that currently is used as a parking lot at the Mortgaged Property.  A Shell leaking underground storage tank (“LUST”) had impacted soil and groundwater.  Shell is the designated responsible party that has been remediating the LUST incident with oversight by the Solano County Department of Resource Management, Environmental Health Division (“SCEHD”).  Shell removed contaminated soil and has been conducting quarterly groundwater monitoring of decreasing contaminant concentrations.  In addition, an adjacent third-party former Chevron gas station LUST site is upgradient of, and therefore potentially could impact groundwater at, the Mortgaged Property.  Chevron is the designated responsible party that has been remediating that LUST incident with SCEHD oversight.  Since responsible parties are actively remediating both LUST incidents with government oversight, the ESA concludes that no further action by the Mortgaged Property owners or operators is warranted.

■
Market Overview and Competition.  The Nut Tree Center Property is a retail power center located in Vacaville, California.  The Nut Tree Center Property is located in the Vallejo-Fairfield metropolitan statistical area immediately north of I-80 on East Monte Vista Avenue.  As of 2012, the population within a five mile radius of the Nut Tree Center Property was 98,912 with an average household income of $83,016. The Nut Tree Center Property is located across I-80 from the Vacaville Premium Outlets, and the surrounding retail market includes several national retailers including Target, Sam’s Club, Wal-Mart, Safeway, Ross Dress for Less and CVS.

The following table presents certain information relating to the primary competition for the Nut Tree Center Property:

Competitive Set(1)
	Nut Tree Center	Vacaville Commons	Vacaville Towne Center	Golden Hill Plaza	Helen Power Center

Distance from Subject	-	1.3 miles	2.1 miles	3.2 miles	0.7 miles
Property Type	Retail	Retail	Retail	Retail	Retail
Year Built	2006-2008	1992	1987	1987	1991
Total GLA	323,322	472,914	76,241	114,966	228,065
Total Occupancy	92%	98%	87%	93%	89%
Anchors	Sport Chalet, Best Buy, PetSmart, HomeGoods	Safeway, Target, Ross Dress for Less	Lucky	Dollar Tree, Fresh & Easy	Michaels, Sports Authority, Wal-Mart

	Creekside Center	Regency Park Plaza	Home Town Center	Vacaville Premium Outlets

Distance from Subject	2.9 miles	2.2 miles	1.0 miles	0.5 miles
Property Type	Retail	Retail	Retail	Retail
Year Built	1984	1990	1992	1988
Total GLA	127,255	127,248	197,719	392,849
Total Occupancy	98%	89%	100%	100%
Anchors	Raley’s	Fresh & Easy, In Shape, CVS	Marshall’s, Sam’s Club, Staples	NA

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NUT TREE CENTER

■
Ground Lease.  The leasehold interest, which is on the vacant land located across the street from the main portion of the Nut Tree Center Property, is subject to an unsubordinated ground lease that expires on June 24, 2014 with 10, 3-year extension options.  The annual rent payment under the ground lease is $1.00.  The ground lease affords the lender (i) the right to obtain a ground lease estoppel, (ii) notice rights, (iii) cure rights for any curable default under the ground lease, and (iv) the right to assume the ground lease through foreclosure, and provides that the ground lease cannot be modified without lender consent.

■
The Borrower.  The borrower is NT Dunhill I LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Nut Tree Center Loan.  The borrower is owned in part by William L. Hutchinson, the non-recourse carveout guarantor under the Nut Tree Center Loan.

■
Escrows.  At origination, the borrower deposited $725,218 into a reserve account to cover certain unfunded tenant improvements, leasing commissions and free rent periods and deposited $65,450 into a reserve account to cover certain deferred maintenance conditions at the Nut Tree Center Property. Additionally, at origination, the borrower deposited $1,500,000 into a tenant improvement and leasing commission reserve and, if on any payment date the amount in such reserve is less than $1,500,000, the borrower is required to deposit $25,000 into such reserve (capped at $1,500,000).  Additionally, the borrower is required to fund a capital expenditure reserve in the monthly amount of $4,042.

At origination, the borrower funded a tax and insurance reserve in the amount of $181,869 in respect of certain tax expenses and $53,967 in respect of certain insurance premiums.  On each due date, the borrower is required to fund the tax and insurance reserve in an amount equal to one-twelfth of the amount the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve month period. Subject to the satisfaction of certain conditions, the borrower is not required to make monthly deposits in respect of taxes that are paid semi-annually to the borrower from certain tenants or that are paid directly to the taxing authority by the tenant.

Furthermore, during the continuance of a Nut Tree Center Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service, budgeted operating expenses (during the continuance of a Nut Tree Center Trigger Period) and the funding of required monthly escrows for real estate taxes, insurance, capital expenditures, tenant improvements and leasing commissions, be reserved and held as additional collateral for the Nut Tree Center Loan.

A “Nut Tree Center Trigger Period” means (a) any period commencing as of the end of any fiscal quarter in which the net operating income (as calculated under the loan agreement) for the twelve-month period immediately preceding such fiscal quarter is less than $5,218,972 and terminating as of the end of any two consecutive fiscal quarters in which the net operating income for the twelve-month period immediately preceding each such fiscal quarter is equal to or greater than $5,218,972 and (b) any period commencing when the borrower fails to deliver certain financial reports to the lender as required under the loan agreement and terminating when such reports are so delivered.

■
Lockbox and Cash Management.  The Nut Tree Center Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender controlled lockbox account.  The loan documents also require that all cash revenues relating to the Nut Tree Center Property and all other money received by the borrower or the property manager be deposited into the cash management account or lockbox account by the end of the first business day after receipt (other than a portion of the revenue from the operation of certain amusement equipment, not to exceed $10,000 at any one time).  All amounts in any lockbox account, absent an event of default or Nut Tree Center Trigger Period, will be remitted directly into an operating account designated and accessible by the borrower and pledged to the lender.  During an event of default under the Nut Tree Center Loan or Nut Tree Center Trigger Period, all amounts in the lockbox account will be swept to the lender-controlled cash management account on a daily basis.  During the continuance of an event of default, the lender may apply any funds in the cash management account to amounts

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NUT TREE CENTER

payable under the Nut Tree Center Loan and/or toward the payment of expenses of the Nut Tree Center Property, in such order of priority as the lender may determine.

■
Property Management.  The Nut Tree Center Property is currently managed by Dunhill Partners West and Dunhill Property Management Services, Inc., each an affiliate of the borrower, pursuant to a management agreement and a subcontracted management agreement, respectively.  Under the loan documents, the Nut Tree Center Property may not be managed by any other party, other than (i) a third-party reputable and experienced property management company with at least five years’ experience in the management (over the course of time) of at least 10 properties similar in size, scope, class, use and value as the Nut Tree Center Property, and that is not the subject of a bankruptcy or similar insolvency proceeding or (ii)  any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may replace or require the borrower to replace the property manager during the continuance of an event of default under the Nut Tree Center Loan, following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, during the continuance of a material default by the property manager under the management agreement after the expiration of any applicable cure period or if the property manager files or is the subject of a petition in bankruptcy, if a trustee or receiver is appointed for the property manager’s assets, if the property manager makes an assignment for the benefit of creditors or if the property manager is adjudicated insolvent.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Preferred Equity. WR (NTREE) LLC, the 40% owner of the borrower’s 100% direct parent, has been granted a preferred equity interest in such parent in the aggregate amount of $10,400,000 with a required redemption in December 2017 (subject to a 6-month extension option). The preferred equity investor is entitled to a specified rate of return on its equity investment, payable from excess cash flow. The preferred equity investor is also entitled to consent with respect to certain major decisions relating to the management of the related parent and upon the occurrence of certain events with respect to the related parent or the management thereof, has the right in certain events (including 6 consecutive months of non-payment of the preferred return) to replace the related parent’s operating member as the managing member of the related parent and may be permitted to purchase the operating member’s entire membership interest in the parent. See “Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Loans—Additional Indebtedness” in the Free Writing Prospectus.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Nut Tree Center Property, plus eighteen months of rental loss and/or business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Nut Tree Center Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (not including the terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  The terrorism insurance is required to contain a deductible that is approved by the lender, is no larger than is customary for similar policies covering similar properties in the geographic market in which the Nut Tree Center Property is located and is no larger than $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Nut Tree Center Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

GALLERIA BUILDING

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GALLERIA BUILDING

LAND USE
Office
Retail
Hotel
Civic & Institutional
Cultural & Entertainment
Religious
Educational
Residential
Parking
TRANSIT SYSTEM
Portland Streetcar
Red Line MAX (Airport)
Yellow Line MAX (Expo Center)
Blue Line MAX (Hillsboro/Gresham)
Green Line MAX
Galleria Building
600 Southwest 10th Avenue
Portland, OR 97205
PORTLAND
WILLAMETTE RIVER
Waterfront City Park
Nordstrom
Pioneer Square
The Pioneer Courthouse
Pioneer Place Mall
Multnomah County Library
Portland Art Museum
Portland City Hall
Wells Fargo Center

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GALLERIA BUILDING

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Portland, Oregon	Cut-off Date Principal Balance		$34,959,056
Property Type	Mixed Use	Cut-off Date Principal Balance per SF		$191.89
Size (SF)	182,181	Percentage of Initial Pool Balance		4.1%
Total Occupancy as of 12/12/2012	98.9%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/12/2012	98.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	1910 / 2002, 2012	Mortgage Rate		4.5830%
Appraised Value	$51,790,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$4,365,807
Underwritten Expenses	$1,108,829	Escrows
Underwritten Net Operating Income (NOI)	$3,256,978		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,065,922	Taxes	$72,812	$24,271
Cut-off Date LTV Ratio	67.5%	Insurance	$28,723	$4,103
Maturity Date LTV Ratio(1)	54.1%	Replacement Reserves	$0	$3,259
DSCR Based on Underwritten NOI / NCF(2)	1.52x / 1.43x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	9.3% / 8.8%	Other(3)	$3,200,000	$16,667

	Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$35,000,000	99.9%	Loan Payoff	$27,730,435	79.2%
Principal’s New Cash Contribution	$20,080	0.1	Reserves	$3,301,535	9.4
			Other Uses	$3,143,381	9.0
			Closing Costs	$844,729	2.4
Total Sources	$35,020,080	100.0%	Total Uses	$35,020,080	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $52,460,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 54.8%. See “—Appraisal” below.

(2)	The DSCR Based on Underwritten NOI / NCF and Debt Yield Based on Underwritten NOI / NCF without Target’s rent are 0.89x / 0.81x and 5.5% / 5.0%, respectively.
(3)	Other reserves include a CEC stabilization reserve ($2,000,000), a Target reserve ($1,200,000) and a monthly CEC space TI/LC reserve ($16,667). See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Galleria Building Loan”) is evidenced by a note in the original principal amount of $35,000,000 and is secured by a first mortgage encumbering an office and retail building located in Portland, Oregon (the “Galleria Building Property”).  The Galleria Building Loan was originated by Goldman Sachs Mortgage Company.  The Galleria Building Loan was originated on December 21, 2012 and represents approximately 4.1% of the Initial Pool Balance.  The note evidencing the Galleria Building Loan has an outstanding principal balance as of the Cut-off Date of $34,959,056 and has an interest rate of 4.5830% per annum.  The proceeds of the Galleria Building Loan were used to refinance existing debt on the Galleria Building Property.

The Galleria Building Loan has a term of 120 months and has a remaining term of 119 months.  The Galleria Building Loan requires payments of interest and principal based on a 30-year amortization schedule.  The scheduled maturity date is the due date in January 2023.  Voluntary prepayment of the Galleria Building Loan is prohibited prior to October 6, 2022.  Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the Closing Date.

■
The Mortgaged Property. The Galleria Building is a five-story, 182,181 square foot, mixed-use (office and retail) property located in downtown Portland, Oregon. The property is currently 98.9% leased to Target Corporation, Brooks Brothers and Le Cordon Bleu Company (“LCB”) (f/k/a Western Culinary Institute). Target is currently in build out and is expected to take occupancy and open in July 2013. Target will occupy a portion of the ground floor and the entire second and third floor for their new CityTarget concept. The sponsor for the Galleria Building Loan recently invested approximately $12.5 million to upgrade the property to accommodate the new Target store and Target is expected to open in July of 2013. Brooks Brothers operates a retail store on the ground floor.

Career Education Corporation (“CEC”) is the parent of LCB and the guarantor under their lease. LCB currently occupies the fourth floor, the fifth floor and a small retail space on the ground floor all under one lease that expires in September 2018.  LCB operates the Le Cordon Bleu College for Culinary Arts on the fifth floor and the Sanford-Brown College (“Sanford-Brown”) on the fourth floor. LCB also operates a teaching restaurant, Technique, on the

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GALLERIA BUILDING

ground floor. LCB initially leased their space in 2003 and operated the Le Cordon Bleu culinary school on both the fourth and fifth floors until 2010 when a new school, Sanford-Brown, opened on the fourth floor and the culinary school was consolidated to the fifth floor. As of the Cut-off Date, CEC (as the parent of LCB) has indicated it intends to close the Sanford-Brown school in the first quarter of 2014. LCB has a continuing lease obligation through September 2018.

CEC is subject to various pending lawsuits, including a securities fraud class action suit alleging that CEC misrepresented placement rates and accreditation policies.  Further, if (a) CEC fails to maintain accreditation, (b) loan default rates are higher than the Department of Education standards or (c) more than 90% of their revenues are derived from Title IV Program (student financial aid) sources in a fiscal year, then CEC schools could lose the ability to participate in Title IV Programs.  If there is an adverse outcome in CEC’s pending lawsuits or CEC is unable to participate in the Title IV Programs, we cannot assure you that the remaining two schools will remain open.  In these cases, we cannot assure you that the tenant would be replaced or the space would be re-let in a timely manner or at all.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Galleria Building Property:

Five Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Target Corporation(2)	A- / A2 / A+	88,682	48.7%	$1,070,392	28.9%	$12.07	1/31/2029	NA	NA	9, 5-year options
CEC-Sanford-Brown(3)	NR / NR / NR	37,578	20.6	947,341	25.6	25.21	9/30/2018	NA	NA	2, 5-year options
CEC-Le Cordon Bleu	NR / NR / NR	36,518	20.0	920,619	24.9	25.21	9/30/2018	NA	NA	2, 5-year options
Brooks Brothers	NR / NR / NR	11,745	6.4	607,152	16.4	51.69	11/30/2017	$179	30.8%	2, 5-year options
CEC-Le Cordon Bleu Restaurant	NR / NR / NR	5,642	3.1	157,370	4.2	27.89	9/30/2018	NA	NA	2, 5-year options
Five Largest Owned Tenants		180,165	98.9%	$3,702,874	100.0%	$20.55
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant Spaces (Owned Space)		2,016	1.1	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		182,181	100.0%	$3,702,874	100.0%	$20.55

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Target is currently in build out and is expected to take occupancy and open in July 2013.
(3)
As of the Cut-off Date, CEC (as the parent of LCB) has indicated it intends to close the Sanford-Brown school in the first quarter of 2014. LCB has a continuing lease obligation through September 2018. We cannot assure you the space will be re-let in a timely manner or at all.

The following table presents certain information relating to the lease rollover schedule at the Galleria Building Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	11,745	6.4	6.4%	607,152	16.4	51.69	1
2018	79,738	43.8	50.2%	2,025,330	54.7	25.40	1
2019	0	0.0	50.2%	0	0.0	0.00	0
2020	0	0.0	50.2%	0	0.0	0.00	0
2021	0	0.0	50.2%	0	0.0	0.00	0
2022	0	0.0	50.2%	0	0.0	0.00	0
2023	0	0.0	50.2%	0	0.0	0.00	0
2024 & Thereafter	88,682	48.7	98.9%	1,070,392	28.9	12.07	1
Vacant	2,016	1.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	182,181	100.0%		$3,702,874	100.0%	$20.55	3

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GALLERIA BUILDING

     The following table presents certain information relating to historical leasing at the Galleria Building Property:

Historical Leased %(1)(2)
	2010	2011	TTM 10/31/2012
Owned Space	66.0%	67.0%	57.0%

(1)	As provided by the borrower and represents occupancy for FYE June 30, for the indicated year.
(2)	The Galleria Building Property is 98.9% leased as of December 12, 2012.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Galleria Building Property:

Cash Flow Analysis(1)

	FYE 6/30/2010	FYE 6/30/2011	TTM 10/31/2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,030,134	$3,023,185	$2,631,434	$3,702,874	$20.33
Contractual Rent Steps	0	0	0	33,141	0.18
Total Reimbursement Revenue	282,223	265,304	233,212	514,675	2.83
Market Revenue from Vacant Units	0	0	0	80,922	0.44
Parking Revenue	226,922	196,693	71,965	247,245	1.36
Gross Revenue	$3,539,279	$3,485,182	$2,936,610	$4,578,857	$25.13
Vacancy Loss	0	0	0	(213,050)	(1.17)
Effective Gross Income	$3,539,279	$3,485,182	$2,936,610	$4,365,807	$23.96

Total Operating Expenses	$1,591,412	$1,480,702	$1,317,232	$1,108,829	$6.09

Net Operating Income	$1,947,867	$2,004,480	$1,619,378	$3,256,978	$17.88
TI/LC	0	0	0	151,953	0.83
Capital Expenditures	0	0	0	39,102	0.21
Net Cash Flow	$1,947,867	$2,004,480	$1,619,378	$3,065,922	$16.83

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 12/12/2012 rent roll with rent steps through 8/31/2013.

■
Appraisal.  According to the appraisal, the Galleria Building Property had an “as-is” appraised value of $51,790,000 as of an effective date of October 9, 2012.  The appraiser also indicated an “as stabilized” appraised value of $52,460,000 as of April 1, 2013, which assumes the Target tenant taking occupancy, paying rent and reimbursing certain renovation expenses of the borrower.

■	Environmental Matters. According to a Phase I report, dated October 18, 2012, there are no recommendations for further action other than an Operations and Maintenance (O&M) Plan for asbestos.

■
Market Overview and Competition.  The Galleria Building Property is a 182,181 SF mixed-use building located in Portland, Oregon. The Galleria Building Property is located in the Portland – Vancouver – Hillsboro metropolitan statistical area in the northwestern section of Oregon. The Galleria Building Property consists of one 40,000 SF parcel that occupies the full city block bound by Alder Street, 9th Avenue, Morrison Street and 10th Avenue. The property is located a few blocks from a high traffic intersection in the downtown core and is adjacent to two street car stops. As of 2010 the population in a five mile radius is 382,786 with an average household income of $71,613.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GALLERIA BUILDING

The following table presents certain information relating to the primary competition for the Galleria Building Property:

Competitive Set(1)
	Galleria Building	1881 SW Naito Parkway	Spalding Building	General Automotive Building	Lincoln Building	Former Port of Portland	Jackson Tower
Distance from Subject	-	1.1 miles	0.4 miles	0.9 miles	0.5 miles	1.2 miles	0.2 miles
Property Type	Mixed Use	Office	Office	Office	Office	Office	Office
Year Built	1910	1922	1910	1924	1948	1999	1912
Total GLA	182,181	38,316	92,500	44,838	256,454	106,658	47,030
Total Occupancy	98.9%	100%	92%	70%	90%	100%	97%

(1)	Source: Appraisal.

■
The Borrower.  The borrower is Galleria Building DE LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Galleria Building Loan.  The borrower of the Galleria Building Loan is indirectly owned by Bill Naito Company, who is the non-recourse carveout guarantor under the Galleria Building Loan.

■
Escrows.  At origination, the borrower deposited $2,000,000 into a reserve account which will be released to the borrower in whole or in part subject to certain conditions relating to entering new leases or extensions of the current lease of the Western Culinary Institute space.  In addition, at origination, the borrower deposited $1,200,000 into a reserve account for the purpose of paying a portion of the debt service prior to Target taking occupancy and commencing rent payments.  On each due date the lender will transfer $125,000 in the Target reserve to the cash management account (as long as the reserve account will have a balance of at least $500,000 after the transfer), subject to certain exceptions, and will release the remaining amounts in this reserve to the borrower when Target is in occupancy, open for business and paying rent.

Additionally, the borrower funded a tax and insurance reserve in the amount of $72,812 in respect of certain tax expenses and $28,723 in respect of certain insurance premiums at origination.  On each due date, the borrower is required to fund the tax and insurance reserve in an amount equal to one-twelfth of the amount the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve month period.

In addition, on each due date, the borrower is required to fund (a) a tenant improvements and leasing commission reserve relating to the Western Culinary Institute space in an amount equal to $16,667, and (b) a capital expenditure reserve account in an amount equal to the lesser of (i) $3,259 and (ii) the amount that would cause the total amount contained in the reserve to equal $117,307.  Immediately upon the occurrence of a Western Culinary Institute Trigger Event, the borrower will be required to deposit an additional $2,100,000 into a separate reserve account relating to the Western Culinary Institute space.  Further, the borrower is required to deposit any termination fee it receives in connection with the termination of a lease into a lease termination payment reserve to be used for tenant improvements and leasing commissions.

Furthermore, during the continuance of a Galleria Building Trigger Period or Western Culinary Institute Trigger Period (or during an event of default under the Galleria Building Loan at the lender’s sole discretion), the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service, budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance, capital expenditures, tenant improvements and leasing commissions, be reserved and (a) in the case of a Galleria Building Trigger Period or event of default, held as additional collateral for the Galleria Building Loan and (b) in the case of a Western Culinary Institute Trigger Period, held in the Western Culinary Institute reserve account.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GALLERIA BUILDING

A “Galleria Building Trigger Period” means (a) any period commencing as of the end of any fiscal quarter in which the net operating income (as calculated under the loan agreement) for the twelve-month period immediately preceding such fiscal quarter is less than $2,849,583.35 and terminating as of the end of any two consecutive fiscal quarters in which the net operating income for the twelve-month period immediately preceding each such fiscal quarter is equal to or greater than $2,849,583.35 and (b) any period commencing when the borrower fails to deliver certain financial reports to the lender as required under the loan agreement and terminating when such reports are so delivered.

A “Western Culinary Institute Trigger Period” means any period commencing upon the date that is 10 business days after the commencement of a Western Culinary Institute Trigger Event to the extent the borrower fails to deposit $2,100,000 (or letter of credit) into the related reserve, and terminating as of the earliest to occur of (i) the borrower being entitled to a disbursement of the balance of the funds in the reserve following the satisfaction of certain conditions relating to the tenant affirming its lease, or a new tenant being in occupancy, open for business and paying rent in the space, (ii) the balance contained in the reserve is equal to $2,100,000 or (iii) written evidence Western Culinary Institute has entered a renewal or extension of its lease for the entirety of either the fourth floor or the fifth floor of the Galleria Building Property and the borrower otherwise satisfying the conditions referenced in clause (i) as they relate solely to the portion of the Western Culinary Institute space which is subject to the renewal and the cumulative balance in the three reserves relating to Western Culinary Institute is equal to $2,500,000.

A “Western Culinary Institute Trigger Event” means (a) the earlier to occur of (i) October 1, 2016 or any subsequent date (not less than 1 year prior to the expiration date of any lease for a portion of the Western Culinary Institute space) by which the tenant is required to deliver notice of renewal pursuant to the lease or any replacement qualifying lease for all or a portion of the space, to the extent the tenant or any replacement tenant has failed to deliver a notice of renewal of its lease as of such date for the entirety of the space, or (ii) the date the tenant or any replacement tenant gives notice of non-renewal or an intent to terminate its lease or vacate all or a portion of the space (excluding the portion of space occupied by CEC-Sanford-Brown who is expected to vacate in the first quarter of 2014); (b) Western Culinary Institute or its parent company is subject to certain bankruptcy matters or (c) Western Culinary Institute goes dark or vacates any material portion of the space on the fifth floor of the Galleria Building Property.

■
Lockbox and Cash Management.  The Galleria Building Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender controlled lockbox account.  The loan documents also require that all cash revenues relating to the Galleria Building Property and all other money received by the borrower or the property manager be deposited into the cash management account or lockbox account by the end of the first business day after receipt.  All amounts in the lockbox account will be swept to the lender-controlled cash management account on a daily basis.  During the continuance of an event of default, the lender may apply any funds in the cash management account to amounts payable under the Galleria Building Loan and/or toward the payment of expenses of the Galleria Building Property, in such order of priority as the lender may determine.

■
Property Management.  The Galleria Building Property is currently managed by Bill Naito Company, an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the Galleria Building Property may not be managed by any other party, other than a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may replace or require the borrower to replace the property manager during the continuance of an event of default under the Galleria Building Loan, following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, during the continuance of a material default by the property manager under the management agreement after the expiration of any applicable cure period, if the property manager files or is the subject of a petition in bankruptcy, if a trustee or receiver is appointed for the property manager’s assets, if the property manager makes an assignment for the benefit of creditors or if the property manager is adjudicated insolvent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GALLERIA BUILDING

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Galleria Building Property, plus eighteen months of rental loss and/or business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Galleria Building Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (not including the terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  The terrorism insurance is required to contain a deductible that is approved by the lender, is no larger than is customary for similar policies covering similar properties in the geographic market in which the Galleria Building Property is located and is no larger than $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Galleria Building Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

234 BERKELEY

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

234 BERKELEY

CARTIFACT
Charles River
Charles River Reservation
BEACON HILL
PINCKNEY ST
MOUNT VERNON ST
CHESTNUT ST
BEACON ST
Boston Public Gardens
Boston Common
CHARLES ST S
ARLINGTON ST
BERKELEY ST
CLARENDON ST
DARTMOUTH ST
EXETER ST
FAIRFIELD ST
GLOUCESTER ST
HEREFORD ST
STORROW DR
234 Berkeley
234 Berkeley Street
Boston, MA 02116
BOSTON
BACK BAY
Commonwealth Mall
MARLBOROUGH ST
COMMONWEALTH AVE
NEWBURY ST
BOYLSTON ST
Copley Square
Boston Library
BAY VILLAGE
John Hancock Building
Prudential Center
Hynes Convention Center
Copley Place
SOUTH END DISTRICT
APPLETON ST
WARREN AVE
E. BERKELEY ST
Christian Science Plaza
SAINT BOTOLPH ST
TREMONT ST
W. NEWTON ST
SHAWMUT AVE
BURBANK ST
WESTLAND AVE
SYMPHONY RD
Northeastern University
Matthews Arena
28
2
9
90
LAND USE
Office
Retail
Hotel
Civic & Institutional
Cultural & Entertainment
Religious
Educational
Residential
Parking
TRANSIT SYSTEM
Green Line
Orange Line

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

234 BERKELEY

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Boston, Massachusetts	Cut-off Date Principal Balance		$28,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$654.79
Size (SF)	42,762	Percentage of Initial Pool Balance		3.3%
Total Occupancy as of 12/20/2012(1)	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/20/2012(1)	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1863 / 2012	Mortgage Rate		3.8370%
Appraised Value	$65,600,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
Underwritten Revenues	$4,133,021
Underwritten Expenses	$684,076	Escrows
Underwritten Net Operating Income (NOI)	$3,448,944		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,401,479	Taxes	$133,721	$44,574
Cut-off Date LTV Ratio	42.7%	Insurance	$0	$0
Maturity Date LTV Ratio	42.7%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	3.17x / 3.12x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	12.3% / 12.1%	Other(2)	$1,635,417	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$28,000,000	100.0%	Loan Payoff	$12,035,920	43.0%
			Principal Equity Distribution (3)	13,746,697	49.1
			Reserves	1,769,138	6.3
			Closing Costs	448,244	1.6

Total Sources	$28,000,000	100.0%	Total Uses	$28,000,000	100.0%

(1)
As of December 20, 2012, the 234 Berkeley Property was 100.0% leased by Restoration Hardware, Inc. which is currently undergoing renovations to complete the build out of its space and is expected to begin paying rent in February 2013 and is expected to open for business in March 2013.

(2)
Other reserves consist of a Restoration Hardware TI/LC reserve ($1,500,000) and a Restoration Hardware free rent reserve ($135,417). The free rent period for Restoration Hardware ends in January 2013 and they are required to pay full unabated rent in February 2013. See “—Escrows” below.

(3)	In May 2011, members of the current ownership group paid approximately $8,500,000 to buyout the equity interests in certain members of the previous ownership group.

■
The Mortgage Loan.  The mortgage loan (the “234 Berkeley Loan”) is evidenced by a note in the original principal amount of $28,000,000 and is secured by a first mortgage encumbering a retail building located in Boston, Massachusetts (the “234 Berkeley Property”).  The 234 Berkeley Loan was originated by Goldman Sachs Mortgage Company.  The 234 Berkeley Loan was originated on December 20, 2012 and represents approximately 3.3% of the Initial Pool Balance.  The note evidencing the 234 Berkeley Loan has an outstanding principal balance as of the Cut-off Date of $28,000,000 and has an interest rate of 3.8370% per annum.  The proceeds of the 234 Berkeley Loan were used to refinance existing debt on the 234 Berkeley Property and for distributions to the members of the borrower under the 234 Berkeley Loan.

The 234 Berkeley Loan has a term of 120 months and has a remaining term of 119 months.  The 234 Berkeley Loan requires payments of interest only during its term.  The scheduled maturity date is the due date in January 2023.  Voluntary prepayment of the 234 Berkeley Loan is prohibited prior to July 6, 2022.  Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the Closing Date.

■
The Mortgaged Property.  The 234 Berkeley Property is an approximately 42,762 SF single-tenant retail center located in the Back Bay neighborhood of Boston, Massachusetts that is 100.0% leased to Restoration Hardware, Inc. (“Restoration Hardware”). The 234 Berkeley Property was constructed in 1863 and was formerly the site of the Boston Museum of Natural History as well as the long-time site for retailers Bonwit Teller and LouisBoston.

As of December 20, 2012 the 234 Berkeley Property was 100.0% leased by Restoration Hardware under a 15-year lease. Restoration Hardware is currently undergoing renovations to complete the build out of its space and is obligated to begin paying rent in February 2013 and is expected to open for business in March 2013. The Restoration Hardware lease commenced on September 14, 2012 and has a provision for three (3) five-year extension options (minimum rent will increase by 3% in the first and second options and 4% in the third option) with 365 days prior written notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

234 BERKELEY

The following table presents certain information relating to the major tenant at the 234 Berkeley Property:

Largest Owned Tenant Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(3)	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost	Renewal / Extension Options(4)
Restoration Hardware, Inc.	NR / NR / NR	42,762	100.0%	$3,750,000	100.0%	$87.69	1/31/2028	NA	NA	3, 5-year options

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Restoration Hardware is obligated to begin paying rent in February 2013 and is expected to be open for business in March 2013. Sales information for the property is not available.
(3)	The Restoration Hardware lease has annual minimum rent increases of 2.0%, each October 1, in years 2-5 of the lease term and 2.5%, each October 1, in years 6-15 of the lease term.
(4)	Minimum rent will increase 3.0% annually in the first and second option periods and 4.0% annually in the third option period with 365 days prior written notice.

The following table presents certain information relating to the lease rollover schedule at the 234 Berkeley Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024 & Thereafter	42,762	100.0	100.0%	3,750,000	100.0	87.69	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	42,762	100.0%		$3,750,000	100.0%	$87.69	1

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the 234 Berkeley Property:

Historical Leased %(1)

	2010	2011	As of 12/20/2012
Owned Space	NAP	NAP	100.0%

(1)	The Restoration Hardware, Inc. lease commenced on September 14, 2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

234 BERKELEY

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the 234 Berkeley Property:

Cash Flow Analysis(1)

	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,750,000	$87.69
Overage Rent	0	0.00
Other Rental Revenue	0	0.00
Gross Up Vacancy	0	0.00
Total Rent	$3,750,000	$87.69
Total Reimbursables	555,230	12.98
Other Income	0	0.00
Vacancy & Credit Loss	(172,209)	(4.03)
Effective Gross Income	$4,133,021	$96.65

Total Operating Expenses	$684,076	$16.00

Net Operating Income	$3,448,944	$80.65
TI/LC	41,052	0.96
Capital Expenditures	6,414	0.15
Net Cash Flow	$3,401,479	$79.54

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 12/20/2012 rent roll with rent steps through 8/31/2013.

■	Appraisal. According to the appraisal, the 234 Berkeley Property had an “as-is” appraised value of $65,600,000 as of an effective date of November 26, 2012.

■
Environmental Matters.  According to a Phase I report, dated December 18, 2012, there are no recommendations for further action other than the removal of the potentially lead-based loose paint and an Operations and Maintenance (O&M) Plan for asbestos.

■
Market Overview and Competition.  The 234 Berkeley Property is a single tenant retail property located in the Back Bay neighborhood of Boston, Massachusetts.  The 234 Berkeley Property is located in the Boston metropolitan statistical area and is situated between Newbury Street and Boylston Street, which provide good visibility and vehicular and mass transit access. The Back Bay neighborhood contains major office properties consisting of the John Hancock Tower (62 stories), the Prudential Center (three office towers containing approximately 5,500,000 SF, including hotel and retail space), and Copley Place (four office buildings, containing approximately 3,500,000 SF including two hotels and an approximate 413,000 SF retail shopping center). As of 2012, the population within a five mile radius of the 234 Berkeley Property was 905,449 with an average household income of $76,300.

The following table presents certain information relating to the primary competition for the 234 Berkeley Property:

Competitive Set(1)

	343 Newbury Street	500 Boylston Street	4-8 Newbury Street	360 Newbury Street
Distance from Subject	0.8 miles	0.2 miles	0.3 miles	0.8 miles
Property Type	Retail	Retail	Retail	Retail
Year Built	1899/2009	1987	1899/2012	1918/2006
Total GLA	24,000	760,000	10,000	45,762
Total Occupancy	100%	100%	100%	0%
Anchors	Forever 21	Talbots, City Sports	Chanel

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

234 BERKELEY

■
The Borrower.  The borrower is 234 Berkeley Street LLC, a single-purpose, single-asset entity.  The borrower is affiliated with WV Holdings LLC, the non-recourse carveout guarantor under the 234 Berkeley Loan.

■
Escrows.  At origination, the borrower deposited $1,500,000 to cover tenant improvements and $135,417 to cover a free rent period for Restoration Hardware.  The Restoration Hardware lease commenced on September 14, 2012 at which time the one-time minimum rent credit began (four months total). The one-time minimum rent credit ends in January 2013 and Restoration Hardware is required to begin paying full unabated rent in February 2013. Also at origination, the borrower funded a tax reserve in the amount of $133,721 in respect of certain tax expenses.  On each due date, the borrower is required to fund a tax and insurance reserve in an amount equal to (a) one-twelfth of the amount the lender reasonably estimates will be necessary to pay taxes over the then succeeding twelve month period, and (b) if an event of default under the 234 Berkeley Loan is continuing, the required insurance is no longer being provided under a blanket policy or if the borrower fails to deliver to the lender evidence that the premiums are paid timely and coverage limits are consistent with those required under the 234 Berkeley Loan, an amount equal to one-twelfth of the amount the lender reasonably estimates will be necessary to pay insurance premiums for the next 12 months.

A “234 Berkeley Trigger Period” means (a) any period commencing as of the end of any fiscal quarter in which the net operating income (as calculated under the loan agreement) for the twelve-month period immediately preceding such fiscal quarter is less than $3,075,052.65 and terminating as of the end of any two consecutive fiscal quarters in which the net operating income for the twelve-month period immediately preceding each such fiscal quarter is equal to or greater than $3,075,052.65 (provided that, if Restoration Hardware is the sole tenant, then such determination will not be made until the end of the fourth full calendar quarter during which the tenant has been open and paying full rent) and (b) any period commencing when the borrower fails to deliver certain financial reports to the lender as required under the loan agreement and terminating when such reports are so delivered.

■
Lockbox and Cash Management.  The 234 Berkeley Loan requires a springing lockbox.  During the continuance of an event of default under the 234 Berkeley Loan or a 234 Berkeley Trigger Period, the loan documents require the borrower to direct the tenants to pay their rents directly to a lender controlled lockbox account.  The loan documents also require that, during the continuance of an event of default under the 234 Berkeley Loan or a 234 Berkeley Trigger Period, all cash revenues relating to the 234 Berkeley Property and all other money received by the borrower or the property manager be deposited into the cash management account or lockbox account by the end of the first business day after receipt.  During the continuance of an event of default under the 234 Berkeley Loan or a 234 Berkeley Trigger Period, all amounts in the lockbox account will be swept to the lender-controlled cash management account on a daily basis.  During the continuance of an event of default, the lender may apply any funds in the cash management account to amounts payable under the 234 Berkeley Loan and/or toward the payment of expenses of the 234 Berkeley Property, in such order of priority as the lender may determine. In addition, during the continuance of a 234 Berkeley Trigger Period (or during an event of default under the 234 Berkeley Loan at the lender’s sole discretion), the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service, budgeted operating expenses and the funding of required monthly escrows for real estate taxes and insurance, be reserved and held as additional collateral for the 234 Berkeley Loan.

■
Property Management.  The 234 Berkeley Property is currently managed by S.R. Weiner & Associates, Inc., an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the 234 Berkeley Property may not be managed by any other party, other than a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may replace or require the borrower to replace the property manager during the continuance of an event of default under the 234 Berkeley Loan, following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, during the continuance of a material default by the property manager under the management agreement after the expiration of any applicable cure period, if the property manager files or is the subject of a petition in bankruptcy, if a trustee or receiver is appointed for the property manager’s assets, if the property manager makes an assignment for the benefit of creditors or if the property manager is adjudicated insolvent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

234 BERKELEY

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the 234 Berkeley Property, plus eighteen months of rental loss and/or business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the 234 Berkeley Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (not including the terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  The terrorism insurance is required to contain a deductible that is approved by the lender, is no larger than is customary for similar policies covering similar properties in the geographic market in which the 234 Berkeley Property is located and is no larger than $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the 234 Berkeley Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PREWITT’S POINT RETAIL CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PREWITT’S POINT RETAIL CENTER

CARTIFACT
Eldon
52
54
Eldon Country Club
52
54
Tuscumbia
Bagnell
Lakeview
Lakeland
Lakeside
Lake of the Ozarks
Village Of
Four Seasons
Lake Ozark
Sunrise
Beach
Prewitt's Point Retail Center
3924 Jr Prewitt Parkway
Osage Beach, MO 65065
OSAGE BEACH
Osage Beach Premium Outlets
54
54
42
Brumley
LEE C FINE MEMORIAL AIRPORT
54
5
Linn Creek
Camdenton
7

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PREWITT’S POINT RETAIL CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		AMF I
Location (City/State)	Osage Beach, Missouri	Cut-off Date Principal Balance		$27,715,729
Property Type	Retail	Cut-off Date Principal Balance per SF		$135.45
Size (SF)	204,617	Percentage of Initial Pool Balance		3.2%
Total Occupancy as of 12/20/2012	98.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/20/2012	98.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	1997, 2002-2012 / NAP	Mortgage Rate		4.3400%
Appraised Value	$37,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$3,394,511
Underwritten Expenses	$959,063	Escrows
Underwritten Net Operating Income (NOI)	$2,435,447		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,279,853	Taxes	$47,664	$23,832
Cut-off Date LTV Ratio	74.9%	Insurance	$26,862	$6,715
Maturity Date LTV Ratio	60.3%	Replacement Reserves	$0	$3,410
DSCR Based on Underwritten NOI / NCF	1.47x / 1.38x	TI/LC(1)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.8% / 8.2%	Other(2)	$468,750	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$27,750,000	100.0%	Loan Payoff	$25,099,920	90.5%
			Principal Equity Distribution	1,331,695	4.8
			Closing Costs	775,109	2.8
			Reserves	543,276	2.0
Total Sources	$27,750,000	100.0%	Total Uses	$27,750,000	100.0%

(1)	TI/LC reserves commence on the due date in January 2014 with monthly deposits of $9,549 and are capped at $450,000. See “—Escrows” below.
(2)	Marshalls Rent Reserve ($450,000) and Jo-Ann Fabrics Rent Reserve ($18,750). See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Prewitt’s Point Loan”) is evidenced by a note in the original principal amount of $27,750,000 and is secured by a first mortgage encumbering an anchored retail  center located in Osage Beach, Missouri known as Prewitt’s Point Retail Center (the “Prewitt’s Point Property”).  The Prewitt’s Point Loan was originated by Archetype Mortgage Capital LLC and was subsequently purchased by Archetype Mortgage Funding I LLC.  The Prewitt’s Point Loan was originated on December 27, 2012 and represents approximately 3.2% of the Initial Pool Balance.  The note evidencing Prewitt’s Point Loan has an outstanding principal balance as of the Cut-off Date of $27,715,729 and has an interest rate of 4.3400% per annum.  The proceeds of the Prewitt’s Point Loan were primarily used to refinance existing debt, fund reserves and return capital to the borrower.

The Prewitt’s Point Loan had an initial term of 120 months and has a remaining term of 119 months.  The Prewitt’s Point Loan requires payments of principal and interest based on a 30-year amortization schedule.  The scheduled maturity date is the due date in January 2023.  Voluntary prepayment of the Prewitt’s Point Loan is prohibited prior to October 1, 2022. Defeasance with direct non-callable obligations of the United States is permitted at any time on or after the first due date following the second anniversary of the Closing Date.

■
The Mortgaged Property.  The Prewitt’s Point Property is an approximately 204,617 SF anchored retail power center located in Osage Beach, Missouri that was constructed in 1997 and 2002-2012.  The Prewitt’s Point Property is located at the northeast corner of Osage Beach Parkway and Highway 42 and has good access and visibility from both thoroughfares. The collateral for the Prewitt’s Point Loan totals approximately 204,617 SF and includes tenants such as Marshalls, Ross Dress for Less, Jo-Ann Fabrics and Walgreens.  The remainder of the property is predominately occupied by other retailers including Petco, Pier 1 Imports and Outback Steakhouse.  As of December 20, 2012, the Total and Owned Occupancy was 98.1%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PREWITT’S POINT RETAIL CENTER

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Prewitt’s Point Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF (2)	Occupancy Cost	Renewal / Extension Options
Anchors
Marshalls	NR / A3 / A	49,840	24.4%	Yes	$652,677	$13.10	6/1/2014	$235	5.6%	4, 5-year options
Total Anchors		49,840	24.4%

Jr. Anchors
Ross Dress for Less	NR / NR / BBB+	22,000	10.8%	Yes	$293,626	$13.35	3/2/2022	NA	NA	4, 5-year options
Petco	NR / B3 / B	15,257	7.5	Yes	$272,286	$17.85	8/13/2016	NA	NA	6, 5-year options
Jo-Ann Fabrics	NR / NR / NR	15,000	7.3	Yes	$211,450	$14.10	4/15/2022	NA	NA	4, 5-year options
Walgreens	NR / Baa1 / BBB	14,820	7.2	Yes	$398,212	$26.87	7/1/2030	NA	NA	10, 5-year options
Shoe Carnival	NR / NR / NR	10,000	4.9	Yes	$165,966	$16.60	5/1/2021	NA	NA	2, 5-year options
Total Jr. Anchors		77,077	37.7%

Occupied In-line		35,560	17.4%		$625,669	$17.59
Occupied Outparcel/Other		38,340	18.7%		$858,515	$22.39
Vacant Spaces		3,800	1.9%		$0	$0.00
Total Owned SF		204,617	100.0%
Total SF		204,617	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are as of 1/31/2012.
(3)	Sprint (1,600 SF) does not begin paying rent until January 2014 and has been treated as vacant.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Prewitt’s Point Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost	Renewal / Extension Options
Marshalls	NR / A3 / A	49,840	24.4%	$448,500	16.9%	$9.00	6/1/2014	$235	3.80%	4, 5-year options
Walgreens	NR / Baa1 / BBB	14,820	7.2	337,500	12.7	22.77	7/1/2030	NA	NA	10, 5-year options
Petco	NR / B3 / B	15,257	7.5	209,784	7.9	13.75	8/13/2016	NA	NA	6, 5-year options
Ross Dress for Less	NR / NR / BBB+	22,000	10.8	203,500	7.7	9.25	3/2/2022	NA	NA	4, 5-year options
Steak & Shake	NR / NR / NR	4,180	2.0	161,760	6.1	38.70	3/15/2027	NA	NA	4, 5-year options
West Marine	NR / NR / NR	7,500	3.7	161,250	6.1	21.50	5/1/2017	NA	NA	NA
Jo-Ann Fabrics	NR / NR / NR	15,000	7.3	150,000	5.6	10.00	4/15/2022	NA	NA	4, 5-year options
Ace Automotive	NR / NR / NR	5,000	2.4	144,000	5.4	28.80	9/29/2013	NA	NA	2, 5-year options
Pier 1 Imports	NR / NR / NR	9,460	4.6	132,440	5.0	14.00	2/28/2017	NA	NA	2, 5-year options
Shoe Carnival	NR / NR / NR	10,000	4.9	125,000	4.7	12.50	5/1/2021	NA	NA	2, 5-year options
Ten Largest Owned Tenants		153,057	74.8%	$2,073,734	78.1%	$13.55
Remaining Owned Tenants		47,760	23.3	581,992	21.9	12.19
Vacant Spaces (Owned Space)		3,800	1.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		204,617	100.0%	$2,655,726	100.0%	$13.22

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include non-owned tenants.
(3)	Tenant Sales are as of 1/31/2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PREWITT’S POINT RETAIL CENTER

The following table presents certain information relating to the lease rollover schedule at the Prewitt’s Point Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	5,000	2.4	2.4%	144,000	5.4	28.80	1
2014	56,700	27.7	30.2%	541,900	20.4	9.56	3
2015	22,100	10.8	41.0%	297,792	11.2	13.47	4
2016	22,257	10.9	51.8%	280,584	10.6	12.61	3
2017	28,760	14.1	65.9%	413,690	15.6	14.38	4
2018	0	0.0	65.9%	0	0.0	0.00	0
2019	0	0.0	65.9%	0	0.0	0.00	0
2020	0	0.0	65.9%	0	0.0	0.00	0
2021	10,000	4.9	70.8%	125,000	4.7	12.50	1
2022	37,000	18.1	88.9%	353,500	13.3	9.55	2
2023	0	0.0	88.9%	0	0.0	0.00	0
2024 & Thereafter	19,000	9.3	98.1%	499,260	18.8	26.28	2
Vacant	3,800	1.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	204,617	100.0%		$2,655,726	100.0%	$13.22	20

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Prewitt’s Point Property:

Historical Leased %(1)
	2010(2)	2011(2)	As of 12/20/2012
Owned Space	88.4%	99.0%	98.1%

(1)	As provided by the borrower.
(2)	Represents occupancy as of December 31, for the indicated year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Prewitt’s Point Property:

Cash Flow Analysis(1)

	2009	2010	2011	YTD 9/30/2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,327,993	$2,425,771	$2,359,067	$2,329,246	$2,655,726	$12.98
Overage Rent	0	0	0	0	0	0.00
Other Rental Revenue	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	79,200	0.39
Total Rent	$2,327,993	$2,425,771	$2,359,067	$2,329,246	$2,734,926	$13.37
Total Reimbursables	631,075	679,425	781,589	404,315	838,244	4.10
Other Income	0	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	0	(178,658)	(0.87)
Effective Gross Income	$2,959,068	$3,105,196	$3,140,656	$2,733,560	$3,394,511	$16.59

Total Operating Expenses	$745,180	$853,015	$720,787	$523,777	$959,063	$4.69

Net Operating Income	$2,213,888	$2,252,181	$2,419,870	$2,209,783	$2,435,447	$11.90
TI/LC	0	0	0	0	114,671	0.56
Capital Expenditures	0	0	0	0	40,923	0.20
Net Cash Flow	$2,213,888	$2,252,181	$2,419,870	$2,209,783	$2,279,853	$11.14

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 12/20/2012 rent roll.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PREWITT’S POINT RETAIL CENTER

■
Appraisal.  According to the appraisal, the Prewitt’s Point Property had an “as-is” appraised value of $37,000,000 as of an effective date of November 27, 2012 assuming a four percent vacancy and a one percent collection loss.

■	Environmental Matters. According to a Phase I report, dated November 21, 2012, there are no recommendations for further action at the Prewitt’s Point Property.

■
Market Overview and Competition.  The Prewitt’s Point Property is a anchored retail power center located in Osage Beach, Missouri.  The area is known as the Lake of the Ozarks, a resort and vacation area with a tourist based economy.  It is reported that the city has over 100,000 people visiting on any given summer weekend.  It is located in Missouri, approximately 150 miles east of Kansas City, 160 miles west of St. Louis and 100 miles northeast of Springfield.   The Prewitt’s Point Property is located at the northeast corner of Osage Beach Parkway and Highway 42 and has good access and visibility from both thoroughfares.  The traffic count at this intersection is approximately 31,105 cars per day.  As of 2012, the permanent population within a five-mile radius of the Prewitt’s Point Property was 8,277 with an average household income of $57,077.

The following table presents certain information relating to the primary competition for the Prewitt’s Point Property:

Competitive Set(1)

	Prewitt’s Point	Eagle’s Landing	Camden County Shopping Center	Osage Beach Premium Outlets	Wal-Mart Supercenter Osage Beach	Home Depot
Distance from Subject	-	1.6 miles	13.9 miles	2.5 miles	1.6 miles	1.0 miles
Property Type	Retail	Retail	Retail	Retail	Retail	Retail
Year Built	1997, 2002-2012	2011	1992	1990	1996	2002
Total GLA	204,617	241,000	113,626	391,381	180,000	95,000
Total Occupancy	98.1%	100%	100%	>95%	100%	100%
Anchors	Marshalls, Ross Dress for Less, Petco, Jo-Ann Fabrics, Walgreens	Kohl’s, Menards	Gerbes Supermarket, Orscheln’s	Village 4 Cinema, Nike, Ralph Lauren	Walmart	Home Depot

(1)	Source: Appraisal.

■
The Borrower.  The borrower is Crazy Horse Properties, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Prewitt’s Point Loan.  The borrower of the Prewitt’s Point Loan is majority indirectly owned by The Gary D. Prewitt Revocable Trust dated January 27, 2003, the trustee of which is Gary D. Prewitt, who is the non-recourse carveout guarantor under the Prewitt’s Point Loan.

■
Escrows. On the origination date, the borrower funded escrow reserves in the amount of $47,664 in respect of certain real estate tax expenses, $26,862 in respect of certain insurance expenses, $450,000 in respect of a rent reserve for the tenant Marshalls (the “Marshalls Rollover Funds”) and $18,750 in respect of a JoAnn Fabrics Rent Reserve.  The Marshalls Rollover Funds will be released upon Marshalls renewing its lease for at least five years at a minimum rate of $9.00 per SF.  On each due date under the Prewitt’s Point Loan  the borrower is required to fund (1) a tax and insurance escrow reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, (2) a tenant improvement and leasing commission reserve, in the monthly amount of $9,549, commencing on the earlier to occur of the due date in January 2014 and the borrower receiving notice of Marshalls intent to not renew its lease, only to the extent that the balance of such account is less than $450,000 and (3) a capital expenditure reserve, in the monthly amount of $3,410.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PREWITT’S POINT RETAIL CENTER

Further, during the continuance of a Prewitt’s Point Loan Sweep Period, the loan documents require that all amounts on deposit in the lender-controlled cash management account, after the payment of debt service and the funding of all required monthly escrows and budgeted and approved operating expenses, be reserved and held as additional collateral for the Prewitt’s Point Loan.

A “Prewitt’s Point Loan Sweep Period” means any period commencing upon the occurrence of (a) an event of default, or (b) the date on which the debt service coverage ratio (based on the then trailing twelve-month period), as calculated by lender, is less than 1.05x and ending upon the earlier to occur of (i) in the case of the occurrence of an event of default, provided no other Prewitt’s Point Loan Sweep Period then exists, the cure of all existing events of default and lender’s acceptance of such cure(s) or (ii) in the case of a Prewitt’s Point Loan Sweep Period caused by a reduction in the debt service coverage ratio, provided no other Prewitt’s Point Loan Sweep Period then exists, upon the debt service coverage ratio (based on the then trailing two-quarter period, annualized), as calculated by lender, equaling or exceeding 1.15x.

■
Lockbox and Cash Management.  The Prewitt’s Point Loan requires a springing hard lockbox.  Upon the occurrence of a Prewitt’s Point Loan Sweep Period, the loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account.  The loan documents also require that, from and after the occurrence of a Prewitt’s Point Loan Sweep Period, all rents received by the borrower or the property manager be deposited into the lockbox account within one (1) business day after receipt.  During the continuance of a Prewitt’s Point Loan Sweep Period, all funds contained in the lockbox account are required to be transferred to a lender-controlled cash management account and all funds in the cash management account are required to be applied to amounts payable under the Prewitt’s Point Loan and/or toward the payment of expenses of the Prewitt’s Point Property, in such order of priority as the lender may determine.

■
Property Management.  The Prewitt’s Point Property is currently self-managed by the borrower.  Under the loan documents, the Prewitt’s Point Property may not be managed by any other party, other than another management company approved by the lender and with respect to which a Rating Agency Confirmation has been obtained.  During the continuance of an event of default, during the continuance of a material default by the property manager under the management agreement beyond any applicable notice and cure period, or upon the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may terminate or require the borrower to terminate the management agreement and replace the property manager with a new property manager selected by the borrower, subject to the lender’s approval (provided that such approval may be conditioned upon receipt of a Rating Agency Confirmation).

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for Certified and Non-Certified acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Prewitt’s Point Property, plus twelve months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Prewitt’s Point Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the casualty and business interruption/rental loss insurance required under the loan documents, and if the cost of terrorism insurance exceeds that amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to contain a deductible that is acceptable to the lender.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Prewitt’s Point Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

HYATT PLACE – SEATTLE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HYATT PLACE – SEATTLE

Lake Union
UPTOWN
BILL & MELINDA GATES FOUNDATION
SEATTLE CENTER
Hyatt Place - Seattle
110 6th Avenue North
Seattle, WA 98109
AMAZON HEADQUARTERS
SOUTH LAKE UNION
CAPITOL HILL
HILLTOP
BELLTOWN
PIKE/PINE CORRIDOR
SEATTLE
WASHINGTON STATE CONVENTION & TRADE CENTER
PIKE MARKET DISTRICT
CENTRAL BUSINESS DISTRICT
PIKE PLACE MARKET
YESLER TERRACE
SEATTLE UNIVERSITY
Elliott Bay
INTERSTATE 5 EXPRESS
FIRST HILL
PIONEER SQUARE
INTERNATIONAL DISTRICT
CENTURYLINK FIELD
SAFECO FIELD
Seattle
Property Types
Office
Retail
Hotel
Cultural & Entertainment
Civic & Institutional
Educational
Residential
Industrial
Religious
Medical
Parking
Transit
Development
Transit System
Central Link Light Rail
South Lake Union Line
First Hill Light Rail
Monorail
Sounder Regional Train
Ferry Line
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HYATT PLACE – SEATTLE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Seattle, Washington	Cut-off Date Principal Balance		$27,459,395
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$171,621.22
Size (Rooms)	160	Percentage of Initial Pool Balance		3.2%
Total TTM Occupancy as of 10/31/2012	81.8%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 10/31/2012	81.8%	Type of Security	Fee Simple
Year Built / Latest Renovation	2010 / NAP	Mortgage Rate		5.2320%
Appraised Value	$40,600,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		300
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$7,078,985
Underwritten Expenses	$4,147,645
Underwritten Net Operating Income (NOI)	$2,931,339	Escrows
Underwritten Net Cash Flow (NCF)	$2,648,180		Upfront	Monthly
Cut-off Date LTV Ratio	67.6%	Taxes	$52,671	$26,336
Maturity Date LTV Ratio(1)	47.9%	Insurance	$13,383	$0
DSCR Based on Underwritten NOI / NCF	1.48x / 1.34x	FF&E	$0	$23,597
Debt Yield Based on Underwritten NOI / NCF	10.7% / 9.6%	Other(2)	$19,200	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$27,500,000	96.4%	Loan Payoff	$27,950,070	98.0%
Principal’s New Cash Contribution	1,013,640	3.6	Closing Costs	478,316	1.7
			Reserves	85,254	0.3

Total Sources	$28,513,640	100.0%	Total Uses	$28,513,640	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $43,300,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 51.1%. See “—Appraisal” below.

(2)
Other upfront reserve represents a water sewer capacity charge ($19,200). Other monthly reserves are required to be collected for seasonality ($55,000 from June to August for each calendar year) and for water sewer charges (one-quarter of the required amount from June to September for each calendar year). See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Hyatt Place – Seattle Loan”) is evidenced by a note in the original principal amount of $27,500,000 and is secured by a first mortgage encumbering a hotel and parking garage located in Seattle, Washington, which are 2 units in a 3-unit condominium (the “Hyatt Place – Seattle Property”).  The Hyatt Place – Seattle Loan was originated by Goldman Sachs Mortgage Company.  The Hyatt Place – Seattle Loan was originated on December 18, 2012 and represents approximately 3.2% of the Initial Pool Balance.  The note evidencing the Hyatt Place – Seattle Loan has an outstanding principal balance as of the Cut-off Date of $27,459,395 and has an interest rate of 5.2320% per annum.  The proceeds of the Hyatt Place – Seattle Loan were used to refinance existing debt on the Hyatt Place – Seattle Property.

The Hyatt Place – Seattle Loan had an initial term of 120 months and has a remaining term of 119 months.  The Hyatt Place – Seattle Loan requires payments of interest and principal during the term of the Hyatt Place – Seattle Loan based on a 25-year amortization schedule.  The scheduled maturity date is the due date in January 2023.  Voluntary prepayment of the Hyatt Place – Seattle Loan is prohibited prior to October 6, 2022.  Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the Closing Date.

■
The Mortgaged Property.  The Hyatt Place – Seattle Property is a 160-room, limited service hotel located in Seattle, Washington which was constructed in 2010. The collateral for the Hyatt Place – Seattle Loan also includes a 250-space underground parking garage, and a 2,028 SF ground floor retail space.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HYATT PLACE – SEATTLE

The following table presents certain information relating to the 2011 demand analysis with respect to the Hyatt Place – Seattle Property based on market segmentation, as provided in the appraisal for the Hyatt Place – Seattle Property:
2011 Accommodated Room Night Demand(1)
Property	Meeting and Group	Leisure	Commercial
Hyatt Place – Seattle	5%	45%	50%

(1)	Source: Appraisal.

The following table presents certain information relating to the TTM October 2012 penetration rates relating to the Hyatt Place – Seattle Property and various market segments, as provided in the October 2012 Smith Travel Research report for the Hyatt Place – Seattle Property:

TTM Through 10/31/2012 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Hyatt Place – Seattle	110.1%	98.8%	108.7%

(1)	Source: October 2012 STR Report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hyatt Place – Seattle Property:

Hyatt Place – Seattle(1)
	2010(2)	2011	TTM 10/31/2012
Occupancy(3)	64.9%	79.5%	81.8%
ADR	$127.83	$127.64	$137.41
RevPAR	$82.91	$101.42	$112.38

(1)	As provided by the borrower.
(2)	The Hyatt Place – Seattle Property opened in June 2010.
(3)	Reflects average occupancy for the indicated period.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hyatt Place – Seattle Property:

Cash Flow Analysis(1)

	2010(2)	2011	TTM 10/31/2012	Underwritten	Underwritten $ per Room
Room Revenue	$2,838,808	$5,923,008	$6,580,841	$6,562,840	$41,018
Food & Beverage Revenue	128,482	259,215	206,244	205,680	1,285
Other Revenue(3)	124,251	320,618	311,316	310,465	1,940
Total Revenue	$3,091,541	$6,502,841	$7,098,401	$7,078,985	$44,244

Room Expense	$700,583	$1,478,919	$1,742,125	$1,737,360	$10,859
Food & Beverage Expense	87,165	168,563	75,982	75,774	474
Other Expense(4)	39,988	60,305	57,619	57,462	359
Total Departmental Expense	$827,736	$1,707,787	$1,875,727	$1,870,596	$11,691
Total Undistributed Expense	1,040,152	1,823,456	1,888,722	1,983,397	12,396
Total Fixed Charges	114,451	218,257	280,295	293,653	1,835
Total Operating Expenses	$1,982,339	$3,749,500	$4,044,743	$4,147,645	$25,923

Net Operating Income	$1,109,202	$2,753,341	$3,053,658	$2,931,339	$18,321
FF&E	123,662	260,114	283,936	283,159	1,770
Net Cash Flow	$985,540	$2,493,227	$2,769,722	$2,648,180	$16,551

(1)
Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The Hyatt Place – Seattle Property opened in June 2010.
(3)	Other revenue includes parking income and miscellaneous income.
(4)	Other expense includes telephone expense, valet/laundry expense, movies/games expense and miscellaneous cost of sales.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HYATT PLACE – SEATTLE

■
Appraisal.  According to the appraisal, the Hyatt Place – Seattle Property had an “as-is” appraised value of $40,600,000 as of an effective date of November 2, 2012. The Hyatt Place – Seattle Property has an “as stabilized” appraised value of $43,300,000 as of an effective date of November 2, 2014 assuming a stabilized occupancy of 79.0% throughout the life of the Hyatt Place – Seattle Property.

■	Environmental Matters. According to the Phase I, dated November 6, 2012, there are no recommendations for further action.

■
Market Overview and Competition.  The Hyatt Place – Seattle Property is located in the South Lake Union area of downtown Seattle and is less than one mile east of Seattle Center. Seattle Center is home to the Space Needle and other various visitor amenities that attract cultural, educational, sports and entertainment organizations presenting approximately 5,000 events annually. The property is less than one mile west of Amazon’s recently relocated approximately 2 million SF worldwide headquarters. Amazon is currently in the process of purchasing their space for $1.16 billion and has plans to acquire an additional 3 million SF in the area by 2021. In 2011, the Bill and Melinda Gates Foundation, which is less than one mile from the subject, opened the first two buildings on their campus, totaling 500,000 SF, which added additional demand for 1,500 employees.

The following table presents certain information relating to the competitive set for the Hyatt Place – Seattle Property:

Property	Number of Rooms	Year Built	2011 Occupancy	2011 ADR	2011 RevPAR
Hyatt Place – Seattle	160	2010	79%	$127.93	$101.65
Hampton Inn Seattle Center	198	1996	65%	$134.00	$87.10
Courtyard by Marriott	250	1990	70%	$140.00	$98.00
Residence Inn by Marriott	234	1985	87%	$163.00	$141.81
Springhill Suites by Marriott	234	2001	72%	$119.00	$85.68
Holiday Inn	198	2001	73%	$115.00	$83.95
Holiday Inn Express	195	1997	75%	$111.00	$83.25
Hotel Max	163	1935	65%	$125.00	$81.25
Maxwell Hotel	139	2010	65%	$130.00	$84.50

Source: Appraisal.

■
The Borrower.  The borrower is HP Hotel LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hyatt Place – Seattle Loan.  The borrower is indirectly owned by Shimon Mizrahi, Julie Mizrahi, Herzel Hazan and Kauri LLC, a Washington limited liability company, each of which is a non-recourse carveout guarantor under the Hyatt Place – Seattle Loan.

■
Escrows.  At origination, the borrower funded an escrow reserve in the amount of $13,383 in respect of certain insurance premiums, $52,671 in respect of certain tax expenses and $19,200 in respect of certain sewer charges.  On each due date, the borrower is required to fund the tax and insurance reserve in an amount equal to one-twelfth of the amount the lender reasonably estimates will be necessary to pay tax and insurance premiums over the succeeding twelve-month period unless, in the case of insurance premiums and absent an event of default under the Hyatt Place – Seattle Loan, the borrower maintains on deposit an amount equal to three months of insurance premiums applicable to the Hyatt Place – Seattle Property and the required insurance is being provided under a blanket policy or is being paid pursuant to a finance program (which allows the borrower to borrow unsecured funds to cover the cost of the applicable insurance premium).  In addition, on each due date from June through September of each calendar year, the borrower is required to fund the tax and insurance reserve in an amount equal to one-fourth of the amount the lender reasonable estimates will be necessary to pay sewer charges over the succeeding twelve-month period.  Any escrows for taxes are required to be inclusive of all amounts which pertain to the entire condominium until the Hyatt Place – Seattle Property is established as one or more separate tax parcels.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HYATT PLACE – SEATTLE

Additionally, the borrower is required to fund a furniture, fixtures and equipment reserve maintained by the lender in the monthly amount of, for the first twelve due dates, $23,597 and after the first twelve due dates, the greater of (a) the monthly amount required to be reserved pursuant to the related franchise agreement for the replacement of furniture, fixtures and equipment and (b) one-twelfth of 4% of the actual annual operating income of the Hyatt Place – Seattle Property for the previous twelve-month period.  The borrower is required to fund (a) on each due date from June through August of each calendar year, a seasonal reserve in an amount equal to $55,000 and (b) on each due date from June through September a water sewer reserve in an amount equal to one-quarter of the required amount.

Furthermore, during the continuance of a Hyatt Place – Seattle Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service, budgeted operating expenses (during the continuance of a Hyatt Place – Seattle Trigger Period) and the funding of required monthly escrows for real estate taxes, insurance and FF&E and the seasonal reserve, be reserved and held as additional collateral for the Hyatt Place – Seattle Loan.

A “Hyatt Place – Seattle Trigger Period” means (a) any period commencing as of the end of any fiscal quarter in which the net operating income (as calculated under the loan agreement) of the Hyatt Place – Seattle Property for the twelve-month period immediately preceding such fiscal quarter end is less than $2,250,953 and terminating as of the end of any two consecutive fiscal quarters in which the net operating income of the Hyatt Place – Seattle Property for the twelve-month period immediately preceding each such fiscal quarter end is greater than or equal to $2,250,953 and (b) any period commencing when the borrower fails to deliver certain financial reports to the lender as required under the loan agreement and terminating when such reports are so delivered.

■
Lockbox and Cash Management.  The Hyatt Place – Seattle Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct each credit card company which provides credit card services for the Hyatt Place – Seattle Property to pay their credit card receivables directly to a lender-controlled lockbox account.  The loan documents also require that all revenues relating to the Hyatt Place – Seattle Property and all other money received by the borrower or the property manager relating to the Hyatt Place – Seattle Property be deposited into the lockbox account or cash management account within two business days after receipt (with the exception of certain cash receipts which are to be deposited within one week of receipt).  All amounts in the lockbox account are swept to the lender-controlled cash management account on a daily basis.  On each business day that neither an event of default under the Hyatt Place – Seattle Loan nor a Hyatt Place – Seattle Trigger Period is continuing, all funds in the cash management account in excess of the amount required to pay debt service and fund required reserves on the next due date will be remitted to a borrower operating account that is pledged to the lender.  During the continuance of an event of default under the Hyatt Place – Seattle Loan, the lender may apply any funds in the cash management account to amounts payable under the Hyatt Place – Seattle Loan and/or toward the payment of expenses of the Hyatt Place – Seattle Property, in such order of priority as the lender may determine.

■
Property Management.  The Hyatt Place – Seattle Property is currently managed by InterCoastal Hospitality, LLC pursuant to a management agreement.  Under the loan documents, the Hyatt Place – Seattle Property may not be managed by any other party, other than InterCoastal Hospitality, LLC, InterMountain Management, LLC or a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may replace or require the borrower to replace the property manager with a property manager selected by the lender during the continuance of an event of default under the Hyatt Place – Seattle Loan or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction.  In addition, the lender may require the borrower to replace the property manager with a property manager selected by the borrower (approved by the lender) during the continuance of a material default by the property manager under the management agreement after the expiration of any applicable cure periods, if the property manager files or is the subject of a petition in bankruptcy, if a trustee or receiver is appointed for the property manager’s assets, if the property manager makes an assignment for the benefit of creditors or if the property manager is adjudicated insolvent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HYATT PLACE – SEATTLE

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Hyatt Place – Seattle Property, plus eighteen months of rental loss and/or business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Hyatt Place – Seattle Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (not including the terrorism and earthquake components of that insurance), and if the cost of terrorism insurance exceeds that amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to contain a deductible that is approved by the lender, is no larger than is customary for similar policies covering similar properties in the geographic market in which the Hyatt Place – Seattle Property is located and is no larger than $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Hyatt Place – Seattle Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

■
Condominium Structure.  The hotel and parking garage that comprise the Hyatt Place – Seattle Property are 2 units of a 3-unit condominium regime.  The third unit of the condominium regime is a 56-unit multi-family building that is attached to the Hyatt Place – Seattle Property but is not collateral for the Hyatt Place – Seattle Loan.  As owner of the Hyatt Place – Seattle Property, the borrower has a 75.62% share of the common elements of the condominium.  The condominium board consists of 3 members (although only 2 were in place at origination), 2 of which may be elected by the borrower as owner of 2 of the condominium units. Votes by the condominium board require a majority of members, though in certain circumstances unanimous approval is required (with respect to, among other things, approval of annual budgets that increase expenditures for controllable operating costs by more than 25% over the prior year’s budget, capital additions or improvements or the acquisition of property having a total cost exceeding $25,000 in any 12-month period, borrowing money, an amendment to the condominium documents and any other decision or act that would materially and adversely affect the value of the multi-family unit or that would have a disproportionately materially adverse effect on the owner of the multi-family unit relative to the other unit owners).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

UNIVERSITY OAKS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

UNIVERSITY OAKS

University Oaks
201 University Oaks
Round Rock, TX 78665
Georgetown
Liberty Hill
Weir
Leander
Cedar Park
Round Rock
Hutto
Jonestown
Volente
Lake Travis
Pflugerville
Lakeline Mall
The Domain Shopping Center
Austin
Highland Mall
Manor
Bee Cave
West Lake Hills
University Of Texas-Austin
Rollingwood
Sunset Valley
Webberville
Austin Executive Airport
Austin-Bergstrom International Airport
City of Georgetown Airport
Seton Medical Center Williamson
Lake Georgetown
29
35
183
45
1
130
290
71
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

UNIVERSITY OAKS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

UNIVERSITY OAKS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Round Rock, Texas	Cut-off Date Principal Balance	$27,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$114.48
Size (SF)	235,843	Percentage of Initial Pool Balance	3.1%
Total Occupancy as of 11/15/2012	93.7%	Number of Related Mortgage Loans	None
Owned Occupancy as of 11/15/2012	93.7%	Type of Security	Fee Simple
Year Built / Latest Renovation	2008-2010 / NAP	Mortgage Rate	4.1000%
Appraised Value	$55,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Underwritten Revenues	$5,472,398
Underwritten Expenses	$1,761,627	Escrows
Underwritten Net Operating Income (NOI)	$3,710,771	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,458,765	Taxes(1)	$0	$0
Cut-off Date LTV Ratio	48.6%	Insurance(1)	$0	$0
Maturity Date LTV Ratio	44.2%	Replacement Reserves(1)	$0	$0
DSCR Based on Underwritten NOI / NCF	2.37x / 2.21x	TI/LC(2)	$0	$16,706
Debt Yield Based on Underwritten NOI / NCF	13.7% / 12.8%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$27,000,000	99.8%	Loan Payoff	$24,202,828	89.5%
Other Sources	50,000	0.2	Principal Equity Distribution	2,599,529	9.6
Closing Costs	247,643	0.9
Total Sources	$27,050,000	100.0%	Total Uses	$27,050,000	100.0%

(1)
Monthly tax (one-twelfth of estimated annual amount of taxes due), insurance (one-twelfth of estimated annual amount of insurance premiums), and replacement reserves ($2,947) are required upon the occurrence of a trigger period as described in “—Escrows” below.

(2)
The borrower is required to deposit $16,706 per month into a TI/LC reserve commencing on 1/6/2015 and subject to an initial cap of $850,000. The cap amount is reduced by an amount equal to $5.00 per square foot of space renewed by (i) Ross Dress For Less, (ii) Office Max, (iii) FCA of Ohio, Inc. (Jo-Ann Fabrics) and/or (iv) REI for a minimum of five (5) years; provided, however, that the TI/LC cap may not be reduced to an amount less than $237,500.  See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “University Oaks Loan”) is evidenced by a note in the original principal amount of $27,000,000 and is secured by a first mortgage encumbering a retail center located in Round Rock, Texas (the “University Oaks Property”).  The University Oaks Loan was originated by Citigroup Global Markets Realty Corp on December 21, 2012 and represents approximately 3.1% of the Initial Pool Balance.  The University Oaks Loan has an outstanding principal balance as of the Cut-off Date of $27,000,000 and an interest rate of 4.1000% per annum.  The proceeds of the University Oaks Loan were primarily used to refinance existing debt on the University Oaks Property, pay closing costs, and return equity to the sponsor of the borrower.

The University Oaks Loan had an initial term of 120 months and has a remaining term of 119 months.  The University Oaks Loan requires payments of interest only each monthly due date through (and including) the monthly due date occurring in January 2018; with respect to the monthly due date occurring in February 2018 and each monthly due date occurring thereafter, payments of interest and principal based on a 30-year amortization schedule thereafter.  The scheduled maturity date is the due date in January 2023.  The borrower has the right to voluntarily prepay the University Oaks Loan on or after the second anniversary of the securitization closing date provided that, in connection with any prepayment occurring prior to October 6, 2022, the borrower pays an additional amount equal to the greater of (a) a yield maintenance premium or (b) an amount equal to 1% of the principal amount being prepaid. On or after October 6, 2022, the borrower may voluntarily prepay the University Oaks Loan without penalty.

■
The Mortgaged Property. The University Oaks Property is a 235,843 SF retail center located in Round Rock, Texas.  The improvements were constructed between 2008 and 2010 and are situated on a 27.4-acre site located at the southeast quadrant of Interstate 35 and University Oaks Boulevard. The University Oaks Property is anchored by Recreational Equipment, Inc. (“REI”), Ross Dress For Less, Inc., Spec’s Wine & Spirits (“Spec’s”), Jo-Ann Fabrics, PetSmart and OfficeMax North America, Inc. (“OfficeMax”) and shadow-anchored by IKEA and JC Penney.  The University Oaks Property includes 1,738 parking spaces, which equates to a ratio of 7.4 parking spaces per 1,000 square feet. As of November 15, 2012, the Total Occupancy and Owned Occupancy were both 93.7%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

UNIVERSITY OAKS

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the University Oaks Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
REI	NR / NR / NR	32,900	13.9%	$580,027	14.2%	$17.63	9/30/2018	NA	NA	2, 5-year options
Spec’s	NR / NR / NR	25,326	10.7	367,227	9.0	14.50	8/31/2023	NA	NA	3, 5-year options
Ross Dress for Less, Inc.	NR / NR / NR	30,187	12.8	316,964	7.7	10.50	1/31/2019	NA	NA	5, 5-year options
Jo-Ann Fabrics	NR / NR / NR	25,000	10.6	312,500	7.6	12.50	3/31/2019	$149	11.5%	4, 5-year options
OfficeMax	NR / B2 / B-	17,899	7.6	277,434	6.8	15.50	3/31/2019	NA	NA	3, 5-year options
PetSmart	NR / NR / BB+	20,263	8.6	258,353	6.3	12.75	8/31/2019	NA	NA	5, 5-year options
Arttie Investments Mgmt.	NR / NR / NR	9,000	3.8	189,000	4.6	21.00	3/31/2021	NA	NA	2, 5-year options
Mighty Fine Burger Fries	NR / NR / NR	3,945	1.7	151,883	3.7	38.50	3/31/2019	$698	6.9%	2, 5-year options
TruWest Credit Union	NR / NR / NR	4,000	1.7	150,000	3.7	37.50	11/30/2013	NA	NA	1, 5-year option
Razzoo’s, Inc.(2)	NR / NR / NR	5,000	2.1	150,000	3.7	30.00	11/30/2018	$599	6.3%	2, 5-year options
Ten Largest Owned Tenants		173,520	73.6%	$2,753,388	67.2%	$15.87
Remaining Owned Tenants		47,512	20.1	1,345,440	32.8	28.32
Vacant Spaces (Owned Space)		14,811	6.3	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		235,843	100.0%	$4,098,828	100.0%	$18.54

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Razzoo’s Inc. may terminate its lease effective 11/28/2013 if sales for either the 4th lease year (December 2011- November 2012) or 5th lease year (December 2012- November 2013) are less than $500 per SF. Sales for 2011 were $578 per SF and sales for TTM 7/31/2012 were $599 per SF.

The following table presents certain information relating to the lease rollover schedule at the University Oaks Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	15,860	6.7	6.7%	488,360	11.9	30.79	6
2014	6,237	2.6	9.4%	167,508	4.1	26.86	4
2015	3,962	1.7	11.0%	137,480	3.4	34.70	2
2016	1,200	0.5	11.6%	29,700	0.7	24.75	1
2017	5,933	2.5	14.1%	158,450	3.9	26.71	2
2018	46,599	19.8	33.8%	974,402	23.8	20.91	5
2019	99,054	42.0	75.8%	1,376,094	33.6	13.89	6
2020	1,961	0.8	76.7%	54,908	1.3	28.00	1
2021	13,700	5.8	82.5%	308,700	7.5	22.53	3
2022	1,200	0.5	83.0%	36,000	0.9	30.00	1
2023	25,326	10.7	93.7%	367,227	9.0	14.50	1
2024 & Thereafter	0	0.0	93.7%	0	0.0	0.00	0
Vacant	14,811	6.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	235,843	100.0%		$4,098,828	100.0%	$18.54	32

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

UNIVERSITY OAKS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the University Oaks Property:

Cash Flow Analysis(1)

	2011	TTM 9/30/2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,935,596	$4,146,089	$4,098,828	$17.38
Contractual Rent Steps	0	0	6,239	0.03
Mark-to-Market Adjustment	0	0	(176,481)	(0.75)
Gross Up Vacancy	0	0	486,199	2.06
Total Rent	$3,935,596	$4,146,089	$4,414,785	$18.72
Total Reimbursables	1,271,181	1,446,372	1,465,823	6.22
Other Income	69,713	82,883	77,990	0.33
Vacancy & Credit Loss	(19,022)	(30,007)	(486,199)	(2.06)
Effective Gross Income	$5,257,467	$5,645,336	$5,472,398	$23.20

Total Operating Expenses	$1,611,431	$1,739,365	$1,761,627	$7.47

Net Operating Income	$3,646,036	$3,905,971	$3,710,771	$15.73
TI/LC	0	0	216,630	0.92
Capital Expenditures	0	0	35,376	0.15
Net Cash Flow	$3,646,036	$3,905,971	$3,458,765	$14.67

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rent as of 10/31/2012 and rent steps through 1/1/2013.

■	Appraisal. According to the appraisal, the University Oaks Property had an “as-is” appraised value of $55,500,000 as of an effective date of November 14, 2012.

■	Environmental Matters. Based on a Phase I environmental report dated November 29, 2012, there are no recommendations for further action at the University Oaks Property.

■
Market Overview and Competition.  The University Oaks Property is located in the northern portion of the Austin, Texas MSA in the city of Round Rock. Round Rock is approximately 20 miles north of Austin and had an estimated November 2012 population of 102,044. The immediate area surrounding the University Oaks Property is a newer area of development, consisting primarily of commercial uses with much of the development being built during the 2000s. Retail development is concentrated along Interstate 35 and includes several freestanding big-box retailers, restaurants and community retail centers. Primary access to the University Oak Property neighborhood is provided by Interstate 35, which is an eight-lane divided thoroughfare, which serves as the city of Round Rock’s primary north-south thoroughfare. This highway connects Austin with the City of Waco to the north and San Antonio to the south. Per the appraisal, the 2012 population within a one-, three-, and five-mile radius of University Oaks is 3,150, 52,008, and 135,860, respectively. The 2012 median household income within a one-, three-, and five-mile radius of the University Oaks Property is $65,733, $66,883, and $69,693, respectively.

Per a market report, the University Oaks Property is located in the Austin market and Round Rock submarket.  As of 3Q2012, the Austin market had a total retail supply of 82,019,362 SF with a vacancy rate of 5.3%, average quoted rent of $18.57 per SF and positive YTD net absorption of 688,514 SF. The Round Rock submarket had a total retail supply of 7,613,245 SF with a vacancy rate of 6.0%, averaged quote rent of $18.40 per SF and positive YTD net absorption of 70,382 SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

UNIVERSITY OAKS

The following table presents certain information relating to the primary competition for the University Oaks Property:

Competitive Set(1)
	University Oaks	Greenlawn Crossing II	Greenlawn Crossing Phase I
Distance from Subject	--	7.9 miles	7.9 miles
Property Type	Anchored Retail	Anchored Retail	Anchored Retail
Year Built / Renovated	2008 / NAP	2002 / NAP	2001 / NAP
Total GLA	235,843	100,964	101,813
Total Occupancy	94%	100%	100%
Anchors / Significant Tenants	Ross Dress for Less, REI, PetSmart, Spec’s, OfficeMax	Happy Dragon, Dickey’s BBQ, Craig O’s, Onyx Salon	HEB, PostNet, Game Stop, Pho Viet
	La Frontera Village	Round Rock Crossing	Shops at Boardwalk
Distance from Subject	6.9 miles	6.6 miles	6.4 miles
Property Type	Anchored Retail	Anchored Retail	Anchored Retail
Year Built / Renovated	2000 / NAP	1997 / NAP	1997 / NAP
Total GLA	602,666	393,097	184,598
Total Occupancy	84%	81%	96%
Anchors / Significant Tenants	Kohl’s, Gamestop, Amplify Federal C.U., Jimmy Johns	Swagat Restaurant, Champions School of RE, Sushi Nini	Kublia Khan, H&R Block, Voo Doo BBQ, Music & Arts Center

(1)	Source: Appraisal.

■
The Borrower.  The borrower is Inland American Round Rock University Oaks Limited Partnership, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the University Oaks Loan.  The non-recourse carveout guarantor under the University Oaks Loan is Inland American Real Estate Trust, Inc (“Inland American”).  Inland American is currently under investigation by the United States Securities and Exchange Commission to determine whether it has violated any federal securities laws in connection with its business management fees, property management fees, transactions with affiliates, timing and amount of distributions paid to investors, determination of property impairments, and any decision regarding whether Inland American might become a self-administered real estate investment trust.

■
Escrows.  On each due date after the occurrence of a University Oaks Trigger Period, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve month period and (ii) a replacement reserve in an amount equal to $2,947. Commencing on January 6, 2015, on each due date occurring thereafter, the borrower is required to fund a TI/LC reserve in an amount equal to $16,706, subject to an initial cap of $850,000. The cap will be reduced by an amount equal to $5.00 per square foot of space renewed by (i) Ross Dress For Less, (ii) Office Max, (iii) FCA of Ohio, Inc. (Jo-Ann Fabrics) and/or (iv) REI for a minimum of five (5) years; provided, however, that the TI/LC cap may not be reduced to an amount less than $237,500.

A “University Oaks Trigger Period” means a period commencing upon the earliest of (i) the occurrence of an event of default and (ii) the debt service coverage ratio (as defined pursuant to the loan documents) being less than 1.25x; and expiring upon (x) with regard to any University Oaks Trigger Period commenced in connection with clause (i) above, the lender’s acceptance of a cure of the applicable event of default and (y) with regard to any University Oaks Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.30x for two (2) consecutive calendar quarters.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

UNIVERSITY OAKS

■
Lockbox and Cash Management.  The University Oaks Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender controlled lockbox account. On each business day, sums on deposit in the lockbox account are required to (i) provided no University Oaks Trigger Period exists, be transferred to the borrower, or (ii) if a University Oaks Trigger Period exists, be transferred to the cash management account.  On each monthly due date on which a University Oaks Trigger Period exists, all funds in the cash management account in excess of the amount required to pay debt service, fund required reserves and pay any expenses owing to the lender will be swept into an excess cash flow account that is pledged to the lender.  During the continuance of an event of default under the University Oaks Loan, the lender may prohibit borrower’s access to the funds contained in the lockbox account and apply any funds in the cash management account and/or the excess cash flow account to amounts payable under the University Oaks Loan and/or toward the payment of expenses of the University Oaks Property, in such order of priority as the lender may determine.

■
Property Management.  The University Oaks Property is currently managed by Inland American Retail Management LLC, an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the borrower may replace the property manager or consent to the assignment of the property manager’s rights under the management agreement, in each case without the lender’s consent, to the extent that (i) no event of default has occurred and is continuing, (ii) lender receives at least thirty (30) days prior written notice, and (iii) the applicable replacement property manager is either (x) an affiliate of Inland American Real Estate Trust, Inc. (y) one of the following: Jones Lang LaSalle, Cushman & Wakefield, or CB Richard Ellis, or (z) another property manager approved by lender in writing (which approval may be conditioned upon lender’s receipt of Rating Agency Confirmation). Upon the occurrence of an event of default, a default by the property manager under the management agreement beyond any applicable cure period, or the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may require the borrower to replace the property manager with a new property manager selected by the lender and meeting the criteria set forth above.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the University Oaks Property, plus twelve (12) months of business interruption coverage in an amount equal to 100% of the projected gross income from the University Oaks Property (on an actual loss sustained basis) for a period continuing until the restoration of the University Oaks Property is completed. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $10,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ORLANDO UNIVERSITY OFFICE PARK

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ORLANDO UNIVERSITY OFFICE PARK

Orlando University Office Park
Lake Lynda Drive & Corporate Boulevard
Orlando, FL 32817
Casselberry
Oviedo
Oviedo Marketplace
Oviedo Park Crossing
W Broadway St
W Mitchell Hammock Rd
Red Bug Lake Rd
Howell Branch Rd
Aloma Ave
University Blvd
E Colonial Dr
ORLANDO
Union Park
University Of Central Florida
Waterford Lakes Town Center
417
426
434
436
551
50
408
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ORLANDO UNIVERSITY OFFICE PARK

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	AMF I
Location (City/State)	Orlando, Florida	Cut-off Date Principal Balance	$23,500,000
Property Type	Office	Cut-off Date Principal Balance per SF	$60.80
Size (SF)	386,512	Percentage of Initial Pool Balance	2.7%
Total Occupancy as of 12/12/2012	76.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/12/2012	76.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	1988, 1999, 2000, 2001 / 2012	Mortgage Rate	4.8800%
Appraised Value	$35,750,000	Original Term to Maturity (Months)	84
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	6
Underwritten Revenues	$5,206,988
Underwritten Expenses	$2,417,145	Escrows
Underwritten Net Operating Income (NOI)	$2,789,844	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,306,820	Taxes	$206,922	$51,730
Cut-off Date LTV Ratio	65.7%	Insurance	$38,620	$12,873
Maturity Date LTV Ratio(1)	46.9%	Replacement Reserves	$0	$8,052
DSCR Based on Underwritten NOI / NCF	1.87x / 1.54x	TI/LC(2)	$600,000	$0
Debt Yield Based on Underwritten NOI / NCF	11.9% / 9.8%	Other(3)	$849,003	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$23,500,000	65.9%	Purchase Price	$33,275,000	93.3%
Principal’s New Cash Contribution	11,278,934	31.6	Reserves	1,694,545	4.7
Unpaid TI/LC Credit from Seller	$899,817	2.5	Closing Costs	709,205	2.0

Total Sources	$35,678,750	100.0%	Total Uses	$35,678,750	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $44,750,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 58.7%. See “—Appraisal” below.

(2)
A TI/LC Reserve for ongoing tenant improvements and leasing commissions in the amount of $600,000 was established at origination. An ongoing monthly TI/LC reserve of $32,200 ($1.00 per SF per year) will be collected during the loan term to the extent the reserve has a balance less than $600,000. See “—Escrows” below.

(3)
The loan included an upfront holdback for all unpaid tenant improvements and leasing commissions as of the date of origination, which totaled $849,003. The unpaid tenant improvement and leasing commission reserve will be released upon completion of the applicable tenant build-out work and receipt of invoices and lien waivers. The unpaid TI/LC expenses are in connection with Regus Executive Suites ($750,780), Rummel Klepper ($56,881), U.S. Government Navy ($34,954), Manorcare Health ($3,630), Lyndis Group ($2,109) and Peerless Electronics ($649). See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “Orlando University Office Park Loan”) is evidenced by a note in the original principal amount of $23,500,000 and is secured by a first mortgage encumbering five Class B office buildings located within the same office park in Orlando, Florida known as Orlando University Office Park (the “Orlando University Office Park Property”).  The Orlando University Office Park Loan was originated by Archetype Mortgage Capital LLC and was subsequently purchased by Archetype Mortgage Funding I LLC.  The Orlando University Office Park Loan was originated on December 13, 2012 and represents approximately 2.7% of the Initial Pool Balance.  The note evidencing the Orlando University Office Park Loan has an outstanding principal balance as of the Cut-off Date of $23,500,000 and has an interest rate of 4.8800% per annum.  The proceeds of the Orlando University Office Park Loan were used to acquire the Orlando University Office Park Property.

The Orlando University Office Park Loan had an initial term of 84 months and has a remaining term of 83 months.  The Orlando University Office Park Loan requires interest-only payments for the initial 6 months and then payments of principal and interest based on a 30-year amortization schedule.  The scheduled maturity date is the payment date occurring in January 2020.  Voluntary prepayment of the Orlando University Office Park Loan is prohibited prior to January 1, 2018. Defeasance with direct non-callable obligations of the United States is permitted at any time after two years following the securitization Closing Date.

■
The Mortgaged Property.  Orlando University Office Park consists of five Class B office buildings located within the same office park in Orlando, Florida totaling 386,512 SF. The buildings were constructed between 1988 and 2001 and were partially renovated in 2012. Located within the Quadrangle Corporate Park, the Orlando University Office Park is less than 2 miles from the University of Central Florida (59,000 students and annual research funding of approximately $100,000,000) and approximately 15 miles east of the Orlando central business district. The Orlando University Office Park Property was a real estate owned asset acquired by the borrower after a foreclosure.  Approximately $600,000 in capital expenditures have been completed at the Orlando University

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ORLANDO UNIVERSITY OFFICE PARK

Office Park Property since January 2011, including lobby renovations, HVAC replacements, and the installation of a lightning protection system. As of December 12, 2012, Total and Owned Occupancy was 76.3%.

As of December 12, 2012, there was approximately 91,541 SF of vacant office space located at Orlando University Office Park, representing approximately 23.7% of the NRSF. Per the appraisal, the overall vacancy in the University submarket is approximately 8.8%.

The following table presents certain information relating to the tenants at the Orlando University Office Park Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
AT&T Government Solutions, Inc.	A / A2 / A-	30,147	7.8%	$661,727	11.1%	$21.95	7/31/2013	NA
Social Security Administration	AAA / Aaa / AA+	27,728	7.2	603,840	10.1	21.78	3/31/2019	NA
Zenith Insurance Co.	NR / NR / BBB+	24,690	6.4	364,178	6.1	14.75	7/31/2013	1, 3-year option
Woolpert, Inc.	NR / NR / NR	18,850	4.9	424,502	7.1	22.52	7/31/2013	1, 5-year option
RGN Orlando II (Regus Executive Suites)	NR / NR / NR	14,898	3.9	316,583	5.3	21.25	10/1/2023	2, 5-year options
Corsair Engineering, Inc.	NR / NR / NR	8,820	2.3	172,607	2.9	19.57	2/15/2015	1, 3-year option
Dignitas Technologies, LLC	NR / NR / NR	8,423	2.2	151,614	2.5	18.00	7/31/2015	NA
Simultaneous Solutions, Inc.	NR / NR / NR	7,857	2.0	175,997	3.0	22.40	3/31/2014	NA
HCA Management Services, Inc.	B- / B3 / NR	7,718	2.0	150,501	2.5	19.50	5/31/2017	NA
Medavantage, Inc.	NR / NR / NR	7,428	1.9	133,704	2.2	18.00	3/31/2015	2, 5-year options
Ten Largest Owned Tenants		156,559	40.5%	$3,155,253	53.0%	$20.15
Remaining Owned Tenants		138,412	35.8	2,801,015	47.0	20.24
Vacant		91,541	23.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		386,512	100.0%	$5,956,268	100.0%	$20.19

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents the lease rollover schedule at the Orlando University Office Park  Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	16,891	4.4%	4.4%	$396,303	6.7%	$23.46	4
2013	100,795	26.1	30.4%	2,016,475	33.9	20.01	14
2014	26,645	6.9	37.3%	556,512	9.3	20.89	10
2015	50,923	13.2	50.5%	965,106	16.2	18.95	12
2016	13,072	3.4	53.9%	263,360	4.4	20.15	5
2017	28,316	7.3	61.2%	554,562	9.3	19.58	9
2018	6,970	1.8	63.0%	156,692	2.6	22.48	3
2019	34,150	8.8	71.9%	730,675	12.3	21.40	3
2020	0	0.0	71.9%	0	0.0	0.00	0
2021	0	0.0	71.9%	0	0.0	0.00	0
2022	0	0.0	71.9%	0	0.0	0.00	0
2023	14,898	3.9	75.7%	316,583	5.3	21.25	2
2024 & Thereafter	2,311	0.6	76.3%	0	0.0	0.00	1
Vacant	91,541	23.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	386,512	100.0%		$5,956,268	100.0%	$20.19	63

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Orlando University Office Park Property:

Historical Leased %(1)
	2009	2010	2011	2012
Owned Space	83%	76%	71%	76%

(1)	Occupancy is reported as of October 31, 2009, December 1, 2010, December 31, 2011 and December 12, 2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ORLANDO UNIVERSITY OFFICE PARK

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Orlando University Office Park Property:

Cash Flow Analysis(1)

	2009	2010(2)	2011	YTD 10/31/2012	Underwritten	Underwritten $ per SF
Base Rent	$7,710,749	$8,427,597	$6,290,294	$5,398,536	$5,956,268	$15.41
Overage Rent	0	0	0	0	0	0.00
Other Rental Revenue	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	1,876,590	4.86
Total Rent	$7,710,749	$8,427,597	$6,290,294	$5,398,536	$7,832,858	$20.27
Total Reimbursables	176,483	110,480	56,007	116,252	75,000	0.19
Other Income(3)	144,059	246,676	2,165	239	0	0.00
Vacancy & Credit Loss(4)	(1,360,637)	(2,027,130)	(105,603)	(307,790)	(2,700,870)	(6.99)
Effective Gross Income	$6,670,653	$6,757,623	$6,242,863	$5,207,237	$5,206,988	$13.47

Total Operating Expenses	$2,630,466	$2,374,948	$3,013,116	$2,709,418	$2,417,145	$6.25

Net Operating Income	$4,040,187	$4,382,675	$3,229,747	$2,497,819	$2,789,844	$7.22
TI/LC	0	0	0	0	386,400	1.00
Capital Expenditures	0	0	0	0	96,624	0.25
Net Cash Flow	$4,040,187	$4,382,675	$3,229,747	$2,497,819	$2,306,820	$5.97

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The 2010 cash flows reflect the 11-month annualized financials during the period of January 2010 through November 2010.
(3)	Other income in 2009 and 2010 included lease buy-out income during those periods.
(4)
The underwritten vacancy accounts for the in-place economic vacancy, as well as four tenants representing 37,662 SF (9.7% NRSF; 10.4% of underwritten base rent) that are either dark or have given notice that they will vacate upon lease expiration. These four tenants are Muscular Dystrophy Association (1,793 SF; 0.5% of underwritten base rent), AT&T Government Solutions (30,147 SF; 8.4% of underwritten base rent), DRS RSTA, Inc. (3,385 SF; 0.9% of underwritten base rent) and U.S. Government DCI/DCAA (2,337 SF; 0.6% of underwritten base rent).

■
Appraisal.  According to the appraisal, the Orlando University Office Park Property had an “as-is” appraised value of $35,750,000 as of an effective date of November 16, 2012 and an “as stabilized” appraised value of $44,750,000 as of an effective date of November 1, 2015.

■	Environmental Matters. According to the Phase I report, dated November 26, 2012, there are no recommendations for further actions.

■
Market Overview and Competition. The Orlando University Office Park Property is located in Orlando’s University submarket. According to the appraisal, as of 3Q 2012 the University submarket contained approximately 2,153,164 SF of office space, with approximately 189,822 SF vacant, indicating a vacancy rate of 8.8%. Vacancy has ranged between 8.8% and 10.8% during the past four quarters. Over the past 10 years, the Orlando University submarket has added approximately 207,383 SF, with positive net absorption resulting in an average vacancy rate of 10.7%.

The following table presents certain information relating to certain lease comparables provided in the appraisal for the Orlando University Office Park Property:

Office Lease Comparables(1)
	11825 High Tech Ave	11474 Corporate Boulevard	11486 Corporate Boulevard	3361 Rouse Road	3501 Quadrangle Boulevard
SF	2,215	9,301	3,026	2,670	6,046
Lease Start	November 2012	November 2012	November 2012	November 2012	November 2012
Rent Rate per SF	$20.00	$19.75	$22.50	$18.00	$23.00
Expense Basis	Single Net	Full Service	Full Service	Modified Gross	Full Service

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ORLANDO UNIVERSITY OFFICE PARK

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the Orlando University Office Park Property:

Office Sales Comparables(1)

Property Name	Sale Date	Year Built / Year Renovated	NRA (SF)	Sale Price	Sale Price per SF	Occupancy
3850 Quadrangle Boulevard	October 2012	2006 / NAP	106,477	$13,900,000	$130.54	91.0%
220 Celebration Place	September 2012	2000 / NAP	193,463	$31,100,000	$160.75	100.0%
1530 Celebration Boulevard	August 2012	2008 / NAP	90,349	$8,300,000	$91.87	34.6%
135 West Central Boulevard	May 2012	1982 / NAP	169,600	$14,200,000	$83.73	81.0%
1717 S. Orange Avenue	August 2011	1984 / NAP	48,826	$6,099,300	$124.92	100.0%
2301 Maitland Center Parkway	July 2011	1984 / NAP	204,237	$23,000,000	$112.61	95.7%

(1)	Source: Appraisal.

■
The Borrower.  The borrower is Crocker Partners V UCC LLC, a single-purpose, single-asset entity. Crocker Partners V LP is the non-recourse carveout guarantor of the Orlando University Office Park Loan.

■
Escrows.  At origination, the borrower funded an escrow reserve in the amount of $206,922 with respect to certain tax expenses, $38,620 with respect to certain insurance expenses, $600,000 for a general tenant improvement and leasing cost reserve and $849,003 with respect to space at the Orlando University Office Park Property in connection with all unpaid tenant improvements and leasing commissions as of the origination of the Orlando University Office Park Loan.

On each due date, the borrower is required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve month period. In addition, the borrower is required to fund a capital expenditure reserve in the monthly amount of $8,052. Additionally, an ongoing monthly TI/LC reserve of $32,200 ($1.00 per SF per year) will be collected during the loan term to the extent the TI/LC reserve has a balance less than $600,000.

Furthermore, during the continuance of a Orlando University Office Park Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance premiums, TI/LC escrows and capital expenditures, be reserved and held as additional collateral for the Orlando University Office Park Loan.

An “Orlando University Office Park Trigger Period” means (a) an event of default occurs under the Orlando University Office Park Loan or (b) the debt service coverage ratio as calculated under the loan documents (based on the trailing 12 calendar months) falls below 1.10x.

Following (i) the cure of an event of default and reinstatement of the loan in good standing or (ii) the occurrence of an Orlando University Office Park Trigger Event based on the debt service coverage ratio, and the debt service coverage ratio at the Orlando University Office Park Property (based on the trailing 6 calendar months) thereafter rising to not less than 1.20x, amounts on deposit in the cash management account are required to again be transferred to an account designated by the borrower and any funds on deposit in the excess cash flow reserve are required to be released to the borrower.

■
Lockbox and Cash Management.  The Orlando University Office Park Loan has a hard lockbox that was established at origination of the loan.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account.  The loan documents also require that the borrower cause all cash revenues relating to the Orlando University Office Park Property and all other money received by the borrower or the property manager with respect to the Orlando University Office Park Property to be deposited into the cash management account or lockbox account within one business day following receipt. All amounts in the lockbox account are swept to the lender-controlled cash management account each business day.  On each business day that an Orlando University Office Park Trigger Period is not continuing, all funds in the cash

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ORLANDO UNIVERSITY OFFICE PARK

management account in excess of the amount required to pay debt service and fund required reserves on the next due date will be remitted to an operating account maintained by the borrower. During the continuance of an Orlando University Office Park Trigger Event, all excess cash flow after loan payments and lender approved operating expenses will be deposited into an excess cash flow account, where the funds will be held by lender as additional collateral for the loan until such time as no Orlando University Office Park Trigger Event exists, at which time deposits in the excess cash flow account are required to be released to the borrower.

■
Property Management.  The Orlando University Office Park Property is currently managed by Crocker Partners Property Management LLC, an affiliate of the borrower, pursuant to a management agreement. Under the Orlando University Office Park loan documents, the borrower may replace the property manager or consent to the assignment of the property manager’s rights under the management agreement, in each case, to the extent that (i) no event of default has occurred and is continuing, (ii) the lender receives at least thirty (30) days prior written notice and (iii) the replacement property manager is reasonably approved by lender (which approval may, at the lender’s option, be conditioned upon lender’s receipt of a Rating Agency Confirmation). Upon an event of default under the loan documents (after the expiration of any applicable notice and/or cure periods), a default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods) or the filing by the property manager of a bankruptcy petition or similar event, the lender may, or may require the borrower to, terminate and replace the property manager with a new property manager reasonably approved by lender (which approval may, at lender’s option, be conditioned upon receipt of a Rating Agency Confirmation).

■
Mezzanine or Subordinate Indebtedness.  At any time after six months following the origination, the Borrower may incur mezzanine debt subject to, among other things, (i) an aggregate loan-to-value ratio as calculated under the loan documents not to exceed 75%, (ii) an aggregate debt service coverage ratio not less than 1.20x, (iii) an aggregate debt yield not less than 9.0% (in all cases after accounting for both the Orlando University Office Park first mortgage and the mezzanine debt) and (iv) delivery of an intercreditor agreement that is acceptable to lender.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as such terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Orlando University Office Park Property, plus 18 months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then the related borrower is required to maintain insurance which does not exclude coverage for acts of terror or similar acts of sabotage unless terrorism insurance is not commercially available, in which case the borrower is required to maintain stand-alone coverage in amounts that would be (i) obtained by property owners of properties located in markets similar to the Orlando University Office Park Property and similar in size and type to the Orlando University Office Park Property and (ii) required by prudent institutional lenders.  The terrorism insurance is required to be in form and substance satisfactory to the lender and to contain a deductible that is no larger than $25,000.  See “Risk Factors - Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

SHERATON RALEIGH

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHERATON RALEIGH

RALEIGH
Sheraton Raleigh
421 South Salisbury Street
Raleigh, NC 27601
POWER DISTRICT
WAREHOUSE DISTRICT
UNION SQUARE
DOWNTOWN RALEIGH
Legislative Office Building
Dept. of Instruction
North Carolina State Legislative Building
Dept. of Admin
NC State Library
Quorum Center
Edenton St Methodist Church
NC Museum of Natural Sciences
NC Dept of Education
NC Museum of History
Clarion Hotel
First Baptist Church
North Carolina State Capitol
Christ Church
Post Office
Campbell Law School
NC Dept. of Revenue
NC Dept. of Transportation
Terry Sanford Federal Building
NC Court of Appeals
NC Supreme Court
AT&T Building
Raleigh Municipal Building
Wachovia Capital Center
Masonic Temple
Morgan Blount Center
Marbles Kids Museum
Fire Station
News & Observer Publishing Compnay
One Exchange Plaza
Wake County Justice Center
Post Office
RBC Bank HQ
Wake County Court Bldg
The Hudson
The Edison
City Market
Wake County Public Safety
Wake County Office Bldg
Sir Walter Apts
One Progress Plaza
Progress Energy Building II
Founders Row
Two Hanover Plaza
One B of A Plaza
Lincoln Theater
Raleigh Amphitheater
Raleigh Convention Center
Marriott Raleigh Hotel
NC Association of Educators
Progress Energy Center for Performing Arts
Shaw University
Progress Energy Corp. Data Center
NORTH ST
W LANE ST
W JONES ST
W EDENTON ST
E EDENTON ST
HILLSBOROUGH ST
W MORGAN ST
W HARGETT ST
HARGETT ST
W MARTIN ST
E MARTIN ST
W DAVIE ST
E DAVIE ST
W CABARRUS ST
E CABARRUS ST
W LENOIR ST
E LENOIR ST
W SOUTH ST
E SOUTH ST
MARTIN LUTHER KING JR PKWY
GLENWOOD AVE
N WEST ST
N HARRINGTON ST
N DAWSON ST
N MCDOWELL ST
N SALISBURY ST
N WILMINGTON ST
N BLOUNT ST
N PERSON ST
N BLOODWORTH ST
N EAST ST
S DAWSON ST
S MCDOWELL ST
S SALISBURY ST
FAYETTEVILLE ST
S WILMINGTON ST
S BLOUNT ST
S PERSON ST
S BLOODWORTH ST
LAND USE
Office
Retail
Hotel
Civic & Institutional
Cultural & Entertainment
Religious
Educational
Residential
Industrial
Parking
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHERATON RALEIGH

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Raleigh, North Carolina	Cut-off Date Principal Balance		$22,778,544
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$64,528.45
Size (Rooms)	353	Percentage of Initial Pool Balance		2.7%
Total TTM Occupancy as of 10/31/2012	60.0%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 10/31/2012	60.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1982 / 2008, 2010	Mortgage Rate		4.5500%
Appraised Value	$35,100,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$13,686,356
Underwritten Expenses	$10,569,850
Underwritten Net Operating Income (NOI)	$3,116,506	Escrows
Underwritten Net Cash Flow (NCF)	$2,569,051		Upfront	Monthly
Cut-off Date LTV Ratio	64.9%	Taxes	$232,318	$23,232
Maturity Date LTV Ratio(1)	47.3%	Insurance	$131,955	$12,625
DSCR Based on Underwritten NOI / NCF	2.23x / 1.84x	FF&E(2)	$4,000,000	$44,436
Debt Yield Based on Underwritten NOI / NCF	13.7% / 11.3%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,890,000	68.7%	Purchase Price	$28,700,000	86.1%
Principal’s New Cash Contribution	10,428,398	31.3	Reserves	4,364,273	13.1
			Closing Costs	254,125	0.8

Total Sources	$33,318,398	100.0%	Total Uses	$33,318,398	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $44,300,000.  The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 59.7%. See “—Appraisal” below.

(2)	See “—Escrows” and “—Property Improvement Plan” below.

■
The Mortgage Loan.  The mortgage loan (the “Sheraton Raleigh Loan”) is evidenced by a note in the original principal amount of $22,890,000 and is secured by a first mortgage encumbering a 353-room full service hotel located in Raleigh, North Carolina (the “Sheraton Raleigh Property”).  The Sheraton Raleigh Loan was originated by Goldman Sachs Mortgage Company on September 28, 2012 and represents approximately 2.7% of the Initial Pool Balance.  The note evidencing the Sheraton Raleigh Loan has an outstanding principal balance as of the Cut-off Date of $22,778,544 and has an interest rate of 4.5500% per annum.  The proceeds of the Sheraton Raleigh Loan were used to acquire the Sheraton Raleigh Property.

The Sheraton Raleigh Loan had an initial term of 60 months and has a remaining term of 56 months.  The Sheraton Raleigh Loan requires payments of interest and principal during the term of the Sheraton Raleigh Loan based on a 30-year amortization schedule.  The scheduled maturity date is the due date in October 2017.  Voluntary prepayment of the Sheraton Raleigh Loan is prohibited prior to October 6, 2013.  Prior to July 6, 2017, prepayments in whole, but not in part, are permitted subject to the payment of the greater of (a) a yield maintenance premium or (b) an amount equal to 3% of the principal amount being prepaid. On or after July 6, 2017, the borrower may voluntarily prepay the Sheraton Raleigh Loan without penalty.

■	The Mortgaged Property. The Sheraton Raleigh Property is a 353-room, full service hotel located in Raleigh, North Carolina which was constructed in 1982 and most recently renovated in 2010.

■
Borrower Leases.  The borrower leases 200 parking spaces in an adjacent parking garage pursuant to a lease with a current annual rent of approximately $240,000 (subject to adjustment every two years based on standard monthly rate of rental of parking spaces) that expires December 2017, with one 10-year tenant extension option.  The Sheraton Raleigh Property relies on parking provided under this parking lease for compliance with zoning requirements. Additionally, the borrower leases certain meeting space in an adjacent office building pursuant to a lease with an annual rent that ranges between approximately $300,000 and $390,000 and that expires in June 2023, with two 5-year tenant extension options.  Both leases have been pledged to the lender as security for the Sheraton Raleigh Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHERATON RALEIGH

The following table presents certain information relating to the 2011 demand analysis with respect to the Sheraton Raleigh Property based on market segmentation, as provided in the appraisal for the Sheraton Raleigh Property:

2011 Accommodated Room Night Demand
Property	Meeting and Group	Leisure	Commercial & Contract
Sheraton Raleigh	44%	19%	37%

Source: Appraisal.

The following table presents certain information relating to the trailing twelve month and trailing three month October 2012 penetration rates relating to the Sheraton Raleigh Property as provided in the October 2012 Smith Travel Research report for the Sheraton Raleigh Property:

Penetration Rates Through 10/31/2012
Property	Occupancy	ADR	RevPAR
Sheraton Raleigh – Trailing 12 Months	91.0%	102.8%	93.6%
Sheraton Raleigh – Trailing 3 Months	96.2%	107.3%	103.2%

Source: October 2012 STR Report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Sheraton Raleigh Property:

Sheraton Raleigh(1)
	2010	2011	TTM 10/31/2012
Occupancy(2)	58.3%	61.0%	60.0%
ADR	$109.68	$119.03	$125.07
RevPAR	$63.98	$72.66	$75.01

(1)	As provided by the borrower.
(2)	Reflects average occupancy for the indicated period.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHERATON RALEIGH

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Sheraton Raleigh Property:

Cash Flow Analysis(1)
	2010	2011	TTM 10/31/2012	Underwritten	Underwritten $ per Room
Room Revenue	$8,243,912	$9,362,220	$9,690,802	$9,690,802	$27,453
Food & Beverage Revenue	3,246,598	3,556,165	3,490,833	3,490,833	9,889
Telephone Revenue	134,907	131,593	110,179	110,179	312
Other Revenue	355,214	398,007	394,542	394,542	1,118
Total Revenue	$11,980,631	$13,447,985	$13,686,356	$13,686,356	$38,772

Room Expense	$2,081,231	$2,348,034	$2,306,010	$2,306,010	$6,533
Food & Beverage Expense	2,579,047	2,832,749	2,802,991	2,802,991	7,940
Telephone Expense	166,704	139,146	134,079	134,079	380
Other Expense	16,080	27,737	65,710	65,710	186
Total Departmental Expense	$4,843,062	$5,347,666	$5,308,790	$5,308,790	$15,039
Total Undistributed Expense	3,813,734	4,064,544	4,165,667	4,292,227	12,159
Total Fixed Charges	1,057,078	945,781	976,907	968,834	2,745
Total Operating Expenses	$9,713,874	$10,357,991	$10,451,364	$10,569,850	$29,943

Net Operating Income	$2,266,757	$3,089,994	$3,234,992	$3,116,506	$8,829
FF&E	479,225	537,919	548,448	547,454	1,551
Net Cash Flow	$1,787,532	$2,552,074	$2,686,544	$2,569,051	$7,278

(1)
Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

■
Appraisal.  According to the appraisal, the Sheraton Raleigh Property had an “as-is” appraised value of $35,100,000 as of an effective date of September 18, 2012.  The appraiser also indicated an “as stabilized” appraised value of $44,300,000 as of October 1, 2016, which assumes certain occupancy, rate, inflation, income and expense projections. Both appraised values assume that the hotel will retain the leasehold interest in the meeting space located in an adjacent office building and the leasehold interest in 200 parking spaces in an adjacent parking garage, and that these spaces will be available to a future purchaser of the property.

■	Environmental Matters. According to the Phase I, dated September 26, 2012, there are no recommendations for further action other than an Operations and Maintenance (O&M) Plan for asbestos.

■
Market Overview and Competition.  The Sheraton Raleigh Property is located in Raleigh, North Carolina, in the Downtown Raleigh submarket.  Raleigh is the state capital and second largest city in North Carolina.  The Sheraton Raleigh Property is located one block from the Raleigh Convention Center, a 500,000 SF facility which opened in 2008, two blocks from the Raleigh Amphitheater and four blocks from the North Carolina State Capitol building.  In addition, the Sheraton Raleigh Property is proximate to the Research Triangle Park and three major universities including Duke University, University of North Carolina at Chapel Hill and North Carolina State University.  The Downtown Raleigh submarket had 6.3 million SF of office space and a 4.5% vacancy rate as of the third quarter 2012 according to CoStar.

Competitive Set(1)

Property	Number of Rooms	Year Built	2011 Occupancy	2011 ADR	2011 RevPAR
Sheraton Raleigh	353	1982	61%	$119	$72.66
Marriott Raleigh City Center	400	2008	69%	$133	$91.77
Hilton North Raleigh Midtown	338	1983	60%	$107	$64.20
Renaissance Raleigh North Hills	229	2008	75%	$166	$124.50
Marriott Raleigh Crabtree Valley	375	1982	73%	$108	$78.84
Embassy Suites Raleigh Durham Research Triangle	273	1997	73%	$116	$84.68
Embassy Suites Raleigh Durham Airport Brier Creek	173	2010	75%	$132	$99.00

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHERATON RALEIGH

■
The Borrower.  The borrower is Raleigh Hotel Owner, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Sheraton Raleigh Loan.  The borrower is indirectly owned by David Zeuske, Mark Mance, Matthew Trevenen and Simon Hallgarten (collectively, the “Northview Guarantors”), which are the non-recourse carveout guarantors under the Sheraton Raleigh Loan, and Oaktree Real Estate Opportunities Fund V, L.P., a Delaware limited partnership, which is a guarantor, along with the Northview Guarantors, for the springing recourse obligations relating to unauthorized transfer of the Sheraton Property or any other collateral or prohibited change of control or pledge, bankruptcy matters and single-purpose entity requirements.

■
Escrows.  At origination, the borrower funded an escrow reserve in the amount of $131,955 in respect of certain insurance premiums and $232,318 in respect of certain tax expenses.  On each due date, the borrower is required to fund the tax and insurance reserve in an amount equal to one-twelfth of the amount the lender reasonably estimates will be necessary to pay tax and insurance premiums over the succeeding twelve-month period.  In addition, at origination, the borrower funded an escrow reserve in the amount of $4,000,000 in respect of furniture, fixtures and equipment in connection with a property improvement plan. See “—Property Improvement Plan” below. On each due date, the borrower is required to fund the furniture, fixtures and equipment reserve in the amount of (a) for the first twelve due dates, $44,436 and (b) after the first twelve due dates, the greater of (i) the monthly amount required to be reserved pursuant to the related franchise agreement for the replacement of furniture, fixtures and equipment and (ii) one-twelfth of 4% of the actual annual revenue of the Sheraton Raleigh Property for the previous twelve-month period.  The borrower is also required to establish a reserve account for the deposit of any casualty or condemnation loss proceeds.

Furthermore, during the continuance of a Sheraton Raleigh Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service, budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance and furniture, fixtures and equipment, be reserved and held as additional collateral for the Sheraton Raleigh Loan.

A “Sheraton Raleigh Trigger Period” means (a) any period commencing as of the end of any fiscal quarter in which the net operating income (as calculated under the loan agreement) of the Sheraton Raleigh Property for the twelve-month period immediately preceding such fiscal quarter end is less than $1,934,376.80 and terminating as of the end of any two consecutive fiscal quarters in which the net operating income of the Sheraton Raleigh Property for the twelve-month period immediately preceding each such fiscal quarter end is greater than or equal to $1,934,376.80, (b) any period commencing when the borrower fails to deliver certain financial reports to the lender as required under the loan agreement and terminating when such reports are so delivered and (c) any period commencing upon the delivery of notice from the franchisor to the lender or borrower that the borrower is in material breach or default of any of the property improvement plan requirements and terminating upon the delivery of notice from the franchisor or other evidence of satisfaction of the property improvement plan requirements acceptable to the lender that the borrower has cured the breach or default.

■
Property Improvement Plan. The Sheraton Raleigh Property is undergoing certain capital improvements as part of a four year property improvement program (“PIP”) in place as of the origination date of the Sheraton Raleigh Loan under the related franchise agreement.  The PIP contemplates significant renovations to the guestrooms and lobby in addition to other areas of the hotel and is expected to run through 2016. In conjunction with the PIP, the borrower under the Sheraton Raleigh Loan has created a five year FF&E budget with additional capital items totaling approximately $6.6 million.  The lender currently holds a cash reserve in the amount of $4,000,000 with respect to the FF&E budget, and the related loan agreement requires a monthly FF&E reserve.  We cannot assure you that the implementation of the PIP will not cause room disruption or have an adverse effect on the performance of the Sheraton Raleigh Property.

■
Lockbox and Cash Management.  The Sheraton Raleigh Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct each tenant to pay rent, and each credit card company which provides credit card services for the Sheraton Raleigh Property to pay their credit card receivables, to a lender-controlled lockbox account.  The loan documents also require that all revenues relating to the Sheraton

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHERATON RALEIGH

Raleigh Property and all other money received by the borrower or the property manager relating to the Sheraton Raleigh Property be deposited into the lockbox account or cash management account within one business day after receipt.  All amounts in the lockbox account are swept to the lender-controlled cash management account on a daily basis.  On each business day that neither an event of default under the Sheraton Raleigh Loan nor a Sheraton Raleigh Trigger Period is continuing, all funds in the cash management account in excess of the amount required to pay debt service and fund required reserves on the next due date will be remitted to an operating account designated and accessible by the borrower and pledged to the lender.  During the continuance of an event of default under the Sheraton Raleigh Loan, the lender may apply any funds in the cash management account to amounts payable under the Sheraton Raleigh Loan and/or toward the payment of expenses of the Sheraton Raleigh Property, in such order of priority as the lender may determine.

■
Property Management.  The Sheraton Raleigh Property is currently managed by NVHG Raleigh Hotel Operator, LLC pursuant to a management agreement.  Under the loan documents, the Sheraton Raleigh Property may not be managed by any other party, other than a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may replace or require the borrower to replace the property manager during the continuance of an event of default under the Sheraton Raleigh Loan, following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, during the continuance of a material default by the property manager under the management agreement after the expiration of any applicable cure periods, if the property manager files or is the subject of a petition in bankruptcy, if a trustee or receiver is appointed for the property manager’s assets, if the property manager makes an assignment for the benefit of creditors or if the property manager is adjudicated insolvent.

■
Mezzanine or Subordinate Indebtedness.  There is currently no mezzanine or subordinate indebtedness related to the Sheraton Raleigh Property.  The Sheraton Raleigh Loan documents permit mezzanine financing to the beneficial owners of the borrower from an entity that meets certain eligibility criteria set forth in the Sheraton Raleigh Loan documents and is an entity approved by the lender, provided that the mezzanine lender enters into an intercreditor agreement with the lender and that the approved mezzanine loan: (i) will be in an amount that when added to the Sheraton Raleigh Loan, will result in an aggregate loan-to-value ratio of the Sheraton Raleigh Property of no greater than 70% and (ii) will result in the Sheraton Raleigh Property having an aggregate debt service coverage ratio (immediately after giving effect to such mezzanine financing) of not less than 1.50x.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Sheraton Raleigh Property, plus eighteen months of rental loss and/or business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Sheraton Raleigh Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (not including the terrorism and earthquake components of that insurance), and if the cost of terrorism insurance exceeds that amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to contain a deductible that is approved by the lender, is no larger than is customary for similar policies covering similar properties in the geographic market in which the Sheraton Raleigh Property is located and is no larger than $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Sheraton Raleigh Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PARKWOOD PLAZA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Atlanta, Georgia	Cut-off Date Principal Balance		$20,573,674
Property Type	Office	Cut-off Date Principal Balance per SF		$97.54
Size (SF)	210,919	Percentage of Initial Pool Balance		2.4%
Total Occupancy as of 11/30/2012	82.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/30/2012	82.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	1989 / NAP	Mortgage Rate		4.1840%
Appraised Value	$30,200,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)(2)	Prism Office Holdings LLC
Underwritten Revenues	$4,278,779
Underwritten Expenses	$1,710,312	Escrows
Underwritten Net Operating Income (NOI)	$2,568,467		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,262,817	Taxes	$151,669	$37,917
Cut-off Date LTV Ratio	68.1%	Insurance	$0	$0
Maturity Date LTV Ratio	54.5%	Replacement Reserves	$0	$8,708
DSCR Based on Underwritten NOI / NCF	2.13x / 1.88x	TI/LC(3)	$0	$17,500
Debt Yield Based on Underwritten NOI / NCF	12.5% / 11.0%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$20,600,000	74.0%	Loan Payoff	$27,349,054	98.3%
Principal’s New Cash Contribution	7,220,901	26.0	Closing Costs	320,178	1.2
			Reserves	151,669	0.5

Total Sources	$27,820,901	100.0%	Total Uses	$27,820,901	100.0%

(1)	Prism Office Holdings LLC is the guarantor of the non-recourse carveouts under the Parkwood Plaza Loan.
(2)	The Parkwood Plaza Loan is Shari’ah compliant. See “Description of the Mortgage Pool—Shari’ah Compliant Lending Structure” in the Free Writing Prospectus.
(3)	TI/LC reserve is capped at $2,250,000.

The following table presents certain information relating to the tenants at the Parkwood Plaza Property:

Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
General Electric(2)	NR / Aa3 / AA+	146,340	69.4%	$3,557,645	85.0%	$24.31	8/31/2019	1, 5-year option
Conisus	NR / NR / NR	24,329	11.5	543,996	13.0	22.36	10/31/2014	NA
Gratus Capital Management	NR / NR / NR	3,741	1.8	83,158	2.0	22.23	2/28/2015	NA
All Owned Tenants		174,410	82.7%	$4,184,799	100.0%	$23.99
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant Spaces (Owned Space)		36,509	17.3	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		210,919	100.0%	$4,184,799	100.0%	$23.99

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	General Electric space includes 144,134 SF ($24.50 base rent per SF) and 2,206 SF of storage space ($11.95 base rent per SF).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARKWOOD PLAZA

The following table presents the lease rollover schedule at the Parkwood Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	24,329	11.5	11.5%	543,996	13.0	22.36	1
2015	3,741	1.8	13.3%	83,158	2.0	22.23	1
2016	0	0.0	13.3%	0	0.0	0.00	0
2017	0	0.0	13.3%	0	0.0	0.00	0
2018	0	0.0	13.3%	0	0.0	0.00	0
2019	146,340	69.4	82.7%	3,557,645	85.0	24.31	1
2020	0	0.0	82.7%	0	0.0	0.00	0
2021	0	0.0	82.7%	0	0.0	0.00	0
2022	0	0.0	82.7%	0	0.0	0.00	0
2023	0	0.0	82.7%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	82.7%	0	0.0	0.00	0
Vacant	36,509	17.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	210,919	100.0%		$4,184,799	100.0%	$23.99	3

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Parkwood Plaza Property:

Historical Leased %(1)

	2010	2011	TTM 10/31/2012
Owned Space	84.6%	87.8%	84.5%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Parkwood Plaza Property:

Cash Flow Analysis(1)

	2010	2011	TTM 10/31/2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,544,992	$4,140,798	$4,153,457	$4,184,799	$19.84
Overage Rent	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	624,386	2.96
Total Rent	$2,544,992	$4,140,798	$4,153,457	$4,809,185	$22.80
Total Reimbursables	262,870	231,698	147,607	8,712	0.04
Parking Income	0	0	0	0	0.00
Other Income(3)	45,579	58,887	54,379	61,504	0.29
Less Vacancy & Credit Loss	0	0	0	(624,386)	(2.96)
Effective Gross Income	$2,853,441	$4,431,383	$4,355,443	$4,278,779	$20.29

Total Operating Expenses	$1,688,481	$1,759,301	$1,631,564	$1,710,312	$8.11

Net Operating Income	$1,164,960	$2,672,082	$2,723,879	$2,568,467	$12.18
TI/LC	0	0	0	200,191	0.95
Capital Expenditures	0	0	0	105,460	0.50
Net Cash Flow	$1,164,960	$2,672,082	$2,723,879	$2,262,817	$10.73

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 11/30/2012 and rent steps through 8/31/2013.
(3)	Other Income includes other rental charges, including overtime Electric, Utility, HVAC charges and late fees.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SST STOCKADE SELF STORAGE PORTFOLIO PHASE II

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	6	Loan Seller	CGMRC
Location (City/State)	Various, South Carolina	Cut-off Date Principal Balance	$19,362,500
Property Type	Self Storage	Cut-off Date Principal Balance per SF	$45.27
Size (SF)	427,714	Percentage of Initial Pool Balance	2.3%
Total Occupancy as of 7/31/2012	82.2%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/31/2012	82.2%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various	Mortgage Rate	4.6100%
Appraised Value	$38,400,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	24
Borrower Sponsor(2)	Strategic Storage Trust Inc.
Underwritten Revenues	$3,561,289
Underwritten Expenses	$1,413,099	Escrows
Underwritten Net Operating Income (NOI)	$2,148,190	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,084,033	Taxes	$80,709	$26,903
Cut-off Date LTV Ratio	50.4%	Insurance	$15,656	$7,828
Maturity Date LTV Ratio(1)	41.3%	Replacement Reserves	$0	$5,346
DSCR Based on Underwritten NOI / NCF	1.80x / 1.75x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.1% / 10.8%	Other(3)	$135,653	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$19,362,500	48.7%	Purchase Price	$38,725,000	97.3%
Principal’s New Cash Contribution	19,954,380	50.1	Closing Costs	842,440	2.1
Other Sources	482,577	1.2	Reserves	232,017	0.6
Total Sources	$39,799,457	100.0%	Total Uses	$39,799,457	100.0%

(1)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $40,150,000. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value is 43.2%.
(2)	Strategic Storage Trust Inc. is the guarantor of the non-recourse carveouts under the SST Stockade Self Storage Portfolio Phase II Loan.
(3)	Upfront other reserve represents a deferred maintenance reserve of $135,653.

The following table presents certain information relating to the SST Stockade Self Storage Portfolio Phase II Properties:

Property Name	City	State	Allocated Cut-off Date Loan Amount	Total GLA	Occupancy(1)	Year Built	Year Renovated	UW NCF
1108 Stockade Lane	Mount Pleasant	SC	$8,000,000	173,433	75.9%	1997, 2007	NAP	$811,855
1951 Maybank Highway	Charleston	SC	3,362,500	65,140	88.7%	1986	1996	432,650
1904 North Highway 17	Mount Pleasant	SC	3,350,000	61,565	89.7%	1995	NAP	334,137
1533 Ashley River Road	Charleston	SC	1,650,000	46,300	87.4%	2007	NAP	205,487
1117 Bowman Road	Mount Pleasant	SC	1,500,000	38,110	92.3%	1990	NAP	171,407
2343 Savannah Highway	Charleston	SC	1,500,000	43,165	72.3%	1975, 1988, 2001	2011	128,498
Total / Wtd. Avg. Portfolio			$19,362,500	427,714	82.2%			$2,084,033

(1)	Occupancy as of July 31, 2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SST STOCKADE SELF STORAGE PORTFOLIO PHASE II

The following table presents certain information relating to historical leasing at the SST Stockade Self Storage Portfolio Phase II Properties:

Historical Leased %(1)
	2010	2011	2012
1108 Stockade Lane	53.7%	63.2%	75.2%
1951 Maybank Highway	68.3%	80.8%	87.3%
1904 North Highway 17	61.4%	73.9%	86.1%
1533 Ashley River Road	68.5%	79.5%	84.2%
1117 Bowman Road	65.7%	76.8%	85.2%
2343 Savannah Highway	48.0%	41.8%	70.0%

(1)	As provided by the borrower.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the SST Stockade Self Storage Portfolio Phase II Properties:

Cash Flow Analysis(1)

	2010	2011	TTM 8/31/2012	Underwritten	Underwritten $ per SF
Base Rent	$2,978,349	$3,057,600	$3,274,824	$3,755,075	$8.78
Gross Up Vacancy	0	0	0	830,628	1.94
Total Rent Revenue	$2,978,349	$3,057,600	$3,274,824	$4,585,703	$10.72
Other Rental Revenue	130,596	127,336	141,373	157,142	0.37
Less Vacancy & Credit Loss	(13,334)	(12,630)	(9,108)	(1,181,555)	(2.76)
Effective Gross Income	$3,095,611	$3,172,306	$3,407,089	$3,561,289	$8.33

Total Operating Expenses	$1,130,541	$1,178,395	$1,223,281	$1,413,099	$3.30

Net Operating Income	$1,965,070	$1,993,911	$2,183,808	$2,148,190	$5.02
Replacement Reserves	0	0	0	64,157	0.15
Net Cash Flow	$1,965,070	$1,993,911	$2,183,808	$2,084,033	$4.87

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the adjusted in-place cash flows.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ONE TECHNOLOGY PLAZA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		AMF I
Location (City/State)	Peoria, Illinois	Cut-off Date Principal Balance		$16,473,983
Property Type	Office	Cut-off Date Principal Balance per SF		$111.15
Size (SF)	148,216	Percentage of Initial Pool Balance		1.9%
Total Occupancy as of 10/1/2012	96.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/1/2012	95.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	1999-2001 / NAP	Mortgage Rate		4.8700%
Appraised Value(1)	$22,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		300
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(2)	Adam M. Levine, Leonard G. Levine and the Levine Family Limited Partnership
Underwritten Revenues	$3,227,156
Underwritten Expenses	$1,506,031	Escrows
Underwritten Net Operating Income (NOI)	$1,721,126		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,558,665	Taxes	$180,144	$36,029
Cut-off Date LTV Ratio	72.6%	Insurance	$14,735	$4,447
Maturity Date LTV Ratio	54.1%	Replacement Reserves	$0	$2,596
DSCR Based on Underwritten NOI / NCF	1.51x / 1.36x	TI/LC(3)	$400,000	$14,167
Debt Yield Based on Underwritten NOI / NCF	10.4% / 9.5%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,500,000	100.0%	Loan Payoff	$15,375,072	93.2%
			Reserves	594,878	3.6
			Closing Costs	418,392	2.5
			Principal Equity Distribution	111,658	0.7
Total Sources	$16,500,000	100.0%	Total Uses	$16,500,000	100.0%

(1)	The Appraised Value excludes the 7,523 square foot suite owned and occupied by the County of Peoria. This space does not serve as collateral for the One Technology Plaza Loan.
(2)	Adam Levine and Leonard Levine are the guarantors of the non-recourse carveouts under the One Technology Plaza Loan.
(3)	TI/LC reserve capped at $1,000,000.

The following table presents certain information relating to the tenants at the One Technology Plaza Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
U.S. Attorney (GSA)	AAA / Aaa / AA+	21,631	14.6%	$676,725	26.1%	$31.28	7/31/2022	NA
Robert Morris University	NR / NR / NR	31,598	21.3	429,777	16.6	13.60	12/31/2021	1, 5-year option
City of Peoria	NR / NR / NR	19,602	13.2	382,035	14.7	19.49	6/30/2015	NA
Caterpillar, Inc.	A / A2 / A	31,110	21.0	350,028	13.5	11.25	6/14/2014	NA
FBI (GSA)	AAA / Aaa / AA+	5,435	3.7	202,415	7.8	37.24	1/31/2022	NA
The Office of Comptroller	NR / NR / NR	6,815	4.6	187,759	7.2	27.55	11/30/2020	2, 5-year options
Howard & Howard	NR / NR / NR	12,493	8.4	174,902	6.7	14.00	10/31/2017	NA
Wells Fargo	AA- / A2 / A+	4,567	3.1	53,150	2.0	11.64	1/31/2017	4, 5-year options
Jimmy John’s	NR / NR / NR	2,138	1.4	39,054	1.5	18.27	4/30/2017	1, 5-year option
Heartland Bank	NR / NR / NR	2,572	1.7	37,294	1.4	14.50	10/14/2014	2, 5-year options
Ten Largest Owned Tenants		137,961	93.1%	$2,533,139	97.6%	$18.36
Remaining Owned Tenants		3,986	2.7	62,369	2.4	15.65
Vacant Spaces		6,269	4.2	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		148,216	100.0%	$2,595,508	100.0%	$18.29

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ONE TECHNOLOGY PLAZA

The following table presents the lease rollover schedule at the One Technology Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	35,192	23.7	23.7%	412,601	15.9	11.72	3
2015	22,078	14.9	38.6%	411,925	15.9	18.66	2
2016	0	0.0	38.6%	0	0.0	0.00	0
2017	19,198	13.0	51.6%	267,106	10.3	13.91	3
2018	0	0.0	51.6%	0	0.0	0.00	0
2019	0	0.0	51.6%	0	0.0	0.00	0
2020	6,815	4.6	56.2%	187,759	7.2	27.55	1
2021	31,598	21.3	77.5%	429,777	16.6	13.60	1
2022	27,066	18.3	95.8%	879,140	33.9	32.48	2
2023	0	0.0	95.8%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	95.8%	7,200	0.3	0.00	1
Vacant	6,269	4.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	148,216	100.0%		$2,595,508	100.0%	$18.29	13

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the One Technology Plaza Property:

Historical Leased %(1)
	2009	2010	2011
Owned Space	91.1%	89.1%	89.2%

(1)	As provided by the borrower and reflects occupancy as of 12/9/2009, 10/10/2010 and 12/31/2011.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the One Technology Plaza Property:

Cash Flow Analysis(1)
	2009	2010	2011	YTD 9/30/2012(2)	Underwritten(3)	Underwritten $ per SF
Base Rent	$2,695,102	$2,543,325	$2,424,513	$2,467,271	$2,595,508	$17.51
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	76,532	0.52
Total Rent	$2,695,102	$2,543,325	$2,424,513	$2,467,271	$2,672,040	$18.03
Total Reimbursables	889,056	679,302	747,072	712,509	807,645	5.45
Other Income(4)	11,845	10,115	8,507	9,132	9,132	0.06
Less Vacancy & Credit Loss	0	0	0	0	(261,661)	(1.77)
Effective Gross Income	$3,596,003	$3,232,742	$3,180,092	$3,188,912	$3,227,156	$21.77

Total Operating Expenses	$1,205,106	$1,405,757	$1,426,534	$1,361,492	$1,506,031	$10.16

Net Operating Income	$2,390,897	$1,826,985	$1,753,558	$1,827,420	$1,721,126	$11.61
TI/LC	0	0	0	0	131,313	0.89
Capital Expenditures	0	0	0	0	31,148	0.21
Net Cash Flow	$2,390,897	$1,826,985	$1,753,558	$1,827,420	$1,558,665	$10.52

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Year to date cash flow annualized.
(3)	Underwritten cash flow based on contractual rents as of 10/1/2012.
(4)	Includes miscellaneous income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PALM AIRE MARKETPLACE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	MC-Five Mile
Location (City/State)	Pompano Beach, Florida		Cut-off Date Principal Balance	$15,861,600
Property Type	Retail		Cut-off Date Principal Balance per SF	$113.05
Size (SF)	140,312		Percentage of Initial Pool Balance	1.8%
Total Occupancy as of 11/8/2012	87.9%		Number of Related Mortgage Loans	None
Owned Occupancy as of 11/8/2012	87.9%		Type of Security	Fee Simple
Year Built / Latest Renovation	1977 / 1997		Mortgage Rate	4.4500%
Appraised Value	$21,200,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	360
			Original Interest Only Period (Months)	NAP
			Borrower Sponsor(1)	Jack D. Cohen, Elchonon Schwartz and Simon Singer
Underwritten Revenues	$2,456,090
Underwritten Expenses	$914,978	Escrows
Underwritten Net Operating Income (NOI)	$1,541,113		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,477,511	Taxes	$68,393	$34,196
Cut-off Date LTV Ratio	74.8%	Insurance	$11,724	$3,908
Maturity Date LTV Ratio	60.5%	Replacement Reserves(2)	$115,000	$2,339
DSCR Based on Underwritten NOI / NCF	1.60x / 1.54x	TI/LC(3)	$1,104,750	$0
Debt Yield Based on Underwritten NOI / NCF	9.7% / 9.3%	Other(4)	$722,214	$0

Sources & Uses
Sources	$	%	Uses	$	%
Loan Amount	$15,900,000	69.5%	Purchase Price	$19,920,000	87.0%
Principal’s New Cash Contribution	6,989,598	30.5	Reserves	2,022,081	8.8
			Closing Costs	947,517	4.1
Total Sources	$22,889,598	100.0%	Total Uses	$22,889,598	100.0%

(1)	Jack D. Cohen, Elchonon Schwartz and Simon Singer are the guarantors of the non-recourse carveouts under the Palm Aire Marketplace Loan.
(2)
Replacement reserve cap amount is defined as: (a) $250,000 until six years from the origination date, and (b) $325,000 as of the December 2012 due date until the borrower has fully completed the replacement of the property’s roof, and (c) thereafter $150,000. Notwithstanding the foregoing, upon the lender’s verification that the borrower has replaced the entire roof, the replacement reserve cap will be thereafter $150,000.

(3)
The TI/LC reserve balance is currently $1.1 million. Once the TI/LC reserve balance has been drawn down to below $250,000, $6,431 will be collected monthly until the account’s balance is equal to or greater than $500,000.

(4)
Other reserves are comprised of a $415,000 common area upgrade reserve, a $220,000 Winn-Dixie extension reserve, and an $87,214 Amscot reserve (used for TI/LC expenses and free rent associated with the lease).

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at Palm Aire Marketplace:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Winn-Dixie	NR / B2 / B	51,703	36.8%	Yes	$672,228	$13.00	6/24/2025	$230	5.6%	6, 5-year options
Total Anchors		51,703	36.8%

Jr. Anchors
CVS	BBB+ / Baa2 / BBB+	11,200	8.0%	Yes	$300,710	$26.85	5/3/2020	$683	3.9%	4, 5-year options
Total Jr. Anchors		11,200	8.0%

Occupied In-line		60,385	43.0%	Yes	$1,571,337	$26.02
Vacant Spaces		17,024	12.1%	Yes	$0	$0.00
Total Owned SF		140,312	100.0%
Total SF		140,312	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Winn-Dixie sales are as of 12/31/2011 and CVS’ sales are TTM sales ending April 2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PALM AIRE MARKETPLACE

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at Palm Aire Marketplace:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost	Renewal / Extension Options
Winn-Dixie	NR / B2 / B	51,703	36.8%	$400,698	22.2%	$7.75	6/24/2025	$230	5.6%	6, 5-year options
CVS	BBB+ / Baa2 / BBB+	11,200	8.0	240,016	13.3	21.43	5/3/2020	$683	3.9%	4, 5-year options
JPMorgan Chase	A+ / Aa3 / A+	4,548	3.2	114,480	6.3	25.17	1/31/2023	NA	NA	2, 5-year options
Bank of America	A / A3 / A	2,500	1.8	90,200	5.0	36.08	2/28/2019	NA	NA	3, 10-year options
Dollar Tree	NR / NR / NR	7,500	5.3	90,000	5.0	12.00	1/31/2016	NA	NA	NA
Rotelli Pizza & Pasta	NR / NR / NR	2,555	1.8	82,501	4.6	32.29	4/30/2018	$498	7.8%	NA
McDonalds	A / A2 / A	4,022	2.9	81,675	4.5	20.31	2/7/2020	NA	NA	4, 5-year options
Ruby Tuesday	NR / B3 / B	5,411	3.9	72,600	4.0	13.42	12/31/2023	NA	NA	4, 5-year options
Humana Medical Plan	NR / NR / A-	2,950	2.1	66,670	3.7	22.60	7/11/2014	NA	NA	NA
Rainbow Women’s	NR / NR / NR	2,925	2.1	55,575	3.1	19.00	1/31/2016	$157	15.9%	NA
Ten Largest Owned Tenants		95,314	67.9%	$1,294,415	71.7%	$13.58
Remaining Owned Tenants		27,974	19.9	509,796	28.3	18.22
Vacant Spaces (Owned Space)		17,024	12.1	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		140,312	100.0%	$1,804,211	100.0%	$14.63

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include non-owned tenants.
(3)
Winn-Dixie sales are as of 12/31/2011. CVS’ sales are TTM sales ending April 2012 and Simply Fashions, and Rainbow Women’s sales are TTM sales ending July 2012. The five other tenants who report their sales (Simply Fashions, Sally Beauty Supply, China Star, Crazy Greek, and Nail Fever II) had average sales of $152 per square foot based on TTM sales ending in various months in 2012.

The following table presents certain information relating to the lease rollover schedule at Palm Aire Marketplace:

Lease Expiration Schedule

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	3,882	2.8	2.8%	37,888	2.1	9.76	1
2014	6,050	4.3	7.1%	148,893	8.3	24.61	4
2015	2,800	2.0	9.1%	49,875	2.8	17.81	2
2016	13,169	9.4	18.5%	200,455	11.1	15.22	4
2017	12,139	8.7	27.1%	206,980	11.5	17.05	6
2018	5,864	4.2	31.3%	160,452	8.9	27.36	3
2019	2,500	1.8	33.1%	90,200	5.0	36.08	1
2020	15,222	10.8	43.9%	321,691	17.8	21.13	2
2021	0	0.0	43.9%	0	0.0	0.00	0
2022	0	0.0	43.9%	0	0.0	0.00	0
2023	9,959	7.1	51.0%	187,080	10.4	18.79	2
2024 & Thereafter	51,703	36.8	87.9%	400,698	22.2	7.75	1
Vacant	17,024	12.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	140,312	100.0%		$1,804,211	100.0%	$14.63	26

The following table presents certain information relating to historical leasing at Palm Aire Marketplace:

Historical Leased %(1)
	2009(2)	2010(2)	2011(2)	As of 11/8/2012
Owned Space	88.4%	86.0%	82.8%	87.9%

(1)	As provided by the borrower.
(2)	Represents average occupancy as of December 31 for the indicated year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PALM AIRE MARKETPLACE

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at Palm Aire Marketplace:

Cash Flow Analysis(1)

	2009	2010	2011	Underwritten	Underwritten $ per SF
Base Rent	$1,794,413	$1,725,632	$1,684,630	$1,804,211	$12.86
Gross Up Vacancy	0	0	0	230,812	1.64
Less: Bad Debt	0	4,458	(7,710)	0	0.00
Less: Mark-to-Market	0	0	0	(29,155)	(0.21)
Total Rent	$1,794,413	$1,730,090	$1,676,920	$2,005,868	$14.30
Total Reimbursables	847,766	832,255	713,953	717,922	5.12
Other Income (3)	6,906	1,629	1,008	1,000	0.01
Vacancy & Credit Loss	0	0	0	(268,700)	(1.92)
Effective Gross Income	$2,649,085	$2,563,973	$2,391,881	$2,456,090	$17.50

Total Operating Expenses	$1,050,388	$934,772	$877,246	$914,978	$6.52

Net Operating Income	$1,598,698	$1,629,201	$1,514,636	$1,541,113	$10.98
TI/LC	3,317	0	0	35,540	0.25
Capital Expenditures	9,107	32,508	37,276	28,062	0.20
Net Cash Flow	$1,586,273	$1,596,693	$1,477,360	$1,477,511	$10.53

(1)
Certain items such as prior year real estate tax and CAM reimbursements included in the 2009, 2010 and 2011 financial statements have been reallocated so that they are now included in the appropriate/relevant financial reporting period. The UW base rent includes Amscot (a tenant who occupies 1,809 square feet) who is expected to begin paying rent in February 2013. Any free rent during the period from origination until the time when Amscot begins paying rent has been reserved for by MC-Five Mile.

(2)	Underwritten cash flow based on the 11/8/2012 rent roll with rent steps through 6/30/2013.
(3)	Other Income includes, but is not limited to the following: late fees, clothing bin income, payphone commissions, sales tax commissions, and miscellaneous income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

701 TECHNOLOGY DRIVE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Canonsburg, Pennsylvania	Cut-off Date Principal Balance		$15,760,426
Property Type	Office	Cut-off Date Principal Balance per SF		$78.50
Size (SF)	200,778	Percentage of Initial Pool Balance		1.8%
Total Occupancy as of 10/1/2012	97.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/1/2012	97.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	1994 / NAP	Mortgage Rate		4.2850%
Appraised Value	$23,300,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	NAP
		Borrower Sponsor(1)	Richard M. Erenberg and
				Douglas E. Engel
Underwritten Revenues	$2,828,862
Underwritten Expenses	$1,015,330	Escrows
Underwritten Net Operating Income (NOI)	$1,813,532		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,623,202	Taxes	$54,603	$18,201
Cut-off Date LTV Ratio	67.6%	Insurance	$12,184	$1,741
Maturity Date LTV Ratio	54.4%	Replacement Reserves	$0	$4,205
DSCR Based on Underwritten NOI / NCF	1.94x / 1.73x	TI/LC(2)	$1,300,000	$0
Debt Yield Based on Underwritten NOI / NCF	11.5% / 10.3%	Other(3)	$41,875	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$15,800,000	100.0%	Loan Payoff	$6,962,079	44.1%
			Principal Equity Distribution	7,180,584	45.4
			Reserves	1,408,662	8.9
			Closing Costs	248,676	1.6
Total Sources	$15,800,000	100.0%	Total Uses	$15,800,000	100.0%

(1)	Richard M. Erenberg and Douglas E. Engel are the guarantors of the non-recourse carveouts under the 701 Technology Drive Loan.
(2)
$1,300,000 upfront TI/LC reserve (capped at $1,300,000) is to be utilized for 183,752 SF of expiring leases in 2016 and 2017. If TI/LC reserves drop below $1,300,000, monthly reserves are required to be paid on each due date in an amount of $18,750. The borrower may utilize up to $100,000 of this reserve for TI/LCs with respect to the MTM and vacant space. If (1) the borrower extends either the 48,550 SF Apria Healthcare, Inc. lease or the 43,794 SF Aker Construction lease until no earlier than 2026 at equal or greater economic terms and (2) the other five leases expiring in 2016 and 2017 (including whichever of the Apria lease or the Aker Construction lease that is not extended to 2026) are extended for a period of not less than five years at equal or greater economic terms to the existing tenants or to acceptable replacement tenants, the lender will reduce the reserve balance cap to $775,000, and the monthly escrow will be reduced to $13,000.

(3)	Other reserves represent a deferred maintenance reserve ($41,875).

The following table presents certain information relating to the tenants at the 701 Technology Drive Property:

Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Apria Healthcare, Inc.	NR / NR / B+	48,550	24.2%	$849,625	31.2%	$17.50	11/30/2016	1, 5-year option
Kvaerner NAC, Inc. (dba Aker Construction)	NR / NR / NR	48,973	24.4	826,879	30.3	16.88	(2)	1, 5-year option
SciCan	NR / NR / NR	33,094	16.5	324,321	11.9	9.80	7/31/2017	2, 5-year options
Heeter Printing Company(3)	NR / NR / NR	30,690	15.3	207,464	7.6	6.76	9/30/2016	2, 3-year options
GAI Consultants	NR / NR / NR	7,818	3.9	144,633	5.3	18.50	11/30/2016	2, 5-year options
Pittsburgh Post Gazette	NR / NR / NR	14,100	7.0	133,944	4.9	9.50	10/31/2017	NA
Metso Minerals	NR / NR / NR	5,706	2.8	108,414	4.0	19.00	6/30/2017	1, 5-year option
CC Realty Advisors, Ltd (Management Company)	NR / NR / NR	4,600	2.3	87,400	3.2	19.00	12/31/2014	NA
Fives N. American Combustion	NR / NR / NR	2,065	1.0	37,170	1.4	18.00	MTM	NA
GAI Consultants (Storage Space)	NR / NR / NR	654	0.3	7,200	0.3	11.01	6/30/2015	NA
All Owned Tenants		196,250	97.7%	$2,727,050	100.0%	$13.90
Remaining Tenants		0	0.0	0	0.0	0.00
Vacant Spaces		4,528	2.3	0	0.0	0.00
Total / Wtd. Avg. All Tenants		200,778	100.0%	$2,727,050	100.0%	$13.90

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Kvaerner NAC, Inc. (dba Aker Construction) has 43,794 SF ($18.00 base rent per SF) expiring on 12/31/2016 and 5,179 SF ($7.45 base rent per SF) on a month-to-month basis.
(3)	Heeter Printing Company has a one time termination right at the end of the 36th month of the lease (September 2014) with 9 months notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

701 TECHNOLOGY DRIVE

The following table presents the lease rollover schedule at the 701 Technology Drive Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	7,244	3.6%	3.6%	$75,757	2.8%	$10.46	2
2013	0	0.0	3.6%	0	0.0	0.00	0
2014	4,600	2.3	5.9%	87,400	3.2	19.00	1
2015	654	0.3	6.2%	7,200	0.3	11.01	1
2016	130,852	65.2	71.4%	1,990,014	73.0	15.21	4
2017	52,900	26.3	97.7%	566,679	20.8	10.71	3
2018	0	0.0	97.7%	0	0.0	0.00	0
2019	0	0.0	97.7%	0	0.0	0.00	0
2020	0	0.0	97.7%	0	0.0	0.00	0
2021	0	0.0	97.7%	0	0.0	0.00	0
2022	0	0.0	97.7%	0	0.0	0.00	0
2023	0	0.0	97.7%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	97.7%	0	0.0	0.00	0
Vacant	4,528	2.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	200,778	100.0%		$2,727,050	100.0%	$13.90	11

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the 701 Technology Drive Property:

Historical Leased %(1)
	2009	2010	2011	TTM 10/31/2012
Owned Space	73.0%	73.5%	85.5%	97.0%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 701 Technology Drive Property:

Cash Flow Analysis(1)
	2010	2011	TTM 10/31/2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,919,464	$1,878,816	$2,477,925	$2,727,050	$13.58
Overage Rent	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	46,800	0.23
Total Rent	$1,919,464	$1,878,816	$2,477,925	$2,773,851	$13.82
Total Reimbursables	121,765	141,481	166,828	219,654	1.09
Parking Income	0	0	0	0	0.00
Other Income(3)	69,718	744	4,782	0	0.00
Less Vacancy & Credit Loss	0	0	0	(164,643)	(0.82)
Effective Gross Income	$2,110,946	$2,021,041	$2,649,535	$2,828,862	$14.09

Total Operating Expenses	$869,004	$888,805	$990,186	$1,015,330	$5.06

Net Operating Income	$1,241,942	$1,132,236	$1,659,349	$1,813,532	$9.03
TI/LC	0	0	0	139,870	0.70
Capital Expenditures	0	0	0	50,460	0.25
Net Cash Flow	$1,241,942	$1,132,236	$1,659,349	$1,623,202	$8.08

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 10/1/2012 and rent steps through 8/31/2013.
(3)	2010 Other Income includes one-time mineral payment from Range Resources (per the borrower).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ONE CASTLE HILL

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Castle Hills, Texas	Cut-off Date Principal Balance		$13,250,000
Property Type	Office	Cut-off Date Principal Balance per SF		$84.20
Size (SF)	157,368	Percentage of Initial Pool Balance		1.5%
Total Occupancy as of 11/1/2012	86.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/1/2012	86.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	1981 / 2007	Mortgage Rate		4.5000%
Appraised Value	$18,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	12
		Borrower Sponsor(2)	Highland Resources, Inc.
Underwritten Revenues	$2,755,795
Underwritten Expenses	$1,560,903	Escrows
Underwritten Net Operating Income (NOI)	$1,194,892		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,006,158	Taxes	$69,354	$34,677
Cut-off Date LTV Ratio	70.9%	Insurance	$3,912	$1,956
Maturity Date LTV Ratio	58.0%	Replacement Reserves	$0	$1,967
DSCR Based on Underwritten NOI / NCF	1.48x / 1.25x	TI/LC(3)	$0	$15,168
Debt Yield Based on Underwritten NOI / NCF(1)	10.7% / 9.0%	Other(4)	$2,387,125	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$13,250,000	61.1%	Purchase Price	$18,700,000	86.3%
Principal’s New Cash Contribution	7,352,601	33.9	Reserves	2,460,391	11.4
Other Sources	1,067,955	4.9	Closing Costs	510,166	2.4
Total Sources	$21,670,556	100.0%	Total Uses	$21,670,556	100.0%

(1)
Debt Yield on Underwritten NOI / NCF is calculated based upon the reduction of the principal balance of the mortgage loan by a cash reserve (the “Earnout Reserve”) in the amount of $2,071,000. The Earnout Reserve will be released when Webster University (tenant has signed lease but has not yet taken occupancy) has received all the necessary approvals, produces a clean estoppel and has relinquished all contingency rights. In the event Webster does not take occupancy of its space, funds will be released no more frequently than once every 90 days in the minimum disbursement amount of $250,000, provided the debt yield (based on net cash flow) is at least 9.0% after the disbursement and the disbursement is made prior to November 8, 2014. Any amounts held in the Earnout Reserve after November 8, 2014  will continue to be held as additional collateral until maturity of the loan. Debt Yield on Underwritten NOI / NCF without reducing the principal balance by the Earnout Reserve amount are 9.0% and 7.6%, respectively.

(2)	Highland Resources, Inc. is the guarantor of the non-recourse carveouts under the One Castle Hill Loan.
(3)	TI/LC reserve is capped at $365,000.
(4)
Other reserves include: (i) Earnout Reserve ($2,071,000) for additional lease-up at the property, (ii) Webster University Leasing Reserve ($297,000) for tenant improvements and leasing conditions associated with the Webster space, and (iii) Packard Law Firm Rent Abatement Reserve ($19,125) for free rent associated with Packard Law Firm.

The following table presents certain information relating to the single tenant at the One Castle Hill Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Abby Office Centers	NR / NR / NR	15,543	9.9%	$322,517	11.5%	$20.75	4/30/2015	2, 5-year options
HEB Federal Credit Union	NR / NR / NR	12,669	8.1	266,052	9.5	21.00	5/31/2016	1, 5-year option
Farmers Insurance	NR / NR / NR	13,630	8.7	286,236	10.2	21.00	6/30/2016	2, 5-year options
Webster University(2)	NR / NR / NR	10,504	6.7	230,248	8.2	21.92	12/31/2018	1, 5-year option
TTI (State agency) (3)	NR / NR / NR	5,379	3.4	110,268	3.9	20.50	5/31/2016	NA
Stream Realty Partners	NR / NR / NR	4,608	2.9	101,376	3.6	22.00	1/31/2014	NA
Human Capital International	NR / NR / NR	4,072	2.6	85,512	3.0	21.00	2/28/2017	1, 5-year option
HEI Systems & Solutions	NR / NR / NR	4,070	2.6	85,476	3.0	21.00	2/28/2015	NA
Raytheon Pikewerks	A- / A3 / A-	3,883	2.5	85,426	3.0	22.00	6/30/2013	1, 90-day option
Cobb, Fendley & Associates	NR / NR / NR	3,497	2.2	73,437	2.6	21.00	7/31/2016	1, 5-year option
Ten Largest Owned Tenants		77,855	49.5%	$1,646,548	58.6%	$21.15
Remaining Owned Tenants		58,596	37.2	1,164,209	41.4	19.87
Vacant		20,917	13.3	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		157,368	100.0%	$2,810,757	100.0%	$20.60

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Webster University has a signed lease and is not yet in physical occupancy. Webster may terminate its lease if it does not receive required approvals by the Texas Workforce Commission and the Texas Higher Education Coordinating Board by February 13, 2013.

(3)	TTI may terminate its lease at any time with 60 days’ notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ONE CASTLE HILL

The following table presents the lease rollover schedule at the One Castle Hill Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	1,282	0.8%	0.8%	$26,922	1.0%	$21.00	1
2013	8,322	5.3	6.1%	183,502	6.5	22.05	5
2014	11,703	7.4	13.5%	256,165	9.1	21.89	5
2015	39,384	25.0	38.6%	826,199	29.4	20.98	14
2016	43,811	27.8	66.4%	926,776	33.0	21.15	10
2017	10,873	6.9	73.3%	224,223	8.0	20.62	5
2018	14,062	8.9	82.3%	268,497	9.6	19.09	2
2019	1,431	0.9	83.2%	31,488	1.1	22.00	1
2020	3,928	2.5	85.7%	30,576	1.1	7.78	1
2021	0	0.0	85.7%	0	0.0	0.00	0
2022	1,655	1.1	86.7%	36,410	1.3	22.00	1
2023	0	0.0	86.7%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	86.7%	0	0.0	0.00	0
Vacant	20,917	13.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	157,368	100.0%		$2,810,757	100.0%	$20.60	45

(1)	Calculated based on approximate square footage by each Owned Tenant.

The following table presents certain information relating to historical leasing at the One Castle Hill Property:

Historical Leased %(1)

	2009	2010	2011	As of 11/1/2012
Owned Space	86.6%	97.1%	95.5%	86.7%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the One Castle Hill Property:

Cash Flow Analysis(1)

	2010	2011	TTM 9/30/2012	Underwritten(2)	Underwritten $ per SF
Base Rent(3)	$2,930,258	$3,068,171	$2,882,135	$2,810,757	$17.86
Contractual Rent Steps	0	0	0	132,553	0.84
Total Rent	$2,930,258	$3,068,171	$2,882,135	$3,355,140	$21.32
Total Reimbursables	83,590	111,155	164,193	16,057	0.10
Other Income	62,864	54,890	40,964	80,986	0.51
Less Vacancy & Credit Loss(4)	0	0	0	(696,388)	(4.43)
Effective Gross Income	$3,076,712	$3,234,216	$3,087,292	$2,755,795	$17.51

Total Operating Expenses	$1,479,782	$1,561,795	$1,548,579	$1,560,903	$9.92
Net Operating Income	$1,596,930	$1,672,421	$1,538,713	$1,194,892	$7.59
TI/LC	0	0	0	165,130	1.05
Capital Expenditures	0	0	0	23,605	0.15
Net Cash Flow	$1,596,930	$1,672,421	$1,538,713	$1,006,158	$6.39

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rent as of 11/1/2012 and rent steps through 8/31/2013.
(3)
Underwritten base rent includes income associated with Webster University, a tenant which has signed a lease but has not yet taken occupancy of its space. Webster University is expected to take occupancy in February 2013.

(4)
The underwritten vacancy accounts for the in-place economic vacancy, as well as three tenants representing 13,015 SF (8.3% of GLA; 10.1% of underwritten base rent).  Webster University (6.7% of GLA; 8.2% of underwritten base rent) has signed a lease but has not yet taken occupancy of its space.  Intersteel Corp (0.8% of GLA; 1.0% of underwritten base rent) had a lease that expired on 12/31/2012, however, they executed an amendment to extend their lease through 12/31/2013.  Richard W. Bauer (0.8% of GLA; 0.9% of underwritten base rent) has a lease that expires on 5/31/2015, but the tenant recently filed for bankruptcy.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ARBOR VILLAGE APARTMENTS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Ann Arbor, Michigan	Cut-off Date Principal Balance	$12,158,652
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$51,302.33
Size (Units)	237	Percentage of Initial Pool Balance	1.4%
Total Occupancy as of 11/7/2012	97.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 11/7/2012	97.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	1963-1965 / NAP	Mortgage Rate	4.5400%
Appraised Value	$16,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(1)	Bradley Hayosh
Underwritten Revenues	$2,475,290
Underwritten Expenses	$1,276,863	Escrows
Underwritten Net Operating Income (NOI)	$1,198,427	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,097,939	Taxes	$235,191	$33,599
Cut-off Date LTV Ratio	73.7%	Insurance	$15,296	$5,099
Maturity Date LTV Ratio	59.8%	Replacement Reserves	$0	$8,374
DSCR Based on Underwritten NOI / NCF	1.61x / 1.47x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.9% / 9.0%	Other(2)	$204,175	$0

Sources	$	%	Uses	$	%
Loan Amount	$12,187,500	95.5%	Loan Payoff	$12,000,175	94.0%
Principal Equity Contribution	549,916	4.3	Reserves	454,662	3.6
Other	27,500	0.2	Closing Costs	310,079	2.4

Total Sources	$12,764,916	100.0%	Total Uses	$12,764,916	100.0%

(1)	Bradley Hayosh is the guarantor of the non-recourse carveouts under the Arbor Village Apartments Loan.
(2)	Other reserve represents a deferred maintenance reserve ($204,175).

The following table presents certain information relating to the units and rent at the Arbor Village Apartments Property:

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Yearly Market Rent	Monthly Actual Rent per Unit	Yearly Actual Rent
1 Bed / 1 Bath	49	660	$795	$467,460	$683	$401,400
1 Bed / 1 Bath LX	8	1,040	900	86,400	821	78,780
2 Bed / 1 Bath	74	866	840	745,920	780	692,760
2 Bed / 2 Bath	54	1,033	890	576,720	809	523,992
2 Bed / 2 Bath LX	17	1,300	1,075	219,300	1,033	210,684
3 Bed / 2 Bath	19	1,228	980	223,440	933	212,640
3 Bed / 2 Bath LX	16	1,500	1,200	230,400	1,158	222,360
Total / Wtd. Avg.	237	970	$896	$2,549,640	$824	$2,342,616

Source: As provided by the borrower.

The following table presents certain information relating to historical leasing at the Arbor Village Apartments Property:

Historical Leased %(1)
	2010(2)	2011(2)	As of 11/7/2012
Owned Space	95.3%	97.1%	97.9%

(1)	As provided by the borrower.
(2)	Occupancy is as of December 31 for the specified year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ARBOR VILLAGE APARTMENTS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Arbor Village Apartments Property:

Cash Flow Analysis(1)

	2009	2010	2011	TTM 9/30/2012	Underwritten(2)	Underwritten $ per Unit
Base Rent	$2,147,248	$2,262,298	$2,089,603	$2,202,633	$2,342,616	$9,884.46
Other Income	70,204	135,622	189,279	193,736	193,736	817.45
Total Rent Revenue	$2,217,452	$2,397,920	$2,278,882	$2,396,369	$2,536,352	$10,701.91
Utility Reimbursements	58,460	56,952	61,597	65,756	65,756	277.45
Economic Vacancy & Credit Loss	0	0	0	0	(126,818)	(535.10)
Effective Gross Income	$2,275,912	$2,454,872	$2,340,479	$2,462,125	$2,475,290	$10,444.26

Total Operating Expenses	$1,327,152	$1,282,923	$1,236,794	$1,278,414	$1,276,863	$5,387.61

Net Operating Income	$948,760	$1,171,949	$1,103,685	$1,183,711	$1,198,427	$5,056.65
Replacement Reserves	0	0	0	0	100,488	424.00
Net Cash Flow	$948,760	$1,171,949	$1,103,685	$1,183,711	$1,097,939	$4,632.65

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 10/16/2012 rent roll.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

601 WEST MAIN

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Spokane, Washington	Cut-off Date Principal Balance	$11,968,711
Property Type	Office	Cut-off Date Principal Balance per SF	$69.84
Size (SF)	171,368	Percentage of Initial Pool Balance	1.4%
Total Occupancy as of 11/1/2012	84.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 11/1/2012	84.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	1973 / 2008	Mortgage Rate	4.1000%
Appraised Value	$17,700,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(2)	John S. Ziegler
Underwritten Revenues	$2,755,140
Underwritten Expenses	$1,246,797	Escrows
Underwritten Net Operating Income (NOI)	$1,508,344	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,257,196	Taxes	$36,807	$18,404
Cut-off Date LTV Ratio	67.6%	Insurance	$10,699	$0
Maturity Date LTV Ratio(1)	51.7%	Replacement Reserves	$0	$3,865
DSCR Based on Underwritten NOI / NCF	2.17x / 1.81x	TI/LC	$0	$18,333
Debt Yield Based on Underwritten NOI / NCF	12.6% / 10.5%	Other(3)	$696,906	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$12,000,000	70.7%	Purchase Price	$16,000,000	94.3%
Principal’s New Cash Contribution	4,974,231	29.3	Reserves	744,412	4.4
Closing Costs	229,819	1.4

Total Sources	$16,974,231	100.0%	Total Uses	$16,974,231	100.0%

(1)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $18,500,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 54.0%.
(2)	John S. Ziegler is the guarantor of the non-recourse carveouts under the 601 West Main Loan.
(3)	Other reserves represent a deferred maintenance reserve ($405,130), an ICM tenant reserve ($184,120) and an unfunded obligations reserve for certain tenant improvements and rent abatements ($107,656).

The following table presents certain information relating to the tenants at the 601 West Main Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
JP Morgan Chase	A+ / A2 / A	13,382	7.8%	$303,564	11.3%	$22.68	6/30/2014	4, 5-year options
Wells Fargo Insurance	AA- / A2 / A+	12,059	7.0	249,699	9.3	20.71	7/31/2015	NA
Sadler, Breen, Morasch	NR / NR / NR	12,059	7.0	228,516	8.5	18.95	7/31/2014	1, 2-year option
Kiemle & Hagood Co	NR / NR / NR	12,059	7.0	217,368	8.1	18.03	8/31/2014	NA
Russell Mining & Minerals	NR / NR / NR	11,545	6.7	197,760	7.4	17.13	3/31/2015	2, 3-year options
TW Telecom(2)	NR / B2 / BB-	10,465	6.1	166,854	6.2	15.94	4/30/2017	2, 5-year options
Fireman’s Fund Insurance	AA- / Aa3 / AA	6,972	4.1	138,493	5.2	19.86	12/31/2013	NA
Workland Witherspoon	NR / NR / NR	7,568	4.4	135,696	5.1	17.93	4/30/2015	1, 5-year option
ICM	NR / NR / NR	6,412	3.7	120,000	4.5	18.71	8/31/2017	NA
RBC Capital Markets	AA / Aa3 / AA-	5,290	3.1	110,136	4.1	20.82	5/31/2014	1, 5-year option
Ten Largest Owned Tenants		97,811	57.1%	$1,868,086	69.8%	$19.10
Remaining Owned Tenants		46,296	27.0	806,720	30.2	17.43
Vacant		27,261	15.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		171,368	100.0%	$2,674,806	100.0%	$18.56

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	TW Telecom has a one time termination option at the end of the 36th month of the lease (February 2015) with 9 months notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

601 WEST MAIN

The following table presents the lease rollover schedule at the 601 West Main Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	5,152	3.0%	3.0%	$88,020	3.3%	$17.08	2
2013	14,369	8.4	11.4%	272,412	10.2	18.96	4
2014	49,394	28.8	40.2%	973,500	36.4	19.71	8
2015	35,420	20.7	60.9%	659,781	24.7	18.63	5
2016	7,319	4.3	65.2%	124,908	4.7	17.07	4
2017	22,233	13.0	78.1%	386,586	14.5	17.39	4
2018	8,670	5.1	83.2%	138,336	5.2	15.96	3
2019	1,550	0.9	84.1%	31,264	1.2	20.17	1
2020	0	0.0	84.1%	0	0.0	0.0	0
2021	0	0.0	84.1%	0	0.0	0.0	0
2022	0	0.0	84.1%	0	0.0	0.0	0
2023	0	0.0	84.1%	0	0.0	0.0	0
2024 & Thereafter	0	0.0	84.1%	0	0.0	0.0	0
Vacant	27,261	15.9	100.0%	0	0.0	0.0	0
Total / Wtd. Avg.	171,368	100.0%		$2,674,806	100.0%	$18.56	31

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the 601 West Main Property:

Historical Leased %(1)
	2009	2010	2011	TTM 10/31/2012
Owned Space	88.2%	87.2%	81.6%	84.1%

(1)	As provided by the borrower which reflects occupancy as of December 31, for the indicated year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 601 West Main Property:

Cash Flow Analysis(1)
	2009	2010	2011	TTM 10/31//2012	Underwritten(3)	Underwritten $ per SF
Base Rent	$2,484,923	$2,545,074	$2,426,071	$2,513,341	$2,674,806	$15.61
Other Rental Revenue(2)	24,693	25,852	76,865	80,335	80,335	0.47
Gross Up Vacancy	0	0	0	0	479,124	2.80
Total Rent	$2,509,616	$2,570,927	$2,502,936	$2,593,676	$3,234,264	$18.87
Total Reimbursables	0	0	0	0	0	0.00
Parking Income	0	0	0	0	0	0.00
Other Income	0	0	0	0	0	0.00
Less Vacancy & Credit Loss	(35,106)	(67,874)	0	0	(479,124)	(2.80)
Effective Gross Income	$2,474,510	$2,503,053	$2,502,936	$2,593,676	$2,755,140	$16.08

Total Operating Expenses	$1,211,017	$1,160,698	$1,145,395	$1,232,866	$1,246,797	$7.28

Net Operating Income	$1,263,493	$1,342,355	$1,357,541	$1,360,810	$1,508,344	$8.80
TI/LC	0	0	0	0	204,879	1.20
Capital Expenditures	0	0	0	0	46,269	0.27
Net Cash Flow	$1,263,493	$1,342,355	$1,357,541	$1,360,810	$1,257,196	$7.34

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Includes other rental charges, storage, signage income and other income line items.
(3)	Underwritten cash flow based on contractual rents as of 11/1/2012 and rent steps through 8/31//2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

FESTIVAL AT MANASSAS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		AMF I
Location (City/State)	Manassas, Virginia	Cut-off Date Principal Balance		$11,271,354
Property Type	Retail	Cut-off Date Principal Balance per SF		$95.87
Size (SF)	117,565	Percentage of Initial Pool Balance		1.3%
Total Occupancy as of 10/1/2012(1)	91.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/1/2012(1)	91.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	1986 / NAP	Mortgage Rate		4.2300%
Appraised Value	$15,900,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	NAP
Underwritten Revenues	$1,824,437	Borrower Sponsor(2)	Daniel Katz and R. Paul Smith
Underwritten Expenses	$507,534	Escrows
Underwritten Net Operating Income (NOI)	$1,316,903		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,196,701	Taxes	$18,005	$18,005
Cut-off Date LTV Ratio	70.9%	Insurance(3)	$0	$0
Maturity Date LTV Ratio	56.9%	Replacement Reserves	$0	$4,017
DSCR Based on Underwritten NOI / NCF	1.98x / 1.80x	TI/LC(4)	$200,000	$0
Debt Yield Based on Underwritten NOI / NCF	11.7% / 10.6%	Other(5)	$31,468	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$11,300,000	69.4%	Purchase Price	$15,750,000	96.7%
Principal’s New Cash Contribution	4,989,116	30.6	Closing Costs	289,644	1.8
			Reserves	249,472	1.5

Total Sources	$16,289,116	100.0%	Total Uses	$16,289,116	100.0%

(1)
As of 10/1/2012, the Festival at Manassas Property was 100.0% leased and 91.8% physically occupied. Two tenants, Golden Star Buffet and Dollar Magic Plus, were in the process of building out their respective spaces.

(2)	Daniel Katz and R. Paul Smith are the guarantors of the non-recourse carveouts under the Festival at Manassas Loan.
(3)
So long as (a) the mortgaged property is insured as part of a blanket insurance policy or policies, and (b) AMC receives timely evidence through the term of the loan that (i) the insurance in effect conforms with that which is required under the loan documents and (ii) the premiums therefore have been timely paid, the Borrower is not required to reserve for insurance with AMC.

(4)	TI/LC reserves are capped at $200,000 and will be collected at a rate of $6,000 per month if the reserve balance drops below the cap.
(5)	Borrower funded a $31,468 Deferred Maintenance reserve at origination.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Festival at Manassas Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	UW Base Rent	UW Base Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF (2)	Occupancy Cost(3)	Renewal / Extension Options
Anchors
Global Food	NR / NR / NR	51,015	43.4%	Yes	$561,165	$11.00	2/28/2022	$238	4.6%	1, 5-year option
Total Anchors		51,015	43.4%

Jr. Anchors
Jo-Ann Fabrics	NR / NR / NR	11,625	9.9%	Yes	$93,000	$8.00	9/30/2013	$105	7.6%	NA
Total Jr. Anchors		11,625	9.9%

Occupied In-line(4)		54,925	46.7%		$900,514	$16.40
Vacant Spaces		0	0.0%		$0	$0.00
Total Owned SF		117,565	100.0%
Total SF		117,565	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are as of 12/31/2011.
(3)	Occupancy cost is calculated on base rent and does not include reimbursables.
(4)	Occupied in-line includes the two tenants that had executed leases but not yet taken occupancy as of 10/1/2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

FESTIVAL AT MANASSAS

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Festival at Manassas Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost(4)	Renewal / Extension Options
Global Food	NR / NR / NR	51,015	43.4%	$561,165	36.1%	$11.00	2/28/2022	$238	4.6%	1, 5-year option
Golden Star Buffet(5)	NR / NR / NR	7,541	6.4	105,574	6.8	14.00	12/1/2022	NA	NA	NA
Jo-Ann Fabrics	NR / NR / NR	11,625	9.9	93,000	6.0	8.00	9/30/2013	$105	7.6%	NA
Jeanette’s Bridal	NR / NR / NR	6,375	5.4	89,250	5.7	14.00	1/31/2016	NA	NA	1, 5-year option
Potbelly Sandwich Works	NR / NR / NR	2,400	2.0	88,704	5.7	36.96	5/31/2015	NA	NA	2, 5-year options
Festival Coin Laundry	NR / NR / NR	4,575	3.9	76,494	4.9	16.72	10/31/2014	$137	12.2%	NA
CiCi’s Pizza	NR / NR / NR	4,000	3.4	60,000	3.9	15.00	2/28/2021	$163	9.2%	2, 5-year options
Color Tyme	NR / NR / NR	3,500	3.0	59,500	3.8	17.00	7/31/2013	$131	13.0%	2, 5-year options
The Furniture House	NR / NR / NR	6,146	5.2	52,364	3.4	8.52	8/31/2014	$29	29.4%	NA
Pho234	NR / NR / NR	2,250	1.9	49,163	3.2	21.85	8/30/2018	NA	NA	1, 5-year option(6)
Ten Largest Owned Tenants		99,427	84.6%	$1,235,214	79.5%	$12.42
Remaining Owned Tenants		18,138	15.4	319,465	20.5	17.61
Vacant Spaces		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		117,565	100.0%	$1,554,679	100.0%	$13.22

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include Non-owned Anchors.
(3)	Tenant sales as of 12/31/2011.
(4)	Occupancy cost is calculated on base rent and does not include reimbursables.
(5)	Golden Star Buffet has an executed lease but had not yet taken occupancy as of 10/1/12.
(6)	Option to extend is exclusive to Vinh Le and Loan Tran and cannot be transferred.

The following table presents certain information relating to the lease rollover schedule at the Festival at Manassas Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	15,125	12.9	12.9%	152,500	9.8	10.08	2
2014	10,721	9.1	22.0%	128,858	8.3	12.02	2
2015	6,191	5.3	27.3%	165,580	10.7	26.75	4
2016	15,247	13.0	40.2%	237,608	15.3	15.58	6
2017	4,350	3.7	43.9%	66,375	4.3	15.26	2
2018	3,375	2.9	46.8%	77,019	5.0	22.82	2
2019	0	0.0	46.8%	0	0.0	0.00	0
2020	0	0.0	46.8%	0	0.0	0.00	0
2021	4,000	3.4	50.2%	60,000	3.9	15.00	1
2022	58,556	49.8	100.0%	666,739	42.9	11.39	2
2023	0	0.0	100.0%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	117,565	100.0%		$1,554,679	100.0%	$13.22	21

(1)	Calculated based on approximate square footage occupied by each Owned Tenant including the two tenants that had executed leases but not yet taken occupancy as of 10/1/2012.

The following table presents certain information relating to historical leasing at the Festival at Manassas Property:

Historical Leased %(1)
	2009	2010	2011	As of 10/1/2012(2)
Owned Space	93.9%	96.7%	91.8%	100.0%

(1)	As provided by the prior owner and represents occupancy as of 12/31/2009, 12/31/2010, 12/31/2011, and 10/1/2012 respectively.
(2)	As of 12/1/2012, the Festival at Manassas Property was 100.0% leased and 91.8% physically occupied.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

FESTIVAL AT MANASSAS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Festival at Manassas Property:

Cash Flow Analysis(1)

	2009	2010	2011	YTD 6/3/2012(2)	Underwritten(3)	Underwritten $ per SF
Base Rent	$1,401,467	$1,381,038	$1,129,856	$1,224,178	$1,554,679	$13.22
Overage Rent	0	0	0	0	0	0.00
Other Rental Revenue	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$1,401,467	$1,381,038	$1,129,856	$1,224,178	$1,554,679	$13.22
Total Reimbursables	445,050	397,043	406,232	341,840	406,232	3.46
Other Income(4)	80	3,525	9,817	600	600	0.01
Vacancy & Credit Loss	0	0	0	0	(137,074)	(1.17)
Effective Gross Income	$1,846,597	$1,781,606	$1,545,905	$1,566,618	$1,824,437	$15.52

Total Operating Expenses	$585,779	$507,107	$450,695	$410,548	$507,534	$4.32

Net Operating Income	$1,260,818	$1,274,499	$1,095,210	$1,156,070	$1,316,903	$11.20
TI/LC	0	0	0	0	72,000	0.61
Capital Expenditures	0	0	0	0	48,202	0.41
Net Cash Flow	$1,260,818	$1,274,499	$1,095,210	$1,156,070	$1,196,701	$10.18

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Year to date cash flow annualized.
(3)	Underwritten cash flow based on the 10/1/2012 rent roll with rent steps through 12/1/2012 and includes rent from the two tenants that had executed leases but not yet taken occupancy.
(4)	Other income includes miscellaneous other income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

OKEE SQUARE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		MC–Five Mile
Location (City/State)	West Palm Beach, Florida	Cut-off Date Principal Balance		$11,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$88.71
Size (SF)	124,000	Percentage of Initial Pool Balance		1.3%
Total Occupancy as of 11/8/2012	78.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/8/2012	78.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1993, 1994, 2008 / NAP	Mortgage Rate		4.6800%
Appraised Value	$17,100,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	NAP
		Borrower Sponsor(2)	Michael Ashkenazy
Underwritten Revenues	$1,772,905
Underwritten Expenses	$674,676	Escrows
Underwritten Net Operating Income (NOI)	$1,098,229		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$994,149	Taxes	$287,844	$23,987
Cut-off Date LTV Ratio	64.3%	Insurance	$69,201	$9,886
Maturity Date LTV Ratio(1)	48.9%	Replacement Reserves(3)	$151,000	$3,142
DSCR Based on Underwritten NOI / NCF	1.61x / 1.46x	TI/LC Reserve(4)	$0	$8,333
Debt Yield Based on Underwritten NOI / NCF	10.0% / 9.0%	Other Reserve(5)	$1,706,822	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$11,000,000	99.6%	Loan Payoff	$8,514,930	77.1%
Principal Equity	$40,173	0.4%	Reserves	2,214,867	20.1%
			Closing Costs	310,376	2.8%

Total Sources	$11,040,173	100.0%	Total Uses	$11,040,173	100.0%

(1)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $18,300,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 52.3%.
(2)	Michael Ashkenazy is the guarantor of the non-recourse carveouts under the Okee Square Loan.
(3)	Replacement reserves are capped at $460,000.
(4)
TI/LC reserves are capped at $1,000,000. The TI/LC reserve is required to be funded until it reaches a balance of $1,000,000.  If the reserve balance is drawn down below $750,000 the borrower will be required to replenish the reserve at the rate of $8,333 per month until the balance once again reaches $1,000,000.

(5)
Other reserves include a PDQ Reserve in the amount of $1,292,201 established for the PDQ tenant, which has taken possession of a pad site but is currently in the process of constructing its building.  The PDQ Reserve will not be released unless the following conditions are satisfied: (i) no event of default exists, (ii) PDQ is in occupancy and is open for business, (iii) PDQ is paying full unabated rent, (iv) the borrower is not in default under any of its lease obligations, (v) PDQ has obtained a certificate of occupancy and (vi) PDQ has delivered an acceptable estoppel.  Per its lease, the tenant has a hard rent commencement date of 2/9/2013.  Upon satisfaction of the PDQ conditions for release, $500,000 of the PDQ reserve will be transferred to the TI/LC Reserve with the remainder to be released to the borrower.  A Michaels Reserve in the amount of $405,921 was established for the Michaels tenant, which has yet to deliver an estoppel.   The Michaels Reserve will not be released until the following conditions are satisfied: (i) Michaels being in occupancy, (ii) the borrower is not in default under any of its lease obligations, (iii) delivery of an acceptable estoppel by Michaels, and (iv) satisfaction of the PDQ Reserve Conditions.  In the event the Michaels Reserve Conditions are satisfied but the PDQ Reserve Conditions are not satisfied, the funds in the Michaels Reserve will be transferred to the PDQ Reserve.  The Other Reserve also includes $8,700 for deferred maintenance.

The following table presents certain information relating to the tenants at the Okee Square Property (of which, certain tenants may have co-tenancy provisions):

Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost	Renewal / Extension Options
Bed Bath & Beyond	NR / NR / BBB+	28,693	23.1%	$387,356	30.6%	$13.50	1/31/2016	$245	7.7%	3, 5-year options
Staples	BBB / Baa2 / BBB	21,990	17.7	305,820	24.2	13.91	10/31/2018	NA	NA	4, 5-year options
Michaels Stores	NR / B3 / B	26,500	21.4	238,500	18.8	9.00	11/30/2018	NA	NA	2, 5-year options
Rooms to Go Kids	NR / NR / NR	16,010	12.9	184,481	14.6	11.52	3/1/2019	NA	NA	4, 5-year options
PDQ Ground Lease	NR / NR / NR	4,300	3.5	149,500	11.8	34.77	6/1/2032	NA	NA	4, 5-year options
All Owned Tenants		97,493	78.6%	$1,265,657	100.0%	$12.98
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant Spaces (Owned Space)		26,507	21.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		124,000	100.0%	$1,265,657	100.0%	$12.98

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

OKEE SQUARE

The following table presents certain information relating to the lease rollover schedule at the Okee Square:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	28,693	23.1	23.1%	387,356	30.6	13.50	1
2017	0	0.0	23.1%	0	0.0	0.00	0
2018	48,490	39.1	62.2%	544,320	43.0	11.23	2
2019	16,010	12.9	75.2%	184,481	14.6	11.52	1
2020	0	0.0	75.2%	0	0.0	0.00	0
2021	0	0.0	75.2%	0	0.0	0.00	0
2022	0	0.0	75.2%	0	0.0	0.00	0
2023	0	0.0	75.2%	0	0.0	0.00	0
2024 & Thereafter	4,300	3.5	78.6%	149,500	11.8	34.77	1
Vacant	26,507	21.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	124,000	100.0%		$1,265,657	100.0%	$12.98	5

(1)	Calculated based on approximate square footage occupied by each Tenant.

The following table presents certain information relating to historical leasing at Okee Square:

Historical Leased %(1)

	2009	2010	2011	As of 11/8/2012
Owned Space	96.5%	99.6%	96.1%	78.6%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Okee Square Property:

Cash Flow Analysis

	2010	2011	TTM 9/30/2012	Underwritten(1)	Underwritten $ per SF
Base Rent	$1,190,095	$1,204,936	$1,247,120	$1,265,657	$10.21
Gross Up Vacancy	0	0	0	358,605	2.89
Total Reimbursables	441,856	474,274	473,058	507,248	4.09
Other Income	351	429	409	0	0.00
Vacancy & Credit Loss	0	0	0	(358,605)	(2.89)
Effective Gross Income	$1,632,302	$1,679,639	$1,720,587	$1,772,905	$14.30

Total Operating Expenses	$720,197	$598,892	$589,847	$674,676	$5.44

Net Operating Income	$912,105	$1,080,747	1,130,740	$1,098,229	$8.86
TI/LC(2)	0	0	0	66,880	0.54
Capital Expenditures(3)	0	50,915	0	37,200	0.30
Net Cash Flow	$912,105	$1,029,832	$1,130,740	$994,149	$8.02

(1)
The underwritten base rent is based on the leases in place. Note that per the Third Amendment to the Michaels lease, in December 2013 the tenant’s rate drops to $238,500 per year ($9.00 per SF), which is lower than what it is currently paying. The underwritten rent for Michaels is based on the lower rent.  Also note that the underwritten base rent includes the PDQ rent which has a hard rent commencement date of 2/9/2013.

(2)
Underwritten TI/LC reserves are based on a 65% renewal probability, tenant improvements of $5.00 per SF for new leases and $2.50 per SF for renewals, leasing commissions of 5% for new leases and 2.5% for renewals. In addition, an upfront TI/LC reserve of $500,000 (initially held in the PDQ reserve to be transferred to the TI/LC reserve upon satisfaction of the PDQ conditions for release) will be funded at closing. Once the TI/LC reserve is funded, it will continue to be funded at the rate of $100,000 per year until the reserve exceeds a balance of $1,000,000. If the balance in the TI/LC reserve falls below $750,000, the borrower will be required to replenish the reserve at the rate of $8,333 per month until the balance once again reaches $1,000,000.

(3)
Underwritten capital expenditures based on $0.30 per SF per year, which is consistent with the engineer’s estimate of annual allocation of ongoing replacement reserves. An upfront deposit into the cap ex reserve equal to $151,000 will be required in order to address any shortfalls in the reserve in future years.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet.  The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types.  Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates.  Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined therein, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—
In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have experienced significant dislocations, illiquidity and volatility.  We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—
The offered certificates are not suitable investments for all investors.  In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—
An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—
The offered certificates, when issued, will represent beneficial interests in the issuing entity.  The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—
The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus.  Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—
Investors should treat each mortgage loan as a nonrecourse loan.  If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan.  Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property.  Payment at maturity is primarily dependent upon the market value of the mortgaged property or the borrower’s ability to refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—
Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates.  While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—
The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—
We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions.  We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—
Member States of the European Union (“EU”) have implemented Article 122a of the Banking Consolidation Directive (Directive 2006/48/EC, as amended) (“Article 122a”), which applies to new securitizations issued on or after January 1, 2011 as well as certain existing securitizations issued prior to that date only where new assets are added or substituted after December 31, 2014.  Article 122a imposes a severe capital charge on a securitization position acquired by an EU-regulated credit institution unless, among other conditions, (a) the originator, sponsor or original lender for the securitization has explicitly disclosed to the EU-regulated credit institution that it will retain, on an ongoing basis, a material net economic interest of not less than 5% in respect of certain specified credit risk tranches or asset exposures, and (b) the acquiring institution is able to demonstrate that it has undertaken certain due diligence in respect of its securitization position and the underlying exposures and that procedures are established for such activities to be monitored on an on-going basis.  For purposes of Article 122a, an EU-regulated credit institution may be subject to the capital requirements as a result of activities of its overseas affiliates, possibly including those that are based in the United States.  Requirements similar to the retention requirement in Article 122a are scheduled to apply in the future to investment in securitizations by EEA insurance and reinsurance undertakings and by investment funds managed by EEA alternative investment fund managers. None of the sponsors, the depositor or the issuing entity has taken, or intends to take, any steps to comply with the requirements of Article 122a.  As neither the depositor nor any sponsor will retain a 5% net economic interest with respect to the offered certificates in one of the forms prescribed by Article 122a, the adverse effect of Article 122a to EU–regulated institutions and their affiliates may cause them not to invest in the Certificates.

—
The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking regulators amend their regulations to exclude reliance on credit ratings, including the use of such ratings to determine the permissibility of, and capital charges imposed on, investments by banking institutions. Such regulations, including those that have been proposed  to implement  the more recent Basel internal ratings based and advanced measures approaches, may result in greater capital charges to financial institutions that own CMBS, or otherwise adversely affect the attractiveness of investments in CMBS for regulatory purposes.

—
The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products.  These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—
The repayment of the mortgage loans in the pool (or whole loans) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents.  However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or whole loan) at any given time.  The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—
The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers.  The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance.  Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—
A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity Date

—
Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans.  This is because the borrower may be unable to repay the loan at that time.  A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—
We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or purchases by a mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—
Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency except that Archetype Mortgage Capital LLC will guarantee the obligations of Archetype Mortgage Funding I LLC. We cannot provide assurances that the applicable sponsor will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—
There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business.  Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs.  We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—
Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan  by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor.  In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—
Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties.  Additionally, with respect to the appraisals setting forth assumptions as to the “as stabilized” values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” values may not be the values of the related mortgaged properties at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—
The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—
Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware.  Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Availability of Earthquake, Flood and Other Insurance

—
Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—
Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

—
In the event of the bankruptcy or insolvency of an originator, a sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”), which is also an originator with respect to 1 mortgage loan, representing approximately 1.8% of the Initial Pool Balance, it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—
The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6).  The transfers of the applicable mortgage loans by Goldman Sachs Mortgage Company (“GSMC”), to the depositor, will not qualify for the FDIC Safe Harbor.  However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed.  Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor and the Controlling Class Representative

—
The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative or the holder of a companion loan or mezzanine loan or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative or the holder of a companion loan or mezzanine loan or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower.  Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—
The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in the expected repayment dates or other features of some or all of the mortgage loans.  The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests. In addition, the B-Piece Buyer received price adjustments or cost mitigation arrangements in connection with accepting certain mortgage loans in the mortgage pool. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

—
The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates.  The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates.  The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors, and of GS Bank, one of the originators, and Goldman, Sachs & Co., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates.  A completed offering would reduce the originators’ exposure to the mortgage loans.  The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates.  The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—
The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

—
The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders.  The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—
The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise.  The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments.  Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers.  By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments.  As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—
If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

—
In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■Other Rating Agencies May Assign Different Ratings to the Certificates

—
Other nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor.  The issuance of unsolicited ratings by any nationally recognized statistical rating organization on one or more classes of the offered certificates that are different from ratings assigned by the rating agencies engaged by the depositor may adversely impact the liquidity, market value or regulatory characterization of those offered certificates.

■	Tax Considerations

—	The offered certificates, will be treated as regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of investment.

—
State and local income tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state and local tax consequences of an investment in the certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.